UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

April 30, 2014

Columbia Short Term Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	25
Statement of Operations	27
Statement of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	42
Federal Income Tax Information	43
Trustees and Officers	44
Approval of Investment Management Services Agreement	50
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Short Term Municipal Bond Fund (the Fund) Class A shares returned 0.37% excluding sales charges for the 12-month period that ended April 30, 2014. The Fund's Class Z shares returned 0.62% for the same time period.

>   The Fund underperformed its benchmark, the Barclays 1-3 Year Municipal Bond Index, which returned 0.94% for the same time period.

>  Positive contributions resulting from effective sector allocation and overall security selection was more than offset by the detracting effects of duration and yield curve positioning.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/02/93
Excluding sales charges		0.37	1.32	2.17
Including sales charges		-0.66	1.11	2.07
Class B	10/12/93	-0.47	0.55	1.40
Class C	05/19/94
Excluding sales charges		-0.38	0.57	1.41
Including sales charges		-1.37	0.57	1.41
Class R4*	03/19/13	0.53	1.56	2.41
Class R5*	11/08/12	0.67	1.59	2.43
Class Z	10/07/93	0.62	1.58	2.43
Barclays 1-3 Year Municipal Bond Index		0.94	1.68	2.54

Returns for Class A are shown with and without the maximum initial sales charge of 1.00%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% in the first year. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 1-3 Year Municipal Bond Index, is an unmanaged index which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2004 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2014, the Fund's Class A shares returned 0.37% excluding sales charges. The Fund's Class Z shares returned 0.62% for the same time period. The Fund underperformed its benchmark, the Barclays 1-3 Year Municipal Bond Index, which returned 0.94% for the same time period. Positive contributions resulting from effective sector allocation and overall security selection was more than offset by the detracting effects of duration and yield curve positioning.

Tax-Exempt Bond Market Impacted by Shifting Fed Policy

During the annual period, yields on very short-term maturities (one year and under) declined, while yields on maturities within the two- to five-year portion of the yield curve rose. (There is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.) In turn, the short-term municipal bond yield curve steepened.

In June 2013, following mid-May comments by then-Federal Reserve (Fed) Chair Bernanke, the markets began anticipating the tapering of monetary policy stimulus. Brightening economic growth prospects perpetuated municipal bond fund outflows, causing selling pressure and, in turn, higher yields. July and August 2013 saw negative returns in the benchmark due to sharply higher interest rates that resulted from confusion over Fed policy and heightened concerns about the fiscal health of Detroit, Puerto Rico and Illinois. Municipal bond mutual fund redemptions hit record levels, further pressuring bond prices, despite somewhat modest supply.

The municipal bond market reversed course in September 2013, posting gains as market fears faded with the Fed's unanticipated decision to delay tapering its quantitative easing program along with continued slow issuance. Through the remainder of the annual period, yields on municipal bonds with maturities of five years or less generally declined, while longer-term maturity yields increased. Municipal bond mutual fund redemptions slowed. Fund flows turned positive in February 2014, with improved demand for municipal bonds supported by reduced supply and high taxes. From February through April, the municipal yield curve flattened somewhat, meaning the differential between shorter- and longer-term yields narrowed.

From a fundamental perspective, states saw greater revenue on the back of increasing sales, income and property taxes along with lower expenses following recent austerity measures taken. While negative credit stories made headlines — including the state of Illinois' pension turmoil, Puerto Rico's multi-notch downgrade and Detroit's Chapter 9 bankruptcy filing, such issues were not representative of the broad municipal bond market. Overall default rates trended down and were at their lowest level since 2009.

Duration and Yield Curve Positioning Hampered Returns

Detracting from Fund results was the combined effect of duration and yield curve positioning. The Fund had a longer duration profile than the benchmark during the first half of the annual period, which hurt as tax-exempt bond rates rose. We shifted the Fund to a modestly shorter duration than that of the benchmark during the second half of the annual period, which subsequently offset some earlier losses. Also, the Fund's barbell maturity structure — with

Portfolio Management

Catherine Stienstra

Top Ten States (%) (at April 30, 2014)
New York	19.9
Illinois	11.1
California	10.3
New Jersey	6.8
Florida	6.6
Washington	4.5
Michigan	3.7
Texas	3.7
Massachusetts	3.2
Indiana	2.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at April 30, 2014)
AAA rating	3.8
AA rating	32.9
A rating	49.0
BBB rating	6.2
Not rated	8.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

overweights relative to the benchmark in bonds with maturities of one year and less and in issues with maturities of four to five years — hampered results. (Concentrations at both ends of the short-term municipal bond yield curve, with less exposure in beween, would mimic the shape of a barbell, hence the description.) The overweight in longer maturity bonds hurt relative performance, outweighing stronger performance from an overweight at the short end. Security selection among bonds rated A and bonds in the leasing sector detracted as well.

Effective Sector Allocation Aided Fund Performance

The Fund benefited from its underweighted allocation to bonds rated AAA and from its overweight to bonds rated A, as lower quality securities outpaced higher quality bonds for the annual period. From a sector perspective, the Fund's results were aided by its underweight to pre-refunded bonds, which lagged the benchmark, and by security selection within the transportation and state general obligation bond sectors. Geographically, the Fund benefited from having no exposure to Puerto Rico bonds and from having an overweight to Illinois-issued bonds. In early December 2013, the Illinois Senate and House passed pension reform, which the market viewed as positive news and was enough to cause Illinois credit spreads to start tightening.

Fundamental Analysis Drove Portfolio Changes

During the annual period, we gradually reduced the Fund's duration relative to that of the benchmark through December 2013 and then extended beginning in January 2014 to a neutral duration stance, as the yield curve steepened. Also, the Fund's barbell structure became less pronounced through December 2013 — becoming more overweight in bonds with maturities of one year and under and less overweight in longer maturities — as we allowed the barbell structure to drift in along with duration. In January 2014, we started to move back to a more evenly distributed barbell structure.

In anticipation of interest rate increases, we exchanged the Fund's longer maturity, lower coupon securities for more defensive, higher coupon bonds. Most new purchases were of bonds rated A or BBB. We decreased the Fund's allocation to securities rated AA. We increased the Fund's allocations to local general obligations bonds and to the transportation sector and decreased its exposure to the pre-refunded sector.

Looking Ahead

After the Fed unsettled the markets in March 2014 by hinting that it might increase interest rates sooner than previously anticipated, Chair Janet Yellen subsequently re-emphasized the Fed's commitment to keep short-term interest rates low. At the end of the annual period, it seemed to us the Fed had reverted back to a no-action bias regarding short-term interest rates until at least the second half of 2015. Given this view, combined with generally mixed-to-weaker economic data releases toward the end of the annual period, we currently intend to firm the Fund's barbell strategy and to take a duration stance just slightly longer than that of the benchmark. We also intend to continue to seek yield one security at a time, relying heavily on the strength of our in-house municipal credit research team to help us evaluate the risk and return potential of each issue. As always, the Fund's emphasis remains on seeking current income exempt from federal income tax, consistent with minimal fluctuation of principal.

Investment Risks

There are risks associated with an investment in this Fund, including market risk, credit risk, interest rate risk, prepayment and extension risk and state-specific municipal securities risk. In general, bond prices rise when interest rates fall and vice versa. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called 'high-yield' or 'junk' bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. See the Fund's prospectus for information on these and other risks associated with Fund. Income from tax-exempt funds may be subject to state and local taxes. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,003.70	1,021.17	3.63	3.66	0.73
Class B	1,000.00	1,000.00	999.00	1,017.46	7.34	7.40	1.48
Class C	1,000.00	1,000.00	999.90	1,017.46	7.34	7.40	1.48
Class R4	1,000.00	1,000.00	1,004.90	1,022.41	2.39	2.41	0.48
Class R5	1,000.00	1,000.00	1,004.40	1,022.91	1.89	1.91	0.38
Class Z	1,000.00	1,000.00	1,004.90	1,022.41	2.39	2.41	0.48

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 90.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 1.4%
Alabama 21st Century Authority Revenue Bonds Series 2012A 06/01/18	5.000%	1,250,000	1,426,487
Alabama Public School & College Authority Refunding Revenue Bonds Pool
Series 2012A 03/01/17	5.000%	4,560,000	5,117,506
03/01/18	5.000%	7,510,000	8,636,875
Series 2009A 05/01/14	5.000%	9,000,000	9,001,259
Auburn University Revenue Bonds Series 2012A 06/01/16	5.000%	3,000,000	3,286,380
Total			27,468,507
Alaska 0.6%
Alaska Industrial Development & Export Authority Refunding Revenue Bonds Revolving Fund Series 2010A 04/01/16	5.000%	2,500,000	2,710,100
City of Valdez Refunding Revenue Bonds BP Pipelines, Inc. Project Series 2003 01/01/16	5.000%	9,200,000	9,904,996
Total			12,615,096
Arizona 1.1%
Arizona School Facilities Board Certificate of Participation Series 2005A-1 (NPFGC) 09/01/14	5.000%	10,000,000	10,163,300
Refunding Certificate of Participation Series 2013A-1 09/01/16	4.000%	1,500,000	1,618,470
County of Pima Sewer System Revenue Bonds Series 2012A 07/01/14	3.000%	1,000,000	1,004,880
Series 2012A 07/01/15	4.000%	375,000	391,725
Series 2012A 07/01/16	3.000%	450,000	475,349
Series 2012A 07/01/16	4.000%	500,000	538,955

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maricopa County Industrial Development Authority Revenue Bonds Catholic Healthcare West Series 2007A 07/01/18	5.000%	1,845,000	2,053,817
State of Arizona Certificate of Participation Department Administration Series 2010A (AGM) 10/01/15	5.000%	5,000,000	5,315,200
Refunding Certificate of Participation Department Administration Series 2013B 10/01/14	3.000%	350,000	353,773
10/01/15	4.000%	200,000	209,536
10/01/16	5.000%	175,000	191,401
Total			22,316,406
California 9.5%
Brea Redevelopment Agency Refunding Tax Allocation Bonds Redevelopment Project Series 2013 08/01/17	5.000%	950,000	1,074,830
08/01/18	5.000%	995,000	1,145,464
California Health Facilities Financing Authority Revenue Bonds City of Hope Obligation Group Series 2012A 11/15/14	5.000%	500,000	512,800
California Health Facilities Financing Authority(a) Refunding Revenue Bonds St. Joseph Health System Series 2009C 07/01/34	5.000%	12,000,000	12,266,280
Revenue Bonds St. Joseph Health Systems Series 2013B 07/01/43	5.000%	4,000,000	4,570,320
California Pollution Control Financing Authority Refunding Revenue Bonds South Dakota Gas and Electric Series 1996A (NPFGC) 06/01/14	5.900%	500,000	502,487
California Pollution Control Financing Authority(a) Refunding Revenue Bonds BP West Coast Products LLC Series 2009 12/01/46	2.600%	5,000,000	5,036,700
California State Public Works Board Refunding Revenue Bonds Department of Corrections Series 2012I 06/01/15	5.000%	2,080,000	2,187,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Richmond Laboratory Project Series 2012J 11/01/14	3.000%	1,445,000	1,465,692
11/01/15	4.000%	2,035,000	2,148,858
Revenue Bonds Various Capital Projects Series 2011A 10/01/16	4.000%	2,000,000	2,167,100
Series 2013I 11/01/17	5.000%	750,000	856,710
Subordinated Series 2010A-1 03/01/15	5.000%	3,000,000	3,119,910
03/01/16	5.000%	1,325,000	1,435,107
City of Los Angeles Department of Airports Refunding Revenue Bonds Ontario International Series 2006A (NPFGC) AMT(b) 05/15/14	4.750%	3,410,000	3,416,188
City of San Jose Airport Revenue Bonds Series 2007A (AMBAC) AMT(b) 03/01/17	5.000%	5,415,000	6,021,372
County of Sacramento Revenue Bonds GNMA Mortgage Series 1998A Escrowed to Maturity AMT(b) 07/01/16	8.000%	12,810,000	14,792,476
Glendale Redevelopment Agency Refunding Tax Allocation Bonds Central Glendale Redevelopment Subordinated Series 2013 (AGM) 12/01/15	3.000%	1,000,000	1,038,090
12/01/16	4.000%	1,000,000	1,079,810
12/01/17	4.000%	1,235,000	1,355,610
Los Angeles Department of Water & Power Revenue Bonds Power System Series 2012C 01/01/16	5.000%	10,000,000	10,680,000
M-S-R Public Power Agency Revenue Bonds Subordinated Lien Series 2011O 07/01/14	4.000%	2,300,000	2,314,950
Northern California Power Agency Revenue Bonds Series 2010A 07/01/15	4.000%	1,355,000	1,416,097
Oakland Redevelopment Successor Agency Refunding Tax Allocation Bonds Subordinated Series 2013 09/01/15	5.000%	4,500,000	4,764,060
09/01/16	5.000%	3,300,000	3,612,510

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oakland Unified School District/Alameda County Unlimited General Obligation Bonds Series 2013 08/01/14	4.000%	5,700,000	5,747,139
08/01/15	4.000%	1,470,000	1,524,904
Port of Oakland Refunding Revenue Bonds Intermediate Lien Series 2007B (NPFGC) 11/01/16	5.000%	8,160,000	9,076,368
Sacramento City Financing Authority Refunding Revenue Bonds EPA Building Series 2013A 05/01/15	4.000%	1,250,000	1,296,662
05/01/16	4.000%	750,000	800,948
State of California Prerefunded 06/01/14 Unlimited General Obligation Bonds Series 2004 12/01/15	5.000%	2,200,000	2,209,196
Prerefunded 07/01/14 Unlimited General Obligation Bonds Series 2004A 07/01/15	5.000%	1,170,000	1,179,629
Unlimited General Obligation Bonds Series 2010 11/01/14	4.000%	1,250,000	1,274,450
Various Purpose Series 2005 03/01/15	5.000%	4,000,000	4,162,040
Series 2011 10/01/16	5.000%	20,000,000	22,202,600
Series 2012 09/01/15	5.000%	5,000,000	5,319,350
Series 2013 02/01/18	5.000%	10,000,000	11,486,600
Unlimited General Obligation Refunding Bonds Series 2012 02/01/15	5.000%	15,885,000	16,465,597
Unrefunded Unlimited General Obligation Bonds Series 2004A 07/01/15	5.000%	1,690,000	1,703,740
State of California(a) Unlimited General Obligation Refunding Bonds Series 2009B 07/01/23	5.000%	19,250,000	19,407,465
Total			192,837,229
Colorado 1.2%
City & County of Denver Airport System Revenue Bonds Series 2011A AMT(b) 11/15/15	5.000%	1,500,000	1,609,320

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Colorado Springs Utilities System Refunding Revenue Bonds Series 2011A 11/15/14	4.000%	5,380,000	5,492,496
Denver Urban Renewal Authority Tax Allocation Bonds Stapleton Senior Series 2013A-1 12/01/14	5.000%	2,500,000	2,568,325
12/01/15	5.000%	1,670,000	1,788,837
Denver Wastewater Management Division Department of Public Works Revenue Bonds Series 2012 11/01/14	5.000%	2,440,000	2,499,755
E-470 Public Highway Authority Revenue Bonds Senior Capital Appreciation Series 1997B (NPFGC)(c) 09/01/16	0.000%	4,460,000	4,260,638
Regional Transportation District Certificate of Participation Series 2010A 06/01/15	5.000%	1,420,000	1,492,732
06/01/16	5.000%	2,010,000	2,196,066
Refunding Certificate of Participation Series 2013A 06/01/16	5.000%	3,045,000	3,326,876
Total			25,235,045
Connecticut 1.6%
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2012B 08/15/15	4.000%	2,500,000	2,602,925
08/15/17	5.000%	5,000,000	5,566,800
City of New Haven Unlimited General Obligation Bonds Series 2013A 08/01/15	5.000%	3,135,000	3,303,068
Unlimited General Obligation Refunding Bonds Series 2006 (AMBAC) 11/01/15	5.000%	2,325,000	2,471,870
Connecticut Housing Finance Authority Revenue Bonds Subordinated Series 2012D-1 11/15/14	0.850%	3,215,000	3,224,291
11/15/15	1.200%	3,710,000	3,753,147
State of Connecticut Unlimited General Obligation Bonds Series 2011A(a) 05/15/15	0.600%	11,265,000	11,292,712
Total			32,214,813

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
District Of Columbia 0.3%
District of Columbia Certificate of Participation Series 2006 (NPFGC) 01/01/17	5.250%	5,925,000	6,316,287
Florida 6.5%
Citizens Property Insurance Corp. Revenue Bonds High Risk Senior Secured Series 2010A-1 06/01/15	5.000%	13,750,000	14,454,275
Series 2010A-1 (AGM) 06/01/15	5.000%	6,155,000	6,470,259
Senior Secured Series 2012A-1 06/01/17	5.000%	15,000,000	16,817,850
City of Jacksonville Refunding Revenue Bonds Series 2012C 10/01/14	5.000%	1,250,000	1,275,438
Series 2012C 10/01/15	5.000%	1,000,000	1,067,410
Sales Tax Series 2012 10/01/17	5.000%	2,000,000	2,265,700
Revenue Bonds Series 2010A-1 10/01/16	5.000%	5,000,000	5,538,450
City of Tampa Revenue Bonds Baycare Health Systems Series 2010 11/15/16	5.000%	2,000,000	2,224,720
Florida Department of Environmental Protection Refunding Revenue Bonds Florida Forever Series 2011B 07/01/15	5.000%	15,335,000	16,185,019
Series 2012A 07/01/16	4.000%	13,915,000	14,951,946
07/01/17	4.000%	14,470,000	15,897,031
Florida HomeLoan Corp. Revenue Bonds Homeowner Mortgage Special Program Series 2010A (GNMA/FNMA/FHLMC) 07/01/28	5.000%	2,295,000	2,452,712
Florida Municipal Loan Council Revenue Bonds 9B Design-Build Finance Project Series 2012 08/15/16	1.750%	9,250,000	9,374,413

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Orange County Health Facilities Authority Revenue Bonds Hospital-Orlando Health, Inc. Series 2009 10/01/14	5.000%	2,000,000	2,038,860
Pasco County School Board Revenue Bonds Series 2013 10/01/18	5.000%	1,000,000	1,153,960
St. Johns River Power Park Refunding Revenue Bonds Issue 2 Series 2011-23 10/01/17	5.000%	3,000,000	3,428,490
State Board of Administration Finance Corp. Revenue Bonds Series 2010A 07/01/15	5.000%	10,000,000	10,550,700
State of Florida Unlimited General Obligation Refunding Bonds Capital Outlay Series 2009D 06/01/14	5.000%	6,460,000	6,487,619
Total			132,634,852
Georgia 1.3%
Burke County Development Authority Revenue Bonds Georgia Power Co. Plant Vogtle Project Series 2012(a) 11/01/48	1.550%	5,000,000	5,061,750
City of Atlanta Department of Aviation Refunding Revenue Bonds Series 2011A 01/01/19	5.000%	4,000,000	4,648,640
Floyd County Development Authority Revenue Bonds Georgia Power Company Plant Hammond Project Series 2012(a) 07/01/22	0.850%	4,750,000	4,766,007
Municipal Electric Authority of Georgia Revenue Bonds Combined Cycle Project Series 2012A 11/01/14	4.000%	1,000,000	1,019,270
11/01/15	4.000%	3,045,000	3,215,672
Unrefunded Revenue Bonds Series 1998Y (AGM) 01/01/17	6.500%	3,965,000	4,296,831
Public Gas Partners, Inc. Revenue Bonds Series 2009A 10/01/14	5.000%	3,630,000	3,697,700
Total			26,705,870

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Guam 0.1%
Antonio B. Won Pat International Airport Authority(b)(d) Revenue Bonds General Series 2013C AMT 10/01/14	3.000%	1,000,000	1,007,770
10/01/15	4.000%	1,000,000	1,040,440
Total			2,048,210
Hawaii 0.4%
State of Hawaii Airports System Refunding Revenue Bonds Series 2010B AMT(b) 07/01/15	5.000%	7,000,000	7,385,490
Illinois 11.0%
Chicago Board of Education Unlimited General Obligation Refunding Bonds Series 2004A (NPFGC) 12/01/15	5.000%	1,700,000	1,746,104
Series 2010F 12/01/15	5.000%	2,000,000	2,123,420
Chicago Board of Education(c) Unlimited General Obligation Bonds Capital Appreciation-Chicago School Reform Series 1997A (AMBAC) 12/01/14	0.000%	7,085,000	7,059,494
Chicago Midway International Airport Refunding Revenue Bonds 2nd Lien Series 2004B (AMBAC) 01/01/18	5.000%	5,120,000	5,270,938
Chicago Midway International Airport(a) Prerefunded 01/01/15 Revenue Bonds 2nd Lien Series 2010B 01/01/34	5.000%	10,250,000	10,576,872
Chicago O'Hare International Airport Revenue Bonds General-Third Lien Series 2011B 01/01/17	5.000%	2,500,000	2,778,850
Chicago O'Hare International Airport(b) Refunding Revenue Bonds General-Senior Lien Series 2012A AMT 01/01/17	5.000%	8,000,000	8,851,920
01/01/18	5.000%	11,340,000	12,777,685
Series 2013A AMT 01/01/16	5.000%	3,875,000	4,159,774
Passenger Facility Charge Series 2012B AMT 01/01/17	5.000%	13,125,000	14,522,681

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Public Building Commission Refunding Revenue Bonds Chicago School Reform Series 1999B (NPFGC) 12/01/15	5.250%	3,165,000	3,378,258
Chicago Transit Authority Revenue Bonds Federal Transportation Administration Section 5307 Funds Series 2006 (AMBAC) 06/01/15	5.000%	2,615,000	2,738,925
Unrefunded Revenue Bonds Federal Transit Administration Series 2006 (AMBAC) 06/01/17	5.000%	2,875,000	3,167,704
City of Chicago Wastewater Transmission Refunding Revenue Bonds 2nd Lien Series 2001 (NPFGC) 01/01/18	5.500%	1,750,000	1,989,558
City of Chicago Refunding Unlimited General Obligation Bonds Series 1996A-2 (AMBAC) 01/01/18	5.500%	7,125,000	7,854,315
Unlimited General Obligation Bonds Series 2010A 12/01/16	5.000%	2,500,000	2,734,650
Unlimited General Obligation Refunding Bonds Series 2005A (AGM) 01/01/16	5.000%	4,000,000	4,115,200
Cook County Community High School District No. 228 Limited General Obligation Bonds Series 2014B 12/01/16	5.000%	1,250,000	1,382,275
12/01/17	5.000%	2,000,000	2,262,800
County of Cook Unlimited General Obligation Bonds Capital Equipment Series 2009D 11/15/14	5.000%	3,000,000	3,078,030
Illinois Finance Authority Refunding Revenue Bonds DePaul University Series 2004A 10/01/15	5.375%	2,000,000	2,139,340
Revenue Bonds Art Institute of Chicago Series 2010A 03/01/15	5.000%	3,200,000	3,323,744
Series 2012A 03/01/15	5.000%	1,000,000	1,038,840
Illinois Finance Authority(a) Revenue Bonds Ascension Health Series 2012E 11/15/42	5.000%	2,750,000	2,877,325

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ascension Health Credit Group Series 2012E 11/15/42	5.000%	2,000,000	2,243,040
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/15	5.000%	3,615,000	3,780,639
06/01/16	5.000%	8,280,000	8,971,214
Regional Transportation Authority Revenue Bonds Series 2006A (NPFGC) 07/01/18	5.000%	4,970,000	5,402,688
State of Illinois Unemployment Compensation Trust Fund Revenue Bonds Series 2012B 06/15/17	5.000%	9,000,000	10,025,100
State of Illinois Unlimited General Obligation Bonds Series 2014 02/01/18	4.000%	2,750,000	2,988,508
04/01/18	5.000%	10,000,000	11,280,500
04/01/19	5.000%	10,000,000	11,376,200
Unlimited General Obligation Refunding Bonds Series 2002 (XLCA) 08/01/15	5.500%	7,825,000	8,323,452
Series 2006 01/01/16	5.000%	4,655,000	4,990,626
Series 2010 01/01/16	5.000%	14,600,000	15,652,660
Series 2010 (AGM) 01/01/16	5.000%	4,250,000	4,561,610
Series 2012 08/01/16	5.000%	20,000,000	21,836,000
Total			223,380,939
Indiana 2.0%
City of Whiting Revenue Bonds BP Products North America, Inc. Series 2008(a) 06/01/44	2.800%	13,250,000	13,280,342
Indiana Finance Authority Refunding Revenue Bonds Series 2008A-1 11/01/16	5.000%	2,665,000	2,950,182
Indianapolis Power & Light Co. Series 2009C 01/01/16	4.900%	10,000,000	10,625,000
Revenue Bonds 2nd Lien-CWA Series 2011C 10/01/16	3.000%	10,000,000	10,506,300
Beacon Health System Obligation Group Series 2013A 08/15/15	4.000%	500,000	524,035
08/15/16	5.000%	1,000,000	1,099,810

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ivy Tech Community College Revenue Bonds Student Fee Series 2013R-1 07/01/17	5.000%	1,000,000	1,130,840
Total			40,116,509
Iowa 1.5%
Iowa Finance Authority Revenue Bonds Genesis Health System Series 2010 07/01/15	5.000%	1,075,000	1,132,115
07/01/16	5.000%	1,150,000	1,249,762
Iowa Student Loan Liquidity Corp. Revenue Bonds Series 2009-1 12/01/14	3.750%	5,050,000	5,128,780
12/01/14	5.000%	5,475,000	5,601,910
Iowa Student Loan Liquidity Corp.(b) Revenue Bonds Senior Series 2011A-1 AMT 12/01/15	3.500%	16,760,000	16,994,808
Total			30,107,375
Kentucky 0.5%
Kentucky Economic Development Finance Authority Revenue Bonds Catholic Health Series 2009B(a) 05/01/39	5.000%	2,000,000	2,049,460
Kentucky Public Transportation Infrastructure Authority Revenue Bonds Downtown Crossing Project BAN Subordinated Series 2013 07/01/17	5.000%	5,550,000	6,159,890
Kentucky State Property & Building Commission Refunding Revenue Bonds Project No. 100 Series 2011A 08/01/18	5.000%	2,500,000	2,880,100
Total			11,089,450
Louisiana 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds LCTCS Facilities Corp. Project Series 2009A 10/01/14	4.000%	1,545,000	1,567,990

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Office Facilities Corp. Refunding Revenue Bonds State Capitol Series 2010A 05/01/16	5.000%	4,505,000	4,887,700
Louisiana Public Facilities Authority Revenue Bonds Entergy Gulf States Louisiana Series 2010B 11/01/15	2.875%	2,750,000	2,816,990
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC) 06/01/17	5.000%	6,090,000	6,563,741
Orleans Parish Parishwide School District Unlimited General Obligation Refunding Bonds Series 2010 (AGM) 09/01/15	4.000%	8,240,000	8,606,103
09/01/16	5.000%	3,785,000	4,137,611
Regional Transit Authority Revenue Bonds Sales Tax Series 2010 (AGM) 12/01/15	4.000%	1,150,000	1,212,755
12/01/16	4.000%	1,000,000	1,080,840
Total			30,873,730
Maine 0.4%
Maine Health & Higher Educational Facilities Authority Revenue Bonds Escrowed to Maturity Series 2010B 07/01/16	4.000%	50,000	53,816
Escrowed to Maturity Series 2010B 07/01/15	5.000%	50,000	52,778
Unrefunded Revenue Bonds Series 2010B 07/01/15	5.000%	3,405,000	3,584,648
Series 2010B 07/01/16	4.000%	3,505,000	3,738,678
Total			7,429,920
Maryland 0.5%
County of Charles Refunding Unlimited General Obligation Bonds Consolidated Public Improvement Series 2012 03/01/18	5.000%	4,395,000	5,058,074
University System of Maryland Revenue Bonds Series 2012C 04/01/18	5.000%	3,605,000	4,162,405
Total			9,220,479

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts 3.1%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2013A 04/01/18	5.000%	4,400,000	5,075,752
Commonwealth of Massachusetts(a) Unlimited General Obligation Refunding Bonds Series 2011A 02/01/15	0.760%	2,000,000	2,000,000
Massachusetts Development Finance Agency Revenue Bonds Boston Medical Center Series 2012C 07/01/15	5.000%	2,000,000	2,082,720
07/01/16	5.000%	1,600,000	1,713,024
Boston University Series 2009V-2 10/01/14	2.875%	4,975,000	5,032,760
Massachusetts Development Finance Agency(a) Revenue Bonds Tufts University Series 2011-P 02/15/36	3.000%	3,700,000	3,872,494
Williams College Series 2011N 07/01/41	0.600%	11,250,000	11,252,812
Massachusetts Educational Financing Authority Revenue Bonds Series 2009I 01/01/16	5.250%	12,500,000	13,344,875
Massachusetts Housing Finance Agency Revenue Notes Construction Loan Notes Series 2012F 12/01/14	0.650%	2,760,000	2,760,580
Massachusetts Municipal Wholesale Electric Co. Revenue Bonds Project 6 Series 2012A 07/01/15	5.000%	1,500,000	1,582,965
07/01/16	5.000%	3,000,000	3,288,180
Massachusetts Port Authority Refunding Revenue Bonds Series 2010E AMT(b) 07/01/15	5.000%	4,000,000	4,216,880
Massachusetts Water Pollution Abatement Trust (The) Refunding Revenue Bonds Series 2004A 02/01/18	5.250%	3,670,000	4,253,750
University of Massachusetts Building Authority Refunding Revenue Bonds Senior Series 2005-2 (AMBAC) 11/01/15	5.000%	3,000,000	3,207,480
Total			63,684,272

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan 3.5%
Detroit City School District Unlimited General Obligation Refunding Bonds Improvement School Building & Site Series 2012A (Qualified School Board Loan Fund) 05/01/14	4.000%	1,700,000	1,700,166
Michigan Finance Authority Refunding Revenue Bonds State Revolving Fund Drinking Water Series 2012 10/01/18	5.000%	3,640,000	4,247,225
Revenue Bonds Unemployment Obligation Assessment Series 2012 07/01/15	5.000%	20,000,000	21,135,400
Michigan State Building Authority Refunding Revenue Bonds FACS Program Series 2013I-A 10/15/15	5.000%	5,550,000	5,918,520
Michigan State Hospital Finance Authority Revenue Bonds Ascension Health Senior Care Group Series 2010 11/15/15	5.000%	2,000,000	2,140,700
Michigan State Hospital Finance Authority(a) Revenue Bonds Ascension Health Care Group Series 1999 11/15/33	0.900%	5,000,000	5,016,400
Michigan Strategic Fund Refunding Revenue Bonds Dow Chemical Series 2003B-1 06/01/14	6.250%	12,000,000	12,051,997
Royal Oak Hospital Finance Authority Refunding Revenue Bonds William Beaumont Hospital Series 2014D(e) 09/01/17	5.000%	1,400,000	1,576,932
Wayne County Airport Authority Refunding Revenue Bonds Detroit Metro Airport Series 2010C 12/01/14	5.000%	12,805,000	13,147,406
Detroit Metropolitan Airport Series 2010C (AGM) 12/01/15	5.000%	4,780,000	5,118,328
Total			72,053,074

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota 1.3%
Minneapolis-St. Paul Metropolitan Airports Commission Refunding Revenue Bonds Subordinated Series 2010D AMT(b) 01/01/16	5.000%	5,160,000	5,506,133
Moorhead Independent School District No. 152 Refunding Unlimited General Obligation Bonds School Buildings Series 2014A 04/01/18	5.000%	3,285,000	3,790,200
State of Minnesota Refunding Revenue Bonds Appropriation Series 2012B 03/01/16	4.000%	9,820,000	10,475,485
Series 2012B 03/01/17	5.000%	6,625,000	7,434,972
Total			27,206,790
Mississippi 0.1%
Mississippi Development Bank Revenue Bonds Marshall County Industrial Development Authority Series 2012 01/01/15	4.000%	375,000	384,578
01/01/16	4.000%	1,500,000	1,589,235
Total			1,973,813
Missouri 0.2%
City of St. Louis Airport Refunding Revenue Bonds Lambert-St. Louis International Airport Series 2013 07/01/16	5.000%	1,325,000	1,445,946
07/01/17	5.000%	715,000	805,433
07/01/18	5.000%	765,000	876,147
Kansas City Airport Revenue Refunding Revenue Bonds General Improvement Series 2013B 09/01/16	5.000%	410,000	452,283
Kansas City Airport Revenue(b) Refunding Revenue Bonds General Improvement Series 2013A AMT 09/01/16	5.000%	1,000,000	1,102,310
Total			4,682,119
Nevada 1.3%
Clark County School District Refunding Limited General Obligation Bonds Series 2014A 06/15/18	5.000%	10,000,000	11,511,900

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Las Vegas Convention & Visitors Authority Refunding Revenue Bonds Series 2005 (AMBAC) 07/01/17	5.000%	13,380,000	14,088,471
Total			25,600,371
New Jersey 5.4%
City of Newark Refunding Unlimited General Obligation Bonds Qualified General Improvement Series 2013A 07/15/15	5.000%	2,000,000	2,111,560
07/15/16	5.000%	5,845,000	6,401,853
City of Trenton Unlimited General Obligation Refunding Bonds Series 2013 07/15/15	3.000%	1,000,000	1,032,350
07/15/16	4.000%	1,100,000	1,179,266
County of Union Unlimited General Obligation Bonds Series 2012B 03/01/15	3.000%	4,060,000	4,156,060
03/01/16	3.000%	4,080,000	4,274,657
New Brunswick Parking Authority Refunding Revenue Bonds City Guaranteed Parking Series 2012 09/01/15	3.000%	1,500,000	1,550,070
New Jersey Building Authority Refunding Revenue Bonds Series 2013A 06/15/17	5.000%	5,500,000	6,187,610
New Jersey Economic Development Authority Refunding Revenue Bonds School Facilities Construction Series 2010DD-1 12/15/17	5.000%	4,435,000	5,044,502
Transportation Project Sublease Series 2008A 05/01/17	5.000%	11,345,000	12,689,042
New Jersey Higher Education Student Assistance Authority(b) Revenue Bonds Senior Series 2013-1A AMT 12/01/15	4.000%	1,750,000	1,839,530
12/01/16	4.000%	1,000,000	1,069,130
12/01/17	5.000%	2,780,000	3,069,509
New Jersey State Turnpike Authority Revenue Bonds Series 2013D(a) 01/01/22	0.630%	4,000,000	4,014,360

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Transit Corp. Certificate of Participation Federal Transit Administration Grants Subordinated Series 2005A (NPFGC) 09/15/16	5.000%	6,500,000	6,875,115
09/15/17	5.000%	8,770,000	9,889,403
09/15/18	5.000%	4,450,000	4,701,024
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation Program Series 2012AA 06/15/14	4.000%	3,000,000	3,014,615
Transportation System Series 2004 (NPFGC) 12/15/16	5.500%	9,600,000	10,817,952
Unrefunded Revenue Bonds Transportation System Series 1999 06/15/16	5.750%	4,860,000	5,395,912
State of New Jersey Certificate of Participation Equipment Lease Purchase Series 2004A 06/15/15	5.000%	3,000,000	3,017,760
Series 2008A 06/15/17	5.000%	1,935,000	2,165,575
06/15/18	5.000%	9,100,000	10,325,770
Total			110,822,625
New Mexico 0.8%
Incorporated County of Los Alamos Revenue Bonds Series 2004A (AGM) 07/01/15	5.000%	2,555,000	2,565,016
New Mexico Educational Assistance Foundation Revenue Bonds Educational Loan Senior Series 2009C AMT(b) 09/01/14	3.900%	4,890,000	4,940,171
State of New Mexico Severance Tax Permanent Fund Revenue Bonds Series 2009A 07/01/14	5.000%	7,895,000	7,960,213
Total			15,465,400
New York 15.4%
Buffalo & Fort Erie Public Bridge Authority Refunding Revenue Bonds Series 2005(a) 01/01/25	2.625%	8,625,000	8,651,134
City of New York Prerefunded 02/01/16 Unlimited General Obligation Bonds Series 2005G 08/01/18	5.000%	15,000	16,231

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Bonds Series 2004H 03/01/19	5.000%	8,500,000	9,911,765
Series 2005J (FGIC) 03/01/16	5.000%	8,000,000	8,315,040
Series 2005O 06/01/14	5.000%	4,250,000	4,268,103
Series 2009C 08/01/17	5.000%	12,000,000	13,612,680
Series 2009E 08/01/15	5.000%	3,500,000	3,711,085
Series 2010B 08/01/17	5.000%	5,000,000	5,671,950
Series 2013E 08/01/18	5.000%	4,000,000	4,624,680
08/01/18	5.000%	5,960,000	6,890,773
Subordinated Series 1996J-2 02/15/15	5.000%	5,870,000	6,095,643
Subordinated Series 2004H-A Escrowed to Maturity 03/01/15	5.000%	2,705,000	2,813,092
Subordinated Series 2005F-1 09/01/16	5.000%	3,350,000	3,559,140
Subordinated Series 2008I-1 02/01/17	5.000%	8,635,000	9,646,245
Unrefunded Unlimited General Obligation Bonds Series 2005G 08/01/18	5.000%	3,635,000	3,922,783
Subordinated Series 2004H-A 03/01/15	5.000%	3,795,000	3,948,963
City of Rochester Limited General Obligation Bonds Series 2012I 08/15/14	2.000%	2,400,000	2,413,128
City of Yonkers Refunding Limited General Obligation Bonds Series 2012A 07/01/15	4.000%	1,250,000	1,296,600
County of Monroe Limited General Obligation Refunding Bonds Series 2012 03/01/15	5.000%	1,000,000	1,036,210
County of Rockland Limited General Obligation Bonds Series 2014A (AGM) 03/01/17	5.000%	1,825,000	2,011,716
03/01/18	5.000%	1,825,000	2,047,285
03/01/19	5.000%	2,000,000	2,271,960
County of Suffolk Limited General Obligation Bonds Public Improvement Series 2013B 10/15/15	3.000%	3,870,000	4,014,738
10/15/16	3.000%	3,905,000	4,120,204

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Erie County Industrial Development Agency (The) Revenue Bonds Series 2012 05/01/15	5.000%	2,000,000	2,095,980
05/01/17	5.000%	3,000,000	3,377,280
Long Island Power Authority Prerefunded 09/01/14 Revenue Bonds Series 2006D Escrowed to Maturity (NPFGC) 09/01/14	5.000%	1,585,000	1,609,900
Revenue Bonds Series 2010A Escrowed to Maturity 05/01/14	4.000%	4,015,000	4,015,442
Series 2012B 09/01/16	5.000%	6,755,000	7,376,055
Unrefunded Revenue Bonds Series 2006D (NPFGC) 09/01/14	5.000%	340,000	345,243
Metropolitan Transportation Authority Revenue Bonds Series 2005A (AMBAC) 11/15/18	5.500%	5,000,000	5,926,900
Series 2008A 11/15/18	5.000%	2,125,000	2,472,204
Series 2010D 11/15/18	5.000%	1,890,000	2,198,807
Series 2012E 11/15/16	4.000%	1,000,000	1,087,160
11/15/17	5.000%	1,000,000	1,144,770
Series 2014B 11/15/18	5.000%	1,000,000	1,163,390
Subordinated Series 2012B-2 11/01/16	5.000%	8,085,000	9,004,426
New York City Health & Hospital Corp. Revenue Bonds Health System Series 2010A 02/15/15	5.000%	4,500,000	4,669,560
New York City Industrial Development Agency Refunding Revenue Bonds Series 2012A AMT(b) 07/01/18	5.000%	4,655,000	5,158,671
New York State Dormitory Authority Refunding Revenue Bonds Department of Health Series 2004 (NPFGC) 07/01/14	5.000%	3,660,000	3,688,841
Revenue Bonds General Purpose Series 2014A 02/15/18	5.000%	14,250,000	16,375,530
Mount Sinai School of Medicine Series 2010A 07/01/15	5.000%	1,000,000	1,053,730
07/01/16	5.000%	2,645,000	2,885,827
Series 2012B 03/15/16	5.000%	4,750,000	5,162,727

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Housing Finance Agency Revenue Bonds Affordable Housing Series 2012E 11/01/16	1.100%	2,100,000	2,117,115
New York State Thruway Authority Prerefunded 10/01/15 Revenue Bonds 2nd Series 2005B (NPFGC) 04/01/17	5.000%	910,000	971,880
Revenue Bonds General Second Series 2005B 04/01/16	5.000%	4,500,000	4,805,955
General Revenue Series 2012I 01/01/17	5.000%	1,000,000	1,114,930
Local Highway & Bridge Series 2012A 04/01/15	4.000%	10,000,000	10,352,700
Series 2007H (NPFGC) 01/01/19	5.000%	6,240,000	7,081,402
Series 2013A 05/01/19	5.000%	17,890,000	20,713,400
Series 2014J 01/01/19	5.000%	1,200,000	1,396,944
State Personal Transportation Series 2008A 03/15/17	5.000%	1,000,000	1,125,640
Unrefunded Revenue Bonds 2nd Series 2005B (NPFGC) 04/01/17	5.000%	5,960,000	6,356,221
New York State Urban Development Corp. Revenue Bonds State Personal Income Tax Series 2013E 03/15/17	5.000%	15,000,000	16,884,600
Port Authority of New York & New Jersey Revenue Bonds Consolidated 172nd Series 2012 AMT(b) 10/01/17	5.000%	5,000,000	5,664,250
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2011B 06/01/14	5.000%	7,950,000	7,983,989
06/01/16	5.000%	20,000,000	21,904,800
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Series 2012B 11/15/17	5.000%	3,325,000	3,814,207
United Nations Development Corp. Refunding Revenue Bonds Series 2009A 07/01/14	5.000%	2,000,000	2,016,140

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utica School District Unlimited General Obligation Refunding Bonds Series 2013 07/01/14	2.000%	1,000,000	1,002,590
07/01/15	2.000%	1,000,000	1,013,700
07/01/16	3.000%	1,000,000	1,036,020
Total			313,040,074
North Carolina 1.3%
North Carolina Eastern Municipal Power Agency Refunding Revenue Bonds Series 2012D 01/01/16	5.000%	5,875,000	6,314,979
State of North Carolina Refunding Revenue Bonds Series 2011B 11/01/16	5.000%	17,555,000	19,537,310
Total			25,852,289
North Dakota 1.1%
County of McLean Revenue Bonds Great River Energy Series 2010C AMT(a)(b) 07/01/38	3.500%	22,000,000	22,577,720
Ohio 0.6%
City of Cleveland Refunding Limited General Obligation Bonds Series 2012A 12/01/14	2.000%	865,000	873,364
Ohio Air Quality Development Authority(a) Refunding Revenue Bonds Ohio Power Co. Series 2010A 06/01/41	3.250%	6,150,000	6,162,546
Ohio Air Quality Development Authority(a)(b) Refunding Revenue Bonds Ohio Power Co. Galvin Series 2010A AMT 12/01/27	2.875%	3,130,000	3,143,522
Ohio Housing Finance Agency Revenue Bonds Series 2010-1 11/01/28	5.000%	2,465,000	2,645,463
Total			12,824,895
Oklahoma 0.2%
Cleveland County Educational Facilities Authority Revenue Bonds Moore Public Schools Project Series 2013 06/01/15	5.000%	1,500,000	1,574,955

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oklahoma County Finance Authority Revenue Bonds Midwest City - Delaware City Public Schools Series 2012 03/01/15	2.000%	1,500,000	1,520,475
Tulsa County Industrial Authority Revenue Bonds Jenks Public Schools Series 2009 09/01/14	5.500%	1,280,000	1,302,733
Total			4,398,163
Oregon 0.2%
Oregon Health & Science University Revenue Bonds Series 2012A 07/01/14	4.000%	1,000,000	1,006,230
State of Oregon Department of Administrative Services Certificate of Participation Series 2009A 05/01/14	5.000%	3,125,000	3,125,439
Total			4,131,669
Pennsylvania 1.2%
City of Philadelphia Water & Wastewater Revenue Bonds Series 2010C (AGM) 08/01/16	5.000%	3,440,000	3,789,848
Monroeville Finance Authority Revenue Bonds Series 2012 02/15/18	4.000%	1,250,000	1,369,963
Pennsylvania Higher Educational Facilities Authority Revenue Bonds University of Pittsburgh Medical Center Series 2010E 05/15/15	5.000%	4,250,000	4,459,100
Pennsylvania Housing Finance Agency Revenue Bonds Series 2012-114A AMT(b) 04/01/15	1.050%	320,000	320,739
Pennsylvania Industrial Development Authority Refunding Revenue Bonds Economic Development Series 2012 07/01/15	5.000%	2,000,000	2,108,920
Pennsylvania Turnpike Commission Revenue Bonds Series 2011B(a) 06/01/14	0.750%	3,000,000	3,000,551

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Philadelphia Municipal Authority Refunding Revenue Bonds City Agreement Series 2013A 11/15/15	5.000%	2,000,000	2,134,680
11/15/16	5.000%	1,750,000	1,926,872
Southeastern Pennsylvania Transportation Authority Revenue Bonds Capital Grant Receipts Series 2011 06/01/14	3.000%	1,000,000	1,002,439
06/01/14	5.000%	430,000	431,800
State Public School Building Authority Revenue Bonds School District of Philadelphia Series 2012 04/01/15	5.000%	1,500,000	1,564,320
04/01/16	5.000%	2,000,000	2,166,280
Total			24,275,512
Rhode Island 0.9%
Rhode Island Economic Development Corp. Revenue Bonds Department of Transportation Series 2006A (NPFGC) 06/15/17	5.000%	16,410,000	17,793,363
South Carolina 2.0%
Berkeley County School District Revenue Bonds Series 2013 12/01/16	4.000%	400,000	433,552
12/01/17	5.000%	500,000	567,965
Piedmont Municipal Power Agency Refunding Revenue Bonds Series 2009A-3 01/01/18	5.000%	5,080,000	5,745,429
Series 2009A-4 01/01/19	5.000%	6,645,000	7,621,948
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds Palmetto Health Series 2013A 08/01/14	2.500%	1,000,000	1,003,890
08/01/15	3.000%	1,000,000	1,020,620
South Carolina State Public Service Authority Refunding Revenue Bonds Santee Cooper Series 2012C 12/01/16	5.000%	5,065,000	5,645,956
Revenue Bonds Santee Cooper Series 2006A (NPFGC) 01/01/16	5.000%	4,295,000	4,621,892

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2009E 01/01/15	5.000%	8,225,000	8,491,243
South Carolina Transportation Infrastructure Bank Refunding Revenue Bonds Series 2012A 10/01/15	4.000%	6,000,000	6,318,600
Total			41,471,095
South Dakota 0.1%
South Dakota Health & Educational Facilities Authority Revenue Bonds Regional Health Series 2011 09/01/14	5.000%	1,470,000	1,493,770
Tennessee 0.5%
Knox County Health Educational & Housing Facilities Board Refunding Revenue Bonds Fort Sanders Alliance Series 1993 (NPFGC) 01/01/15	5.250%	4,550,000	4,698,284
Memphis-Shelby County Airport Authority(b) Refunding Revenue Bonds Series 2010B AMT 07/01/15	4.000%	2,060,000	2,136,797
07/01/16	5.000%	1,000,000	1,081,790
Metropolitan Government of Nashville & Davidson County Water & Sewer Refunding Revenue Bonds Subordinated Lien Series 2012 07/01/16	5.000%	1,250,000	1,371,213
Total			9,288,084
Texas 3.6%
Central Texas Regional Mobility Authority Refunding Revenue Bonds Senior Lien Series 2013A 01/01/15	4.000%	750,000	764,918
01/01/17	5.000%	925,000	1,011,682
City Public Service Board of San Antonio Refunding Revenue Bonds Systems Series 2011 02/01/16	5.000%	4,000,000	4,326,160
City of Houston Utility System(a) Refunding Revenue Bonds Combined 1st Lien-SIFMA Series 2012 05/15/34	0.700%	6,000,000	6,021,840
SIFMA Index Series 2012 05/15/34	0.650%	3,500,000	3,505,425

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Houston Limited General Obligation Refunding Bonds Series 2011A 03/01/16	5.000%	11,470,000	12,445,294
City of Lubbock Limited General Obligation Bonds Waterworks Series 2011 02/15/15	5.000%	1,250,000	1,297,787
Clear Creek Independent School District Unlimited General Obligation Refunding Bonds Series 2012A (Permanent School Fund Guarantee) 02/15/16	5.000%	5,130,000	5,558,098
Dallas/Fort Worth International Airport Refunding Revenue Bonds Series 2013D 11/01/16	5.000%	1,000,000	1,108,860
Houston Independent School District Limited General Obligation Refunding Bonds Limited Tax Series 2012 (Permanent School Fund Guarantee)(a) 06/01/30	2.500%	7,500,000	7,682,100
Lower Colorado River Authority Refunding Revenue Bonds Series 2010 05/15/14	5.000%	2,190,000	2,194,416
Series 2010 Escrowed to Maturity 05/15/14	5.000%	5,000	5,010
05/15/14	5.000%	5,000	5,010
05/15/15	5.000%	5,000	5,249
05/15/15	5.000%	10,000	10,499
Revenue Bonds Series 2010 Escrowed to Maturity 05/15/14	5.000%	30,000	30,061
Unrefunded Revenue Bonds Series 2010 05/15/16	5.000%	6,320,000	6,894,994
Series 2010 05/15/15	5.000%	7,125,000	7,476,904
Sam Rayburn Municipal Power Agency Refunding Revenue Bonds Series 2012 10/01/15	5.000%	2,110,000	2,235,735
10/01/16	5.000%	1,925,000	2,106,393
10/01/17	5.000%	2,865,000	3,206,594
State of Texas Unlimited General Obligation Refunding Bonds College Student Loan Series 2010 AMT(b) 08/01/15	5.000%	5,775,000	6,123,752
Total			74,016,781

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utah 0.5%
Utah Associated Municipal Power Systems Refunding Revenue Bonds Payson Power Project Series 2012 04/01/16	4.000%	4,690,000	4,982,234
Utah State Building Ownership Authority Refunding Revenue Bonds State Facilities Master Lease Program Series 1998C Escrowed to Maturity (AGM) 05/15/14	5.500%	4,750,000	4,760,547
Total			9,742,781
Virginia 0.3%
Peninsula Ports Authority Refunding Revenue Bonds Dominion Term Association Project Series 2003(a) 10/01/33	2.375%	3,335,000	3,404,435
York County Economic Development Authority Refunding Revenue Bonds Virginia Electric & Power Series 2009A(a) 05/01/33	4.050%	3,500,000	3,508,750
Total			6,913,185
Washington 4.4%
City of Seattle Municipal Light & Power Prerefunded 08/01/14 Revenue Bonds Series 2004 (AGM) 08/01/15	5.000%	835,000	845,229
Unrefunded Revenue Bonds Series 2004 (AGM) 08/01/15	5.000%	5,165,000	5,228,323
Clark County Public Utility District No. 1 Refunding Revenue Bonds Series 2010 01/01/15	5.000%	2,900,000	2,991,872
Energy Northwest Refunding Revenue Bonds Project 1 Series 2012B 07/01/17	5.000%	30,220,000	34,285,799
Wind Project Series 2014 07/01/16	5.000%	1,000,000	1,084,270
07/01/17	5.000%	1,000,000	1,110,220
07/01/18	5.000%	1,425,000	1,607,343
Port of Seattle Refunding Revenue Bonds Series 2010B AMT(b) 12/01/15	5.000%	5,500,000	5,897,430

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Snohomish County School District No. 15 Edmonds Unlimited General Obligation Refunding Bonds Series 2012 12/01/17	4.000%	2,000,000	2,225,020
State of Washington Certificate of Participation State and Local Agencies Series 2012 07/01/16	4.000%	3,500,000	3,772,685
Refunding Unlimited General Obligation Bonds Series 2010A 01/01/19	5.000%	5,780,000	6,731,503
Various Purpose Series 2009R 01/01/18	5.000%	4,940,000	5,648,198
Revenue Bonds Federal Highway Grant Series 2013 09/01/16	5.000%	2,000,000	2,206,740
Unlimited General Obligation Bonds Motor Vehicle Fuel Tax Series 2014E 02/01/18	5.000%	4,410,000	5,053,287
Series 2013E 02/01/19	5.000%	6,080,000	7,092,928
Various Purpose Series 2013D 02/01/18	5.000%	2,810,000	3,219,895
Washington State Housing Finance Commission Revenue Bonds Series 2010A (GNMA/FNMA/FHLMC) 10/01/28	4.700%	860,000	890,306
Total			89,891,048
West Virginia 0.8%
County of Mason Revenue Bonds Appalachian Power Co. Series 2003L(a) 10/01/22	2.000%	8,750,000	8,790,688
West Virginia Economic Development Authority Revenue Bonds Appalachian Power Co.-Amos Project Series 2011A AMT(a)(b) 01/01/41	2.250%	3,750,000	3,805,125
West Virginia University Revenue Bonds West Virginia University Projects Series 2011C(a) 10/01/41	0.750%	4,000,000	4,001,120
Total			16,596,933

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin —%
University of Wisconsin Hospitals & Clinics Authority Revenue Bonds Series 2013A 04/01/15	4.000%	160,000	165,507
04/01/16	4.000%	185,000	197,040
Total			362,547
Wyoming 0.3%
County of Sweetwater Revenue Bonds Series 2013 06/15/15	4.000%	1,485,000	1,538,326
12/15/15	5.000%	2,000,000	2,131,980
12/15/16	5.000%	2,500,000	2,745,575
Total			6,415,881
Total Municipal Bonds (Cost: $1,824,393,310)			1,842,570,461

Floating Rate Notes 0.1%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Minnesota 0.1%
Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds Children's Hospital Clinics VRDN Series 2007A (AGM)(f) 08/15/37	0.130%	2,750,000	2,750,000
Total Floating Rate Notes (Cost: $2,750,000)			2,750,000

Municipal Short Term 8.3%

California 0.7%
California Municipal Finance Authority Refunding Revenue Bonds Republic Services Series 2010(f) 09/01/21	0.350%	4,000,000	4,000,000
Charter Oak Unified School District Unlimited General Obligation Bonds BAN Series 2012 10/01/15	0.790%	4,600,000	4,872,780
Monterey Peninsula Unified School District Unlimited General Obligation Bonds BAN Series 2012 11/01/15	0.300%	1,700,000	1,756,032

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Sulphur Springs Union School District Unlimited General Obligation Notes BAN Series 2013 01/01/15	0.380%	2,750,000	2,798,125
Total			13,426,937
Indiana 0.7%
Indiana Finance Authority Revenue Bonds Republic Services, Inc. Project Series 2010B(f) 05/01/28	0.320%	5,000,000	5,000,100
Posey County Industry Economic Development Refunding Revenue Bonds Midwest Fertilizer Corp. Series 2013A(f) 07/01/46	0.300%	8,700,000	8,699,391
Total			13,699,491
Louisiana 0.8%
Louisiana Public Facilities Authority Revenue Bonds Louisiana Pellets, Inc. Project Series 2013A AMT(b) 08/01/14	7.820%	15,850,000	15,907,095
Michigan 0.1%
Michigan Finance Authority Revenue Notes State Aid Notes Series 2013C 08/20/14	1.210%	2,800,000	2,826,712
New Jersey 1.2%
City of Newark Unlimited General Obligation Notes General Improvement BAN Series 2013B 06/26/14	0.770%	5,000,000	5,005,607
Hudson County Improvement Authority Revenue Bonds County Guaranteed Pooled Notes Series 2013Q-1 07/25/14	0.500%	20,000,000	20,070,200
Total			25,075,807
New York 4.3%
Board of Cooperative Educational Services for the Sole Supervisory District Revenue Notes RAN Series 2013 07/25/14	0.640%	4,125,000	4,128,465
Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
City of Long Beach Limited General Obligation Notes BAN Series 2014 02/18/15	1.390%	1,000,000	1,006,730
County of Rockland General Obligation Limited Notes RAN Series 2013B 06/27/14	0.720%	3,000,000	3,004,849
Limited General Obligation Notes BAN Series 2013B 06/05/14	0.710%	2,350,000	2,352,926
TAN Series 2014 03/17/15	0.950%	8,000,000	8,073,120
County of Suffolk General Obligation Limited Notes TAN Series 2013I 08/14/14	0.290%	9,500,000	9,533,060
Limited General Obligation Notes RAN Series 2014 03/26/15	0.590%	5,425,000	5,469,268
Franklin County Solid Waste Management Authority Revenue Notes BAN Series 2014 AMT(b) 03/31/15	0.980%	3,865,000	3,865,773
Suffolk County Water Authority Revenue Bonds BAN Series 2013B 01/15/15	0.080%	5,000,000	5,103,200
Town of Oyster Bay General Obligation Limited Notes BAN Series 2013B 08/08/14	0.700%	15,000,000	15,174,000
Town of Ramapo Refunding General Obligation Limited Notes BAN Series 2013 05/28/14	3.000%	5,200,000	5,206,349
Utica School District General Obligation Unlimited Notes BAN Series 2013 07/31/14	0.960%	15,000,000	15,019,800
Village of East Rochester General Obligation Limited Notes BAN Series 2013 10/10/14	0.670%	5,200,000	5,213,260
Village of Johnson City General Obligation Limited Notes BAN Series 2013C 10/10/14	0.720%	4,520,075	4,530,607
Total			87,681,407

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Ohio 0.3%
State of Ohio Refunding Revenue Bonds Republic Services, Inc. Project Series 2010(f) 11/01/35	0.320%	5,000,000	5,000,200
Pennsylvania 0.2%
Clarion County Industrial Development Authority Revenue Bonds Student Housing BAN Series 2014(e) 05/01/16	1.050%	5,000,000	5,000,000
Total Municipal Short Term (Cost: $168,440,379)			168,617,649

Money Market Funds 0.2%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(g)	3,201,029	3,201,029
Total Money Market Funds (Cost: $3,201,029)		3,201,029
Total Investments (Cost: $1,998,784,718)		2,017,139,139
Other Assets & Liabilities, Net		19,423,584
Net Assets		2,036,562,723

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Income from this security may be subject to alternative minimum tax.

(c)  Zero coupon bond.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2014, the value of these securities amounted to $2,048,210 or 0.10% of net assets.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  Interest rate varies to reflect current market conditions; rate shown is the effective rate on April 30, 2014.

(g)  The rate shown is the seven-day current annualized yield at April 30, 2014.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

RAN  Revenue Anticipation Note

TAN  Tax Anticipation Note

VRDN  Variable Rate Demand Note

XLCA  XL Capital Assurance

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	1,842,570,461	—	1,842,570,461
Total Bonds	—	1,842,570,461	—	1,842,570,461
Short-Term Securities
Floating Rate Notes	—	2,750,000	—	2,750,000
Municipal Short Term	—	168,617,649	—	168,617,649
Total Short-Term Securities	—	171,367,649	—	171,367,649
Mutual Funds
Money Market Funds	3,201,029	—	—	3,201,029
Total Mutual Funds	3,201,029	—	—	3,201,029
Total	3,201,029	2,013,938,110	—	2,017,139,139

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
(identified cost $1,998,784,718)	$2,017,139,139
Receivable for:
Investments sold	297,250
Capital shares sold	3,683,166
Interest	25,958,681
Expense reimbursement due from Investment Manager	9,785
Prepaid expenses	1,721
Total assets	2,047,089,742
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	6,576,932
Capital shares purchased	1,502,560
Dividend distributions to shareholders	1,902,606
Investment management fees	19,960
Distribution and/or service fees	1,806
Transfer agent fees	346,302
Administration fees	3,557
Compensation of board members	129,723
Other expenses	43,573
Total liabilities	10,527,019
Net assets applicable to outstanding capital stock	$2,036,562,723
Represented by
Paid-in capital	$2,018,571,909
Undistributed net investment income	2,260,574
Accumulated net realized loss	(2,624,181)
Unrealized appreciation (depreciation) on:
Investments	18,354,421
Total — representing net assets applicable to outstanding capital stock	$2,036,562,723

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2014

Class A
Net assets	$165,776,761
Shares outstanding	15,825,694
Net asset value per share	$10.48
Maximum offering price per share(a)	$10.59
Class B
Net assets	$128,066
Shares outstanding	12,227
Net asset value per share	$10.47
Class C
Net assets	$24,423,771
Shares outstanding	2,331,207
Net asset value per share	$10.48
Class R4
Net assets	$84,522
Shares outstanding	8,071
Net asset value per share	$10.47
Class R5
Net assets	$23,173,380
Shares outstanding	2,212,513
Net asset value per share	$10.47
Class Z
Net assets	$1,822,976,223
Shares outstanding	174,011,729
Net asset value per share	$10.48

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 1.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2014

Net investment income
Income:
Dividends	$3,267
Interest	33,163,406
Total income	33,166,673
Expenses:
Investment management fees	7,085,231
Distribution and/or service fees
Class A	438,472
Class B	1,378
Class C	261,673
Transfer agent fees
Class A	344,051
Class B	270
Class C	51,329
Class R4	1,330
Class R5	5,416
Class Z	3,460,524
Administration fees	1,264,155
Compensation of board members	55,917
Custodian fees	12,923
Printing and postage fees	40,965
Registration fees	193,258
Professional fees	47,610
Other	88,293
Total expenses	13,352,795
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,155,193)
Expense reductions	(20)
Total net expenses	10,197,582
Net investment income	22,969,091
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,106,359
Net realized gain	1,106,359
Net change in unrealized appreciation (depreciation) on:
Investments	(13,485,395)
Net change in unrealized appreciation (depreciation)	(13,485,395)
Net realized and unrealized loss	(12,379,036)
Net increase in net assets resulting from operations	$10,590,055

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Statement of Changes in Net Assets

	Year ended April 30, 2014	Year ended April 30, 2013(a)(b)
Operations
Net investment income	$22,969,091	$27,255,536
Net realized gain	1,106,359	146,954
Net change in unrealized appreciation (depreciation)	(13,485,395)	(2,229,981)
Net increase in net assets resulting from operations	10,590,055	25,172,509
Distributions to shareholders
Net investment income
Class A	(1,655,269)	(2,100,109)
Class B	(267)	(515)
Class C	(50,886)	(94,141)
Class R4	(8,004)	(1,404)
Class R5	(199,259)	(413)
Class Z	(21,055,406)	(25,058,954)
Total distributions to shareholders	(22,969,091)	(27,255,536)
Increase (decrease) in net assets from capital stock activity	4,176,179	(182,740,710)
Total decrease in net assets	(8,202,857)	(184,823,737)
Net assets at beginning of year	2,044,765,580	2,229,589,317
Net assets at end of year	$2,036,562,723	$2,044,765,580
Undistributed net investment income	$2,260,574	$2,260,574

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year ended April 30, 2014		Year ended April 30, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	5,785,792	60,627,189	7,185,088	75,770,635
Distributions reinvested	102,700	1,076,572	121,189	1,278,372
Redemptions	(7,635,941)	(80,074,932)	(9,596,930)	(101,206,875)
Net decrease	(1,747,449)	(18,371,171)	(2,290,653)	(24,157,868)
Class B shares
Subscriptions	21	227	34	357
Distributions reinvested	3	27	12	128
Redemptions(c)	(3,844)	(40,316)	(7,049)	(74,443)
Net decrease	(3,820)	(40,062)	(7,003)	(73,958)
Class C shares
Subscriptions	647,212	6,789,165	618,807	6,528,590
Distributions reinvested	2,574	26,988	4,619	48,730
Redemptions	(949,374)	(9,954,093)	(1,115,754)	(11,767,697)
Net decrease	(299,588)	(3,137,940)	(492,328)	(5,190,377)
Class R4 shares
Subscriptions	12,627	132,429	203,406	2,143,894
Distributions reinvested	761	7,974	133	1,403
Redemptions	(199,368)	(2,086,668)	(9,488)	(100,000)
Net increase (decrease)	(185,980)	(1,946,265)	194,051	2,045,297
Class R5 shares
Subscriptions	2,411,637	25,292,684	49,535	522,106
Distributions reinvested	18,981	198,924	38	400
Redemptions	(267,678)	(2,805,823)	—	—
Net increase	2,162,940	22,685,785	49,573	522,506
Class Z shares
Subscriptions	75,675,898	793,602,619	85,292,001	899,518,380
Distributions reinvested	160,250	1,679,903	262,420	2,768,141
Redemptions	(75,359,133)	(790,296,690)	(100,330,775)	(1,058,172,831)
Net increase (decrease)	477,015	4,985,832	(14,776,354)	(155,886,310)
Total net increase (decrease)	403,118	4,176,179	(17,322,714)	(182,740,710)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year ended April 30,						Year ended March 31,
Class A	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.54		$10.55		$10.54		$10.47		$10.55		$10.46
Income from investment operations:
Net investment income	0.10		0.11		0.01		0.16		0.16		0.17
Net realized and unrealized gain (loss)	(0.06)		(0.01)		0.01		0.06		(0.08)		0.09
Total from investment operations	0.04		0.10		0.02		0.22		0.08		0.26
Less distributions to shareholders:
Net investment income	(0.10)		(0.11)		(0.01)		(0.15)		(0.16)		(0.17)
Total distributions to shareholders	(0.10)		(0.11)		(0.01)		(0.15)		(0.16)		(0.17)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$10.48		$10.54		$10.55		$10.54		$10.47		$10.55
Total return	0.37%		0.96%		0.19%		2.12%		0.75%		2.53%
Ratios to average net assets(c)
Total gross expenses	0.89%		0.89%		0.88	%(d)	0.90%		0.78	%(e)	0.73	%(e)
Total net expenses(f)	0.73	%(g)	0.73	%(g)	0.72	%(d)	0.73	%(g)	0.75	%(e)(g)	0.72	%(e)(g)
Net investment income	0.94%		1.05%		1.17	%(d)	1.54%		1.50%		1.57%
Supplemental data
Net assets, end of period (in thousands)	$165,777		$185,205		$209,557		$216,298		$281,009		$485,404
Portfolio turnover	31%		37%		2%		39%		38%		62%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Financial Highlights (continued)

	Year ended April 30,					Year ended March 31,
Class B	2014		2013	2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.54		$10.55	$10.54		$10.47		$10.55		$10.46
Income from investment operations:
Net investment income	0.02		0.03	0.00	(b)	0.08		0.08		0.10
Net realized and unrealized gain (loss)	(0.07)		(0.01)	0.01		0.06		(0.08)		0.08
Total from investment operations	(0.05)		0.02	0.01		0.14		—		0.18
Less distributions to shareholders:
Net investment income	(0.02)		(0.03)	(0.00	)(b)	(0.07)		(0.08)		(0.09)
Total distributions to shareholders	(0.02)		(0.03)	(0.00	)(b)	(0.07)		(0.08)		(0.09)
Proceeds from regulatory settlements	—		—	—		—		—		0.00	(b)
Net asset value, end of period	$10.47		$10.54	$10.55		$10.54		$10.47		$10.55
Total return	(0.47%)		0.20%	0.12%		1.35%		0.00	%(b)	1.77%
Ratios to average net assets(c)
Total gross expenses	1.64%		1.64%	1.63	%(d)	1.63%		1.53	%(e)	1.48	%(e)
Total net expenses(f)	1.48	%(g)	1.48%	1.47	%(d)	1.48	%(g)	1.50	%(e)(g)	1.47	%(e)(g)
Net investment income	0.19%		0.30%	0.41	%(d)	0.79%		0.76%		0.91%
Supplemental data
Net assets, end of period (in thousands)	$128		$169	$243		$243		$325		$331
Portfolio turnover	31%		37%	2%		39%		38%		62%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Financial Highlights (continued)

	Year ended April 30,						Year ended March 31,
Class C	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.54		$10.55		$10.54		$10.47		$10.55		$10.46
Income from investment operations:
Net investment income	0.02		0.03		0.00	(b)	0.08		0.08		0.09
Net realized and unrealized gain (loss)	(0.06)		(0.01)		0.01		0.06		(0.08)		0.09
Total from investment operations	(0.04)		0.02		0.01		0.14		—		0.18
Less distributions to shareholders:
Net investment income	(0.02)		(0.03)		(0.00	)(b)	(0.07)		(0.08)		(0.09)
Total distributions to shareholders	(0.02)		(0.03)		(0.00	)(b)	(0.07)		(0.08)		(0.09)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$10.48		$10.54		$10.55		$10.54		$10.47		$10.55
Total return	(0.38%)		0.20%		0.12%		1.35%		0.00	%(b)	1.76%
Ratios to average net assets(c)
Total gross expenses	1.64%		1.64%		1.63	%(d)	1.64%		1.53	%(e)	1.48	%(e)
Total net expenses(f)	1.48	%(g)	1.48	%(g)	1.47	%(d)	1.48	%(g)	1.50	%(e)(g)	1.47	%(e)(g)
Net investment income	0.19%		0.30%		0.42	%(d)	0.79%		0.75%		0.84%
Supplemental data
Net assets, end of period (in thousands)	$24,424		$27,730		$32,953		$33,176		$40,603		$58,529
Portfolio turnover	31%		37%		2%		39%		38%		62%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Financial Highlights (continued)

	Year ended April 30,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.54		$10.54
Income from investment operations:
Net investment income	0.13		0.02
Net realized and unrealized loss	(0.08)		(0.01)
Total from investment operations	0.05		0.01
Less distributions to shareholders:
Net investment income	(0.12)		(0.01)
Total distributions to shareholders	(0.12)		(0.01)
Net asset value, end of period	$10.47		$10.54
Total return	0.53%		0.14%
Ratios to average net assets(b)
Total gross expenses	0.64%		0.66	%(c)
Total net expenses(d)	0.48	%(e)	0.48	%(c)
Net investment income	1.19%		1.32	%(c)
Supplemental data
Net assets, end of period (in thousands)	$85		$2,044
Portfolio turnover	31%		37%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Financial Highlights (continued)

	Year ended April 30,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.54	$10.55
Income from investment operations:
Net investment income	0.14	0.07
Net realized and unrealized loss	(0.07)	(0.01)
Total from investment operations	0.07	0.06
Less distributions to shareholders:
Net investment income	(0.14)	(0.07)
Total distributions to shareholders	(0.14)	(0.07)
Net asset value, end of period	$10.47	$10.54
Total return	0.67%	0.54%
Ratios to average net assets(b)
Total gross expenses	0.48%	0.48	%(c)
Total net expenses(d)	0.37%	0.39	%(c)
Net investment income	1.31%	1.40	%(c)
Supplemental data
Net assets, end of period (in thousands)	$23,173	$522
Portfolio turnover	31%	37%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Financial Highlights (continued)

	Year ended April 30,						Year ended March 31,
Class Z	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.54		$10.55		$10.54		$10.47		$10.55		$10.46
Income from investment operations:
Net investment income	0.13		0.14		0.01		0.19		0.18		0.19
Net realized and unrealized gain (loss)	(0.06)		(0.01)		0.01		0.06		(0.07)		0.10
Total from investment operations	0.07		0.13		0.02		0.25		0.11		0.29
Less distributions to shareholders:
Net investment income	(0.13)		(0.14)		(0.01)		(0.18)		(0.19)		(0.20)
Total distributions to shareholders	(0.13)		(0.14)		(0.01)		(0.18)		(0.19)		(0.20)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$10.48		$10.54		$10.55		$10.54		$10.47		$10.55
Total return	0.62%		1.21%		0.21%		2.37%		1.00%		2.79%
Ratios to average net assets(c)
Total gross expenses	0.64%		0.64%		0.63	%(d)	0.63%		0.53	%(e)	0.48	%(e)
Total net expenses(f)	0.48	%(g)	0.48	%(g)	0.47	%(d)	0.48	%(g)	0.50	%(e)(g)	0.47	%(e)(g)
Net investment income	1.19%		1.30%		1.41	%(d)	1.77%		1.75%		1.83%
Supplemental data
Net assets, end of period (in thousands)	$1,822,976		$1,829,096		$1,986,836		$2,040,417		$1,703,560		$2,020,837
Portfolio turnover	31%		37%		2%		39%		38%		62%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia Short Term Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares are not subject to sales charges and will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the

Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.36% to 0.24% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2014 was 0.36% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2014 was 0.06% of the Fund's average daily net assets.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2014, other expenses paid to this company were $5,779.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended April 30, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class R5	0.04
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, these minimum account balance fees reduced total expenses by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $41,239 for Class A and $3,211 for Class C shares for the year ended April 30, 2014.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	September 1, 2013 through August 31, 2014	Prior to September 1, 2013
Class A	0.73%	0.73%
Class B	1.48	1.48
Class C	1.48	1.48
Class R4	0.48	0.48
Class R5	0.38	0.39
Class Z	0.48	0.48

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net realized loss	$3,090,745
Paid-in capital	(3,090,745)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Ordinary income	$674	$—
Tax-exempt income	22,968,417	27,255,536
Total	$22,969,091	$27,255,536

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$4,292,341
Capital loss carryforwards	(2,624,181)
Net unrealized appreciation	18,354,421

At April 30, 2014, the cost of investments for federal income tax purposes was $1,998,784,718 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$20,731,306
Unrealized depreciation	(2,376,885)
Net unrealized appreciation	$18,354,421

The following capital loss carryforwards, determined at April 30, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	1,181,270
2018	602,849
Unlimited long-term	840,062
Total	2,624,181

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended April 30, 2014, $792,723 of capital loss carryforward was utilized and $3,090,745 expired unused.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $635,114,070 and $556,183,218, respectively, for the year ended April 30, 2014.

Note 6. Shareholder Concentration

At April 30, 2014, one unaffiliated shareholder of record owned 85.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended April 30, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Short Term Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Exempt-Interest Dividends	100.00%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short Term Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe's median expense ratio. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014

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Annual Report 2014

Columbia Short Term Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014

Columbia Short Term Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN223_04_D01_(06/14)

Annual Report

April 30, 2014

Columbia Virginia Intermediate Municipal Bond Fund

(renamed Columbia AMT-Free Virginia Intermediate Muni Bond Fund, effective July 7, 2014)

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Virginia Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Approval of Investment Management Services Agreement	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Virginia Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Virginia Intermediate Municipal Bond Fund (the Fund) Class A shares returned -0.51% excluding sales charges for the 12-month period that ended April 30, 2014. Class Z shares of the Fund returned -0.26% for the same time period.

>  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 0.97% for the 12-month period.

>  The Fund's maturity and higher quality positioning generally accounted for its shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	12/05/89
Excluding sales charges		-0.51	3.82	3.59
Including sales charges		-3.76	3.13	3.24
Class B	06/07/93
Excluding sales charges		-1.16	3.06	2.82
Including sales charges		-4.05	3.06	2.82
Class C	06/17/92
Excluding sales charges		-1.16	3.08	2.82
Including sales charges		-2.12	3.08	2.82
Class R4*	03/19/13	-0.19	4.09	3.84
Class Z	09/20/89	-0.26	4.10	3.84
Barclays 3-15 Year Blend Municipal Bond Index		0.97	4.91	4.71

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Virginia Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2004 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Virginia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Virginia Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

Effective July 7, 2014, the Fund will be renamed Columbia AMT-Free Virginia Intermediate Muni Bond Fund.

For the 12-month period that ended April 30, 2014, the Fund's Class A shares returned -0.51% excluding sales charges. Class Z shares of the Fund returned -0.26% for the same time period. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 0.97% for the 12-month period. The Fund's maturity and quality positioning generally accounted for its shortfall relative to the benchmark. It had more exposure to bonds in the weakest performing maturity segment — 8 to 12 years. The Fund also had less exposure than the benchmark to bonds rated A, which was the best performing quality tier for the period. Virginia is generally considered a high quality state and there are more issues with higher ratings within the state as compared with other states.

Stable Economic Growth

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.2%. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. In December 2013, the Fed announced that it would take a measured approach to tapering its monthly bond-buying program, beginning in January 2014. Further tapering commenced in February, March and April. Against this backdrop of generally positive economic news, bonds lost some ground as interest rates moved higher. Nevertheless, the municipal market managed a modestly positive return for the period.

A Challenging Environment for the Municipal Market

Municipal yields followed Treasury yields higher from the beginning of the period through early September. A rapid selloff in the wake of climbing yields sent municipal bond fund shares downward, causing heavy selling pressure, which persisted through the end of the calendar year. The environment improved in the first four months of 2014. Fund outflows slowed, state and local revenues improved, demand for shorter-maturity municipal bonds remained strong and new issuance declined sharply. Through April, new bond issuance was down by 30% compared to the same period in 2013, and refunding volume has dropped by more than 50%. For the 12 months covered by this report, the best returns came from bonds with two- to four-year maturities. Ten-year maturities were the worst performers. Generally speaking, lower quality bonds generated slightly higher returns than higher quality bonds.

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2014)
AAA rating	15.7
AA rating	50.4
A rating	19.9
BBB rating	9.2
Not rated	4.8
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2014
4

Columbia Virginia Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

Contributors and Detractors

Pre-refunded bonds and transportation issues did well for the Fund, generating returns in excess of the benchmark. Pre-refunded bonds are high quality and generally shorter in maturity. They are issued to pre-fund older callable bonds at lower rates for the issuer. The proceeds from the new issues are invested in Treasury securities and used to repay the original bond at its original call date. Hospital issues generated mixed results. Those with shorter maturities or shorter call dates lagged late in the year. However, they were good defensive holdings early in the period.

The Fund's small position in Puerto Rico issues was a drag on performance as it significantly underperformed the overall market. We eliminated the position during the period.

Portfolio Activity

We responded to a relatively high rate of redemptions by selling lower coupon, lower book-yielding securities to raise cash and maintain a healthy dividend stream for shareholders. We also shortened the Fund's duration in response to rising interest rates. However, as rates stabilized and then declined in the final months of the period, the Fund's lighter exposure to the 12- to 17-year portion of the yield curve detracted from results.

Positive Long-Term Prospects for Virginia

Federal defense cuts, along with overall federal fiscal restraint, have been a recent drag on Virginia's economy. Weak expansion overseas and state fiscal problems also hobbled Virginia's growth. However, port activity has been strong, population growth remains positive and unemployment has been well below the national average. Over the longer term, we believe Virginia remains a desirable place for business, workers and investment. We also believe next year's budget will likely treat Virginia more favorably. The state also has the potential to benefit from demand outside of government.

Looking Ahead

So far, we believe 2014 is lining up to be a better year for the municipal market than 2013. Overall returns have been better than they were in 2013, especially for longer-term municipal bonds. Even though we expect interest rates to continue to rise gradually through the end of the year, we believe that the taxable equivalent yield on municipals is still attractive to investors who are subject to higher federal tax rates. In this environment, we have positioned the Fund with neutral duration relative to the benchmark and greater emphasis on securities rated A and BBB, which we believe have the potential to offer more value in an environment of slow but improving economic growth.

Investment Risks

There are risks associated with an investment in this Fund, including market risk, credit risk, interest rate risk prepayment and extension risk and state-specific municipal securities risk. In general, bond prices rise when interest rates fall and vice versa. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Income from tax-exempt funds may be subject to state and local taxes. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Virginia Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.40	1,020.78	4.07	4.06	0.81
Class B	1,000.00	1,000.00	1,021.50	1,017.06	7.82	7.80	1.56
Class C	1,000.00	1,000.00	1,021.50	1,017.06	7.82	7.80	1.56
Class R4	1,000.00	1,000.00	1,025.50	1,022.02	2.81	2.81	0.56
Class Z	1,000.00	1,000.00	1,025.70	1,022.02	2.81	2.81	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 6.0%
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2010F-1 10/01/21	5.000%	1,000,000	1,184,120
Revenue Bonds Series 2009B 10/01/21	5.000%	3,000,000	3,486,360
Series 2009C 10/01/23	5.000%	3,000,000	3,434,010
Series 2010A 10/01/23	5.000%	2,475,000	2,886,493
10/01/27	5.000%	1,515,000	1,739,993
Norfolk Airport Authority Refunding Revenue Bonds Series 2011 (AGM) 07/01/24	5.000%	1,000,000	1,113,110
Total			13,844,086
Higher Education 7.4%
Amherst Industrial Development Agency Refunding Revenue Bonds Educational Facilities Sweet Briar Institute Series 2006 09/01/26	5.000%	1,000,000	1,025,630
Lexington Industrial Development Authority Revenue Bonds VMI Development Board, Inc. Project Series 2006A(a) 12/01/20	5.000%	1,400,000	1,678,222
Virginia College Building Authority Refunding Revenue Bonds University of Richmond Project Series 2011A 03/01/22	5.000%	1,245,000	1,486,493
Series 2011B 03/01/21	5.000%	2,250,000	2,689,942
Revenue Bonds Liberty University Projects Series 2010 03/01/19	5.000%	1,000,000	1,166,600
03/01/22	5.000%	1,455,000	1,664,302
03/01/23	5.000%	2,000,000	2,266,460
Roanoke College Series 2007 04/01/23	5.000%	1,000,000	1,107,800
Washington & Lee University Project Series 1998 (NPFGC) 01/01/26	5.250%	3,115,000	3,750,024
Total			16,835,473

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital 9.8%
Augusta County Economic Development Authority Refunding Revenue Bonds Augusta Health Care, Inc. Series 2003 09/01/19	5.250%	905,000	1,042,397
Fairfax County Industrial Development Authority Refunding Revenue Bonds Inova Health System Project Series 1993 08/15/19	5.250%	1,000,000	1,137,420
Series 1993I (NPFGC) 08/15/19	5.250%	1,000,000	1,113,580
Revenue Bonds Inova Health System Series 2009C 05/15/25	5.000%	1,000,000	1,106,550
Fredericksburg Economic Development Authority Refunding Revenue Bonds MediCorp Health Systems Obligation Series 2007 06/15/18	5.250%	1,000,000	1,110,460
06/15/20	5.250%	4,000,000	4,493,960
Norfolk Economic Development Authority Refunding Revenue Bonds Sentara Healthcare Series 2012B 11/01/27	5.000%	1,735,000	1,953,731
Roanoke Economic Development Authority Refunding Revenue Bonds Carilion Clinic Obligation Group Series 2010 07/01/25	5.000%	3,500,000	3,833,620
Revenue Bonds Carilion Clinic Obligation Group Series 2012 07/01/22	5.000%	2,000,000	2,308,220
07/01/23	5.000%	1,000,000	1,141,590
Virginia Small Business Financing Authority Refunding Revenue Bonds Sentara Healthcare Series 2010 11/01/16	4.000%	1,000,000	1,082,510
Revenue Bonds Wellmont Health System Project Series 2007A 09/01/22	5.125%	710,000	750,278
Winchester Economic Development Authority Revenue Bonds Valley Health System Series 2007 01/01/26	5.000%	1,250,000	1,348,663
Total			22,422,979

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Investor Owned 1.5%
Chesterfield County Economic Development Authority Refunding Revenue Bonds Virginia Electric & Power Series 2009A 05/01/23	5.000%	2,000,000	2,218,580
York County Economic Development Authority Refunding Revenue Bonds Virginia Electric & Power Series 2009A(a) 05/01/33	4.050%	1,300,000	1,303,250
Total			3,521,830
Local Appropriation 6.4%
Appomattox County Economic Development Authority Refunding Revenue Bonds Series 2010 05/01/22	5.000%	1,490,000	1,690,271
Bedford County Economic Development Authority Revenue Bonds Public Facilities Project Series 2006 (NPFGC) 05/01/15	5.000%	1,230,000	1,285,977
Fairfax County Economic Development Authority Revenue Bonds School Board Center Administration Building Project I Series 2005A 04/01/19	5.000%	1,380,000	1,437,905
Six Public Facilities Projects Series 2010 04/01/24	4.000%	1,340,000	1,424,969
Henrico County Economic Development Authority Refunding Revenue Bonds Series 2009B 08/01/21	4.500%	1,770,000	1,999,428
James City County Economic Development Authority Revenue Bonds Public Facilities Projects Series 2006 (AGM) 06/15/23	5.000%	2,000,000	2,187,920
Montgomery County Industrial Development Authority Revenue Bonds Public Projects Series 2008 02/01/29	5.000%	1,000,000	1,098,830
New Kent County Economic Development Authority Revenue Bonds School & Governmental Projects Series 2006 (AGM) 02/01/21	5.000%	2,075,000	2,260,069

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prince William County Industrial Development Authority Refunding Revenue Bonds ATCC Project Series 2005 02/01/17	5.250%	1,115,000	1,254,141
Total			14,639,510
Local General Obligation 13.7%
City of Hampton Limited General Obligation Refunding & Public Improvement Bonds Series 2010A 01/15/19	4.000%	2,000,000	2,249,940
City of Lynchburg Unlimited General Obligation Public Improvement Bonds Series 2009A 08/01/20	5.000%	525,000	614,644
08/01/21	5.000%	530,000	613,576
City of Manassas Park Unlimited General Obligation Refunding Bonds Series 2008 (AGM) 01/01/22	5.000%	1,205,000	1,353,625
City of Newport News Unlimited General Obligation Improvement Bonds Series 2011A 07/01/23	5.000%	1,380,000	1,598,744
Unlimited General Obligation Refunding Bonds Improvement-Water Series 2007B 07/01/20	5.250%	2,000,000	2,417,440
Series 2006B 02/01/18	5.250%	3,030,000	3,504,649
City of Portsmouth Unlimited General Obligation Refunding Bonds Public Utilities Series 2012A 07/15/21	5.000%	3,000,000	3,599,670
Series 2006A (NPFGC) 07/01/16	5.000%	660,000	725,663
City of Richmond Unlimited General Obligation Public Improvement Bonds Series 2010D 07/15/22	5.000%	575,000	681,421
07/15/24	5.000%	1,000,000	1,174,810
City of Virginia Beach Unlimited General Obligation Refunding & Public Improvement Bonds Series 2004B 05/01/17	5.000%	1,000,000	1,109,540

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Arlington Unlimited General Obligation Refunding Bonds Public Improvement Series 2006 08/01/17	5.000%	2,400,000	2,633,616
County of Fairfax Unlimited General Obligation Refunding Bonds Public Improvement Series 2011A 04/01/24	4.000%	2,000,000	2,207,580
County of Pittsylvania Unlimited General Obligation Bonds Series 2008B 02/01/23	5.500%	1,030,000	1,197,519
County of Smyth Unlimited General Obligation Bonds Public Improvement Series 2011A 11/01/31	5.000%	4,000,000	4,415,120
Town of Leesburg Unlimited General Obligation Refunding Bonds Series 2006B 09/15/17	5.000%	1,145,000	1,304,808
Total			31,402,365
Other Bond Issue 0.7%
Virginia Beach Development Authority Revenue Bonds Series 2010C 08/01/23	5.000%	1,380,000	1,594,935
Other Industrial Development Bond 0.9%
Peninsula Ports Authority Refunding Revenue Bonds Dominion Term Association Project Series 2003(a) 10/01/33	2.375%	2,000,000	2,041,640
Pool/Bond Bank 17.9%
Virginia Public School Authority Refunding Revenue Bonds School Financing Series 2004C 08/01/16	5.000%	6,000,000	6,618,060
Series 2009C 08/01/25	4.000%	2,560,000	2,730,086
Virginia Resources Authority Refunding Revenue Bonds Revolving Fund Series 2011A 08/01/24	5.000%	1,395,000	1,623,543

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated State Revolving Fund Series 2005 10/01/19	5.500%	4,000,000	4,861,040
10/01/20	5.500%	3,500,000	4,316,900
10/01/21	5.500%	6,475,000	8,091,031
Revenue Bonds State Revolving Fund Series 2009 10/01/17	5.000%	1,380,000	1,579,120
Subordinated State Revolving Fund Series 2008 10/01/29	5.000%	5,000,000	5,620,300
Unrefunded Revenue Bonds Series 2009B 11/01/18	4.000%	3,870,000	4,365,824
St. Moral Series 2009B 11/01/18	4.000%	965,000	1,082,904
Total			40,888,808
Refunded/Escrowed 4.3%
City of Portsmouth Unlimited General Obligation Bonds Series 2006 Escrowed to Maturity (NPFGC) 07/01/16	5.000%	340,000	374,061
County of Arlington Prerefunded 08/01/16 Unlimited General Obligation Public Improvement Bonds Series 2006 08/01/17	5.000%	1,600,000	1,765,952
County of Henrico Prerefunded 12/01/18 Unlimited General Obligation Public Improvement Bonds Series 2008A 12/01/21	5.000%	1,000,000	1,176,130
County of Prince William Prerefunded 09/01/16 Certificate of Participation Prince William County Facilities Series 2006A (AMBAC) 09/01/17	5.000%	800,000	885,800
09/01/21	5.000%	1,625,000	1,799,281
Newport News Economic Development Authority Prerefunded 01/15/16 Revenue Bonds Series 2005A 01/15/23	5.250%	1,510,000	1,635,511
Richmond Metropolitan Authority Refunding Revenue Bonds Series 1998 Escrowed to Maturity (NPFGC) 07/15/17	5.250%	480,000	522,005
Tobacco Settlement Financing Corp. Prerefunded 06/01/15 Asset-Backed Revenue Bonds Series 2005 06/01/26	5.500%	1,555,000	1,612,395

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia Resources Authority Prerefunded Revenue Bonds Series 2009B Escrowed to Maturity 11/01/18	4.000%	130,000	146,513
St. Moral Series 2009B Escrowed to Maturity 11/01/18	4.000%	35,000	39,446
Total			9,957,094
Retirement Communities 3.9%
Albermarle County Economic Development Authority Revenue Bonds Westminster-Canterbury of the Blue Ridge Series 2012 01/01/32	4.625%	2,000,000	1,887,880
Fairfax County Economic Development Authority Refunding Revenue Bonds Retirement-Greenspring Series 2006A 10/01/26	4.750%	2,000,000	2,050,340
Revenue Bonds Goodwin House, Inc. Series 2007 10/01/22	5.000%	2,500,000	2,649,600
Hanover County Economic Development Authority Revenue Bonds Covenant Woods Series 2012-A 07/01/22	4.000%	1,320,000	1,269,985
Henrico County Economic Development Authority Refunding Revenue Bonds Westminster Canterbury Corp. Series 2006 10/01/21	5.000%	1,000,000	1,021,380
Total			8,879,185
Special Non Property Tax 6.5%
Greater Richmond Convention Center Authority Refunding Revenue Bonds Series 2005 (NPFGC) 06/15/18	5.000%	3,800,000	3,949,530
06/15/25	5.000%	3,000,000	3,144,600
Reynolds Crossing Community Development Authority Special Assessment Bonds Reynolds Crossing Project Series 2007 03/01/21	5.100%	518,000	525,096
Shops at White Oak Village Community Development Authority (The) Special Assessment Bonds Series 2007 03/01/17	5.300%	1,292,000	1,380,502

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	850,000	883,966
Virgin Islands Public Finance Authority(b) Revenue Bonds Matching Fund Loan Notes Series 2012-A 10/01/32	5.000%	2,210,000	2,246,200
Senior Lien-Matching Fund Loan Note Series 2010A 10/01/25	5.000%	2,450,000	2,633,701
Total			14,763,595
Special Property Tax 5.3%
Dullles Town Center Community Development Authority Refunding Special Assessment Bonds Dulles Town Center Project Series 2012 03/01/23	4.000%	1,000,000	944,260
Fairfax County Economic Development Authority Special Tax Bonds Silver Line Phase I Project Series 2011 04/01/19	5.000%	3,000,000	3,503,910
04/01/26	5.000%	4,185,000	4,664,057
Marquis Community Development Authority of York County(c)(d) Tax Allocation Bonds Series 2007C 09/01/41	0.000%	3,164,000	394,551
Marquis Community Development Authority of York County(d) Tax Allocation Bonds Series 2007B 09/01/41	5.625%	2,084,000	1,849,654
Virginia Gateway Community Development Authority Refunding Special Assessment Bonds Series 2012 03/01/25	5.000%	690,000	702,489
Total			12,058,921
State Appropriated 0.9%
Virginia Public Building Authority Revenue Bonds Public Facility Series 2006B 08/01/26	4.500%	2,000,000	2,071,320
Transportation 1.5%
Virginia Commonwealth Transportation Board Revenue Bonds Capital Projects Series 2012 05/15/29	5.000%	3,000,000	3,416,670

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Turnpike/Bridge/Toll Road 4.6%
Chesapeake Bay Bridge & Tunnel District Refunding Revenue Bonds General Resolution Series 1998 (NPFGC) 07/01/25	5.500%	4,000,000	4,596,400
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/23	5.000%	1,025,000	1,126,578
07/15/27	5.000%	1,000,000	1,054,850
Metropolitan Washington Airports Authority Revenue Bonds Capital Appreciation-2nd Senior Lien Series 2009B (AGM)(c) 10/01/23	0.000%	5,000,000	3,467,050
Richmond Metropolitan Authority Refunding Revenue Bonds Series 1998 (NPFGC) 07/15/17	5.250%	360,000	379,609
Total			10,624,487
Water & Sewer 7.2%
City of Newport News Revenue Bonds Series 2007 (AGM) 06/01/19	5.000%	1,035,000	1,158,651
City of Norfolk Water Refunding Revenue Bonds Series 2012 11/01/19	5.000%	1,000,000	1,184,340
City of Richmond Revenue Bonds Series 2007 (AGM) 01/15/21	4.500%	1,000,000	1,089,670
County of Spotsylvania Revenue Bonds Series 2007 (AGM) 06/01/19	5.000%	1,030,000	1,153,868
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Fairfax County Water Authority Refunding Revenue Bonds Subordinated Series 2005B 04/01/19	5.250%	1,835,000	2,187,063
Hampton Roads Sanitation District Revenue Bonds Series 2008 04/01/22	5.000%	1,000,000	1,139,900
04/01/24	5.000%	3,000,000	3,404,940
Series 2011 11/01/24	5.000%	1,750,000	1,994,510
11/01/25	5.000%	1,380,000	1,568,867
Upper Occoquan Sewage Authority Revenue Bonds Series 1995A (NPFGC) 07/01/20	5.150%	1,295,000	1,490,895
Total			16,372,704
Total Municipal Bonds (Cost: $211,022,259)			225,335,602

Money Market Funds 0.5%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(e)	1,140,293	1,140,293
Total Money Market Funds (Cost: $1,140,293)		1,140,293
Total Investments (Cost: $212,162,552)		226,475,895
Other Assets & Liabilities, Net		2,277,694
Net Assets		228,753,589

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2014, the value of these securities amounted to $5,763,867 or 2.52% of net assets.

(c)  Zero coupon bond.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Notes to Portfolio of Investments (continued)

(d)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2014 was $2,244,205, representing 0.98% of net assets. Information concerning such security holdings at April 30, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Marquis Community Development Authority of York County Tax Allocation Bonds Series 2007B 09/01/41 5.625%	11/30/07	2,084,000
Marquis Community Development Authority of York County Tax Allocation Bonds Series 2007C 09/01/41 0.000%	11/30/07	840,892

(e)  The rate shown is the seven-day current annualized yield at April 30, 2014.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Virginia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	225,335,602	—	225,335,602
Total Bonds	—	225,335,602	—	225,335,602
Mutual Funds
Money Market Funds	1,140,293	—	—	1,140,293
Total Mutual Funds	1,140,293	—	—	1,140,293
Total	1,140,293	225,335,602	—	226,475,895

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Virginia Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
(identified cost $212,162,552)	$226,475,895
Receivable for:
Investments sold	577,686
Capital shares sold	357,701
Interest	2,421,682
Expense reimbursement due from Investment Manager	968
Prepaid expenses	752
Total assets	229,834,684
Liabilities
Payable for:
Capital shares purchased	316,477
Dividend distributions to shareholders	575,527
Investment management fees	2,505
Distribution and/or service fees	433
Transfer agent fees	38,107
Administration fees	438
Compensation of board members	115,014
Other expenses	32,594
Total liabilities	1,081,095
Net assets applicable to outstanding capital stock	$228,753,589
Represented by
Paid-in capital	$213,882,191
Undistributed net investment income	822,052
Accumulated net realized loss	(263,997)
Unrealized appreciation (depreciation) on:
Investments	14,313,343
Total — representing net assets applicable to outstanding capital stock	$228,753,589

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Virginia Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2014

Class A
Net assets	$47,112,870
Shares outstanding	4,246,542
Net asset value per share	$11.09
Maximum offering price per share(a)	$11.46
Class B
Net assets	$17,831
Shares outstanding	1,607
Net asset value per share	$11.10
Class C
Net assets	$4,043,805
Shares outstanding	364,357
Net asset value per share	$11.10
Class R4
Net assets	$76,963
Shares outstanding	6,945
Net asset value per share	$11.08
Class Z
Net assets	$177,502,120
Shares outstanding	16,001,978
Net asset value per share	$11.09

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Virginia Intermediate Municipal Bond Fund

Statement of Operations

Year ended April 30, 2014

Net investment income
Income:
Dividends	$341
Interest	10,099,375
Total income	10,099,716
Expenses:
Investment management fees	1,104,819
Distribution and/or service fees
Class A	123,529
Class B	234
Class C	44,975
Transfer agent fees
Class A	94,218
Class B	45
Class C	8,589
Class R4	27
Class Z	425,414
Administration fees	191,743
Compensation of board members	29,510
Custodian fees	2,968
Printing and postage fees	23,153
Registration fees	30,395
Professional fees	36,296
Other	31,523
Total expenses	2,147,438
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(431,935)
Expense reductions	(20)
Total net expenses	1,715,483
Net investment income	8,384,233
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(263,997)
Net realized loss	(263,997)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,235,891)
Net change in unrealized appreciation (depreciation)	(12,235,891)
Net realized and unrealized loss	(12,499,888)
Net decrease in net assets from operations	$(4,115,655)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Virginia Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year ended April 30, 2014	Year ended April 30, 2013(a)
Operations
Net investment income	$8,384,233	$10,277,615
Net realized gain (loss)	(263,997)	2,271,676
Net change in unrealized appreciation (depreciation)	(12,235,891)	231,117
Net increase (decrease) in net assets resulting from operations	(4,115,655)	12,780,408
Distributions to shareholders
Net investment income
Class A	(1,412,916)	(1,458,897)
Class B	(487)	(2,282)
Class C	(94,734)	(100,032)
Class R4	(499)	(8)
Class Z	(6,879,789)	(8,716,396)
Net realized gains
Class A	(296,837)	(81,116)
Class B	(117)	(174)
Class C	(26,739)	(7,808)
Class R4	(15)	—
Class Z	(1,201,281)	(446,678)
Total distributions to shareholders	(9,913,414)	(10,813,391)
Increase (decrease) in net assets from capital stock activity	(98,997,385)	(27,903,080)
Total decrease in net assets	(113,026,454)	(25,936,063)
Net assets at beginning of year	341,780,043	367,716,106
Net assets at end of year	$228,753,589	$341,780,043
Undistributed net investment income	$822,052	$851,335

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Virginia Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year ended April 30, 2014		Year ended April 30, 2013(a)
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions(b)	631,769	6,980,196	536,097	6,175,085
Distributions reinvested	74,024	814,424	54,993	634,599
Redemptions	(1,226,704)	(13,521,020)	(531,974)	(6,125,809)
Net increase (decrease)	(520,911)	(5,726,400)	59,116	683,875
Class B shares
Subscriptions	4	43	119	1,376
Distributions reinvested	49	544	89	1,027
Redemptions(b)	(2,550)	(28,434)	(10,159)	(116,758)
Net decrease	(2,497)	(27,847)	(9,951)	(114,355)
Class C shares
Subscriptions	43,250	479,174	117,832	1,361,039
Distributions reinvested	7,690	84,594	6,125	70,724
Redemptions	(171,876)	(1,897,990)	(47,576)	(549,358)
Net increase (decrease)	(120,936)	(1,334,222)	76,381	882,405
Class R4 shares
Subscriptions	6,690	73,716	218	2,500
Distributions reinvested	36	401	1	6
Net increase	6,726	74,117	219	2,506
Class Z shares
Subscriptions	1,434,444	15,949,872	2,244,008	25,865,539
Distributions reinvested	53,225	585,778	46,836	540,498
Redemptions	(9,855,070)	(108,518,683)	(4,839,666)	(55,763,548)
Net decrease	(8,367,401)	(91,983,033)	(2,548,822)	(29,357,511)
Total net decrease	(9,005,019)	(98,997,385)	(2,423,057)	(27,903,080)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Virginia Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year ended April 30,						Year ended March 31,
Class A	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.54		$11.47		$11.38		$10.86		$10.94		$10.57
Income from investment operations:
Net investment income	0.32		0.31		0.03		0.33		0.34		0.35
Net realized and unrealized gain (loss)	(0.39)		0.09		0.09		0.52		(0.08)		0.37
Total from investment operations	(0.07)		0.40		0.12		0.85		0.26		0.72
Less distributions to shareholders:
Net investment income	(0.31)		(0.31)		(0.03)		(0.33)		(0.34)		(0.35)
Net realized gains	(0.07)		(0.02)		—		—		—		—
Total distributions to shareholders	(0.38)		(0.33)		(0.03)		(0.33)		(0.34)		(0.35)
Net asset value, end of period	$11.09		$11.54		$11.47		$11.38		$10.86		$10.94
Total return	(0.51%)		3.49%		1.06%		7.87%		2.40%		6.83%
Ratios to average net assets(b)
Total gross expenses	0.97%		0.95%		0.94	%(c)	0.98%		0.92%		0.87%
Total net expenses(d)	0.81	%(e)	0.80	%(e)	0.79	%(c)	0.79	%(e)	0.80	%(e)	0.78	%(e)
Net investment income	2.86%		2.68%		3.04	%(c)	2.92%		3.11%		3.17%
Supplemental data
Net assets, end of period (in thousands)	$47,113		$55,003		$54,025		$53,775		$51,196		$51,857
Portfolio turnover	2%		11%		0%		8%		14%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Virginia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year ended April 30,						Year ended March 31,
Class B	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.54		$11.48		$11.38		$10.86		$10.95		$10.57
Income from investment operations:
Net investment income	0.23		0.22		0.02		0.25		0.26		0.27
Net realized and unrealized gain (loss)	(0.37)		0.08		0.10		0.51		(0.09)		0.37
Total from investment operations	(0.14)		0.30		0.12		0.76		0.17		0.64
Less distributions to shareholders:
Net investment income	(0.23)		(0.22)		(0.02)		(0.24)		(0.26)		(0.26)
Net realized gains	(0.07)		(0.02)		—		—		—		—
Total distributions to shareholders	(0.30)		(0.24)		(0.02)		(0.24)		(0.26)		(0.26)
Net asset value, end of period	$11.10		$11.54		$11.48		$11.38		$10.86		$10.95
Total return	(1.16%)		2.62%		1.08%		7.06%		1.55%		6.14%
Ratios to average net assets(b)
Total gross expenses	1.71%		1.70%		1.69	%(c)	1.81%		1.67%		1.62%
Total net expenses(d)	1.56	%(e)	1.55	%(e)	1.54	%(c)	1.54	%(e)	1.55	%(e)	1.53	%(e)
Net investment income	2.08%		1.92%		2.29	%(c)	2.19%		2.34%		2.44%
Supplemental data
Net assets, end of period (in thousands)	$18		$47		$161		$182		$392		$1,575
Portfolio turnover	2%		11%		0%		8%		14%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Virginia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year ended April 30,						Year ended March 31,
Class C	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.54		$11.48		$11.38		$10.86		$10.95		$10.57
Income from investment operations:
Net investment income	0.23		0.22		0.02		0.24		0.26		0.26
Net realized and unrealized gain (loss)	(0.37)		0.08		0.10		0.52		(0.09)		0.38
Total from investment operations	(0.14)		0.30		0.12		0.76		0.17		0.64
Less distributions to shareholders:
Net investment income	(0.23)		(0.22)		(0.02)		(0.24)		(0.26)		(0.26)
Net realized gains	(0.07)		(0.02)		—		—		—		—
Total distributions to shareholders	(0.30)		(0.24)		(0.02)		(0.24)		(0.26)		(0.26)
Net asset value, end of period	$11.10		$11.54		$11.48		$11.38		$10.86		$10.95
Total return	(1.16%)		2.63%		1.08%		7.06%		1.54%		6.13%
Ratios to average net assets(b)
Total gross expenses	1.72%		1.70%		1.70	%(c)	1.73%		1.67%		1.62%
Total net expenses(d)	1.56	%(e)	1.55	%(e)	1.54	%(c)	1.54	%(e)	1.55	%(e)	1.53	%(e)
Net investment income	2.11%		1.93%		2.29	%(c)	2.15%		2.35%		2.41%
Supplemental data
Net assets, end of period (in thousands)	$4,044		$5,601		$4,694		$4,739		$3,544		$2,499
Portfolio turnover	2%		11%		0%		8%		14%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Virginia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year ended April 30,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$11.52		$11.43
Income from investment operations:
Net investment income	0.35		0.04
Net realized and unrealized gain (loss)	(0.38)		0.09
Total from investment operations	(0.03)		0.13
Less distributions to shareholders:
Net investment income	(0.34)		(0.04)
Net realized gains	(0.07)		—
Total distributions to shareholders	(0.41)		(0.04)
Net asset value, end of period	$11.08		$11.52
Total return	(0.19%)		1.12%
Ratios to average net assets(b)
Total gross expenses	0.72%		0.56	%(c)
Total net expenses(d)	0.56	%(e)	0.52	%(c)
Net investment income	3.18%		2.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$77		$3
Portfolio turnover	2%		11%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Virginia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year ended April 30,						Year ended March 31,
Class Z	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.54		$11.47		$11.38		$10.85		$10.94		$10.57
Income from investment operations:
Net investment income	0.34		0.34		0.03		0.35		0.37		0.37
Net realized and unrealized gain (loss)	(0.38)		0.08		0.09		0.53		(0.09)		0.37
Total from investment operations	(0.04)		0.42		0.12		0.88		0.28		0.74
Less distributions to shareholders:
Net investment income	(0.34)		(0.33)		(0.03)		(0.35)		(0.37)		(0.37)
Net realized gains	(0.07)		(0.02)		—		—		—		—
Total distributions to shareholders	(0.41)		(0.35)		(0.03)		(0.35)		(0.37)		(0.37)
Net asset value, end of period	$11.09		$11.54		$11.47		$11.38		$10.85		$10.94
Total return	(0.26%)		3.75%		1.08%		8.23%		2.56%		7.10%
Ratios to average net assets(b)
Total gross expenses	0.72%		0.70%		0.69	%(c)	0.73%		0.67%		0.62%
Total net expenses(d)	0.56	%(e)	0.55	%(e)	0.54	%(c)	0.54	%(e)	0.55	%(e)	0.53	%(e)
Net investment income	3.09%		2.93%		3.29	%(c)	3.16%		3.36%		3.42%
Supplemental data
Net assets, end of period (in thousands)	$177,502		$281,126		$308,836		$306,166		$264,505		$278,479
Portfolio turnover	2%		11%		0%		8%		14%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Virginia Intermediate Municipal Bond Fund

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia Virginia Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2014
24

Columbia Virginia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2014 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2014 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2014, other expenses paid to this company were $2,085.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Annual Report 2014
25

Columbia Virginia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.17
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, these minimum account balance fees reduced total expenses by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $12,826 for Class A and $531 for Class C shares for the year ended April 30, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2014
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,

Annual Report 2014
26

Columbia Virginia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(25,091)
Accumulated net realized loss	25,091

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Ordinary income	$42,435	$43,799
Tax-exempt income	8,371,081	10,233,816
Long-term capital gains	1,499,898	535,776
Total	$9,913,414	$10,813,391

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,512,395
Capital loss carryforwards	(263,997)
Net unrealized appreciation	14,313,343

At April 30, 2014, the cost of investments for federal income tax purposes was $212,162,552 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$15,295,929
Unrealized depreciation	(982,586)
Net unrealized appreciation	$14,313,343

The following capital loss carryforwards, determined at April 30, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	263,997

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $5,187,465 and $100,094,398, respectively, for the year ended April 30, 2014.

Note 6. Shareholder Concentration

At April 30, 2014, one unaffiliated shareholder of record owned 79.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the

Annual Report 2014
27

Columbia Virginia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended April 30, 2014.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
28

Columbia Virginia Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the
Shareholders of Columbia Virginia Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Virginia Intermediate Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

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29

Columbia Virginia Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Capital Gain Dividend	$1,499,898
Exempt-Interest Dividends	99.50%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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30

Columbia Virginia Intermediate Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

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Columbia Virginia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

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Columbia Virginia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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33

Columbia Virginia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
34

Columbia Virginia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

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35

Columbia Virginia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

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36

Columbia Virginia Intermediate Municipal Bond Fund

Approval of Investment Management
Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Virginia Intermediate Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

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37

Columbia Virginia Intermediate Municipal Bond Fund

Approval of Investment Management
Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe's median expense ratio. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
38

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Annual Report 2014
40

Columbia Virginia Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Virginia Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN239_04_D01_(06/14)

Annual Report

April 30, 2014

Columbia California Intermediate Municipal Bond Fund

(renamed Columbia AMT-Free California Intermediate Muni Bond Fund, effective July 7, 2014)

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia California Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Approval of Investment Management Services Agreement	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia California Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia California Intermediate Municipal Bond Fund (the Fund) Class A shares returned 0.64% excluding sales charges for the 12-month period that ended April 30, 2014. Class Z shares of the Fund returned 0.98% for the same time period.

>  During the same time period, the Barclays California 3-15 Year Blend Municipal Bond Index returned 2.02% and the Barclays 3-15 Year Blend Municipal Bond Index returned 0.97%.

>  A slightly longer duration relative to the Barclays California 3-15 Year Blend Municipal Bond Index at the beginning of the period detracted from results. Duration is a measure of interest rate sensitivity.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	09/09/02
Excluding sales charges		0.64	5.13	4.16
Including sales charges		-2.64	4.44	3.81
Class B	08/29/02
Excluding sales charges		-0.11	4.35	3.38
Including sales charges		-3.04	4.35	3.38
Class C	09/11/02
Excluding sales charges		-0.02	4.35	3.38
Including sales charges		-1.00	4.35	3.38
Class R4*	03/19/13	0.98	5.40	4.42
Class R5*	11/08/12	0.98	5.42	4.43
Class Z	08/19/02	0.98	5.40	4.42
Barclays California 3-15 Year Blend Municipal Bond Index		2.02	5.55	4.99
Barclays 3-15 Year Blend Municipal Bond Index		0.97	4.91	4.71

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays California 3-15 Year Blend Municipal Bond Index tracks investment grade bonds issued from the state of California and its municipalities.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia California Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2004 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia California Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

Effective July 7, 2014, the Fund will be renamed Columbia AMT-Free California Intermediate Muni Bond Fund.

For the 12-month period that ended April 30, 2014, the Fund's Class A shares returned 0.64% excluding sales charges. Class Z shares of the Fund returned 0.98% for the same 12-month period. During the same time period, the Barclays California 3-15 Year Blend Municipal Bond Index returned 2.02% and the Barclays 3-15 Year Blend Municipal Bond Index returned 0.97%. In an environment of rising interest rates, a slightly longer duration relative to the Barclays California 3-15 Year Blend Municipal Bond Index at the beginning of the period detracted from results.

Stable Economic Growth

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.2%. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. In December 2013, the Fed announced that it would take a measured approach to tapering its monthly bond-buying program, beginning in January 2014. Further tapering commenced in February, March and April. Against this backdrop of generally positive economic news, bonds lost some ground as interest rates moved higher. Nevertheless, the municipal market managed a modestly positive return for the period.

Contributors and Detractors

The special property tax sector was the best performer for the Fund during the period. Positions in tax allocation and special tax bonds benefited from rising assessed property tax values in California. The biggest detractor from performance was the Fund's slightly longer duration positioning relative to the Barclays California 3-15 Year Blend Municipal Bond Index at the beginning of the period, before the Fed's tapering announcement drove interest rates dramatically higher across all maturities. In response to changing market conditions and Fund redemptions, we sold bonds purchased at much lower yields and bonds with coupons below 5%, which we expected to continue to be out of favor. One benefit to this action was that it allowed us to lower the Fund's duration, which offered some protection against higher rates down the road. It also allowed us to realize losses that offset gains from previous activity, creating a gain/loss neutral position for the Fund, which helped it avoid taxable capital gains.

California Continued to Improve

Credit fundamentals, both for the state and for California municipalities, continued to improve over the 12-month period. In fact, the state will have a

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at April 30, 2014)
AAA rating	0.7
AA rating	29.1
A rating	51.8
BBB rating	14.6
Non-investment grade	1.1
Not rated	2.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in this Fund, including market risk, credit risk, interest rate risk prepayment and extension risk and state-specific municipal securities risk. In general, bond prices rise when interest rates fall and vice versa. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called 'high-yield' or 'junk' bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. See the Fund's prospectus for information on these and other risks associated with Fund. Income from tax-exempt funds may be subject to state and local taxes. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales.

Annual Report 2014
4

Columbia California Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

budget surplus for 2014 and must decide what to do with it. The governor has proposed a constitutional amendment to establish a more disciplined approach to fund the state's rainy day reserve. Both are welcomed developments. Presently, demand for California municipal bonds remains strong as tax-sensitive investors seek shelter from increasing taxes. The immense wealth creation in Silicon Valley keeps adding to demand for investments that are exempt from federal and state taxes.

Looking Ahead

Municipal fund inflows improved early in 2014, and new issue supply was down 30% over the same period in 2013. That combination has produced a supportive technical environment for the municipal market. Concern about Russia's intentions in the Ukraine also rekindled interest in U.S. Treasury bonds, helping to lower yields. In this environment, we currently intend to maintain the Fund's neutral duration relative to the Barclays California 3-15 Year Blend Municipal Bond Index and favor purchases in the A and BBB quality range. We continue to find good opportunities to invest in California issuers that offer sound credit fundamentals and incremental yield. In addition, we presently believe there is value in bonds maturing in seven to 10 years and in and around 20 years. We think these maturity ranges may do well if rates resume their gradual rise and the yield curve, which depicts the range of yields from short to long-term, assumes a flatter profile.

Annual Report 2014
5

Columbia California Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,033.40	1,021.12	3.73	3.71	0.74
Class B	1,000.00	1,000.00	1,029.60	1,017.41	7.50	7.45	1.49
Class C	1,000.00	1,000.00	1,030.60	1,017.41	7.50	7.45	1.49
Class R4	1,000.00	1,000.00	1,035.80	1,022.36	2.47	2.46	0.49
Class R5	1,000.00	1,000.00	1,035.30	1,022.81	2.02	2.01	0.40
Class Z	1,000.00	1,000.00	1,034.80	1,022.36	2.47	2.46	0.49

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 93.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 3.1%
City of San Jose Revenue Bonds Series 2007B (AMBAC) 03/01/22	5.000%	1,000,000	1,061,100
County of Orange Revenue Bonds Series 2009A 07/01/25	5.250%	1,500,000	1,712,010
County of Sacramento Revenue Bonds Senior Series 2008 (AGM) 07/01/23	5.000%	1,000,000	1,132,240
San Diego County Regional Airport Authority Revenue Bonds Subordinated Series 2010A 07/01/24	5.000%	1,000,000	1,140,860
San Francisco City & County Airports Commission Refunding Revenue Bonds 2nd Series 2009C (AGM) 05/01/18	5.000%	1,825,000	2,113,879
Revenue Bonds Series 2011G 05/01/26	5.250%	2,000,000	2,325,820
Total			9,485,909
Higher Education 5.6%
California Educational Facilities Authority Revenue Bonds California Lutheran University Series 2008 10/01/21	5.250%	1,500,000	1,629,945
Pitzer College Series 2005A 04/01/25	5.000%	1,225,000	1,271,195
Series 2009 04/01/19	5.000%	1,610,000	1,864,670
University Southern California Series 2009C 10/01/24	5.250%	3,000,000	3,772,950
California Municipal Finance Authority Revenue Bonds Biola University Series 2013 10/01/24	5.000%	505,000	565,857
10/01/28	5.000%	840,000	912,231
California State Public Works Board Refunding Revenue Bonds California State University Series 2006A (NPFGC) 10/01/16	5.000%	1,000,000	1,107,050

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California State University Revenue Bonds Systemwide Series 2009A 11/01/22	5.250%	2,500,000	2,932,575
California Statewide Communities Development Authority Revenue Bonds California Baptist University Series 2014A 11/01/23	5.125%	715,000	738,631
Lancer Plaza Project Series 2013 11/01/23	5.125%	1,000,000	1,025,330
University of California Revenue Bonds Series 2009O 05/15/20	5.000%	1,000,000	1,179,440
Total			16,999,874
Hospital 7.0%
ABAG Finance Authority for Nonprofit Corps. Revenue Bonds Sharp Healthcare Series 2011A 08/01/24	5.250%	2,750,000	3,143,745
California Health Facilities Financing Authority Refunding Revenue Bonds Sutter Health Series 2011D 08/15/26	5.000%	2,250,000	2,573,955
Revenue Bonds Catholic Healthcare West Series 2009A 07/01/29	6.000%	1,250,000	1,434,725
Series 2009E 07/01/25	5.625%	1,500,000	1,677,285
Children's Hospital of Orange County Series 2009A 11/01/21	6.000%	2,000,000	2,376,820
City of Hope Obligation Group Series 2012-A 11/15/21	5.000%	600,000	709,926
California Health Facilities Financing Authority(a) Revenue Bonds Lucile Salter Packard Children's Hospital Series 2014 08/15/28	5.000%	300,000	345,513
California Statewide Communities Development Authority Revenue Bonds Health Facility Adventist Health System West Series 2005A 03/01/17	5.000%	1,000,000	1,035,740

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Henry Mayo Newhall Memorial Series 2014A (AGM) 10/01/27	5.000%	1,000,000	1,100,840
John Muir Health Series 2006A 08/15/17	5.000%	3,000,000	3,282,330
Kaiser Permanente Series 2009A 04/01/19	5.000%	2,000,000	2,347,340
Sutter Health Series 2011A 08/15/26	5.500%	1,000,000	1,156,440
Total			21,184,659
Independent Power 2.6%
Kings River Conservation District Certificate of Participation Peaking Project Series 2004 05/01/14	5.000%	1,500,000	1,500,206
Sacramento Municipal Utility District Revenue Bonds Cosumnes Project Series 2006 (NPFGC) 07/01/15	5.000%	1,000,000	1,048,420
07/01/29	5.125%	2,000,000	2,149,700
Sacramento Power Authority Refunding Revenue Bonds Series 2005 (AMBAC) 07/01/15	5.250%	3,000,000	3,161,940
Total			7,860,266
Joint Power Authority 3.9%
M-S-R Public Power Agency Revenue Bonds Subordinated Lien Series 2008L (AGM) 07/01/21	5.000%	2,500,000	2,815,125
Northern California Power Agency Refunding Revenue Bonds Hydroelectric Project No. 1 Series 2008C (AGM) 07/01/22	5.000%	3,000,000	3,437,130
Southern California Public Power Authority Refunding Revenue Bonds Sanitary Power Project Series 2005A (AGM) 01/01/18	5.000%	2,000,000	2,061,700
Series 2008A 07/01/22	5.000%	2,000,000	2,318,720
Revenue Bonds Southern Transmission Project Series 2008 07/01/27	6.000%	1,000,000	1,192,620
Total			11,825,295

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local Appropriation 6.0%
City & County of San Francisco Certificate of Participation Multiple Capital Improvement Projects Series 2009B 04/01/24	5.000%	1,495,000	1,682,413
City of Vista Certificate of Participation Community Projects Series 2007 (NPFGC) 05/01/21	4.750%	750,000	796,230
County of Monterey Certificate of Participation Refinancing Project Series 2009 (AGM) 08/01/17	5.000%	1,000,000	1,115,070
Los Angeles Community Redevelopment Agency Revenue Bonds VT Manchester Social Services Project Series 2005 (AMBAC) 09/01/15	5.000%	1,095,000	1,164,992
Oakland Joint Powers Financing Authority Refunding Revenue Bonds Oakland Administration Buildings Series 2008B (AGM) 08/01/22	5.000%	2,000,000	2,200,260
Pasadena Public Financing Authority Revenue Bonds Rose Bowl Renovation Series 2010A 03/01/26	5.000%	2,500,000	2,776,725
Pico Rivera Public Financing Authority Revenue Bonds Series 2009 09/01/26	5.250%	1,085,000	1,187,685
Richmond Joint Powers Financing Authority Refunding Revenue Bonds Lease-Civic Center Project Series 2009 (AGM) 08/01/17	5.000%	1,570,000	1,768,385
Riverside Public Financing Authority Refunding Revenue Bonds Series 2012-A 11/01/28	5.000%	1,155,000	1,246,199
San Mateo Joint Powers Financing Authority Refunding Revenue Bonds Youth Services Campus Series 2008A 07/15/20	5.000%	435,000	487,239
07/15/28	5.250%	2,275,000	2,610,403

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Santa Clara County Financing Authority Refunding Revenue Bonds Multiple Facilities Projects Series 2010N 05/15/17	5.000%	1,000,000	1,128,410
Total			18,164,011
Local General Obligation 12.9%
City & County of San Francisco Unlimited General Obligation Bonds Earthquake Safety Series 2010E 06/15/27	5.000%	3,380,000	3,933,002
City of Los Angeles Unlimited General Obligation Bonds Series 2011A 09/01/25	5.000%	3,000,000	3,525,390
Compton Community College District Unlimited General Obligation Refunding Bonds Series 2012 07/01/22	5.000%	2,095,000	2,413,754
Compton Unified School District(b) Unlimited General Obligation Bonds Election of 2002 - Capital Appreciation Series 2006C (AMBAC) 06/01/23	0.000%	2,025,000	1,369,690
06/01/24	0.000%	1,925,000	1,228,650
Culver City School Facilities Financing Authority Revenue Bonds Unified School District Series 2005 (AGM) 08/01/23	5.500%	1,490,000	1,854,603
East Side Union High School District Unlimited General Obligation Refunding Bonds 2012 Crossover Series 2006 (AGM) 09/01/20	5.250%	1,280,000	1,517,965
Long Beach Community College District Unlimited General Obligation Bonds 2008 Election Series 2012-B 08/01/23	5.000%	700,000	836,759
Los Angeles Unified School District Unlimited General Obligation Bonds Election of 2004 Series 2006G (AMBAC) 07/01/20	5.000%	1,000,000	1,096,270
Palomar Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2006 Series 2010B(b) 08/01/22	0.000%	2,140,000	1,681,719

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rancho Santiago Community College District Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 09/01/19	5.250%	1,000,000	1,200,640
Rancho Santiago Community College District(b) Unlimited General Obligation Bonds Capital Appreciation-Election of 2002 Series 2006C (AGM) 09/01/31	0.000%	3,785,000	1,681,675
Rescue Union School District Unlimited General Obligation Bonds Capital Appreciation-Election of 1998 Series 2005 (NPFGC)(b) 09/01/26	0.000%	1,100,000	658,196
Riverside Public Financing Authority Refunding Revenue Bonds Series 2012-A 11/01/27	5.000%	2,145,000	2,324,022
San Mateo County Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2005 Series 2006A (NPFGC)(b) 09/01/15	0.000%	1,000,000	994,850
San Mateo Foster City School District Revenue Bonds Series 2005 (AGM) 08/15/19	5.500%	2,000,000	2,419,400
Saugus Union School District Unlimited General Obligation Refunding Bonds Series 2006 (NPFGC) 08/01/21	5.250%	2,375,000	2,879,521
Simi Valley School Financing Authority Refunding Revenue Bonds Simi Valley Unified School District Series 2007 08/01/18	5.000%	1,045,000	1,204,018
West Contra Costa Unified School District Unlimited General Obligation Refunding Bonds Series 2011 (AGM) 08/01/23	5.250%	3,000,000	3,481,980
Series 2012 08/01/27	5.000%	2,365,000	2,636,100
Total			38,938,204
Multi-Family 1.2%
California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2012 05/15/19	5.000%	1,000,000	1,130,920
05/15/20	5.000%	750,000	850,605

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds CHF-Irvine LLC-UCI East Campus Series 2008 05/15/17	5.000%	1,500,000	1,666,695
Total			3,648,220
Municipal Power 8.2%
City of Riverside Electric Revenue Bonds Series 2008D (AGM) 10/01/23	5.000%	1,000,000	1,109,940
City of Santa Clara Refunding Revenue Bonds Series 2011A 07/01/29	5.375%	1,000,000	1,119,950
City of Vernon Electric System Revenue Bonds Series 2009A 08/01/21	5.125%	3,900,000	4,322,175
Imperial Irrigation District Refunding Revenue Bonds Systems Series 2008 11/01/21	5.250%	2,500,000	2,870,475
Series 2011D 11/01/22	5.000%	2,860,000	3,328,268
11/01/23	5.000%	1,040,000	1,191,954
Los Angeles Department of Water & Power Revenue Bonds Power System Series 2009B 07/01/23	5.250%	2,000,000	2,370,440
Subordinated Series 2007A-1 (AMBAC) 07/01/19	5.000%	1,000,000	1,132,210
Sacramento Municipal Utility District Revenue Bonds Series 2008U (AGM) 08/15/21	5.000%	1,500,000	1,723,590
State of California Department of Water Resources Revenue Bonds Series 2005G-11 05/01/18	5.000%	2,000,000	2,315,440
Tuolumne Wind Project Authority Revenue Bonds Tuolumne Co. Project Series 2009 01/01/22	5.000%	1,000,000	1,125,000
Walnut Energy Center Authority Revenue Bonds Series 2004A (AMBAC) 01/01/16	5.000%	2,055,000	2,063,035
Total			24,672,477

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Bond Issue 0.8%
Long Beach Bond Finance Authority Refunding Revenue Bonds Aquarium of the Pacific Series 2012 11/01/27	5.000%	2,210,000	2,436,260
Ports 2.0%
Los Angeles Harbor Department Revenue Bonds Series 2009A 08/01/23	5.250%	2,000,000	2,358,020
Port of Oakland Refunding Revenue Bonds Intermediate Lien Series 2007B (NPFGC) 11/01/29	5.000%	1,165,000	1,280,195
San Diego Unified Port District Refunding Revenue Bonds Series 2013A 09/01/27	5.000%	1,000,000	1,122,770
09/01/28	5.000%	1,100,000	1,230,394
Total			5,991,379
Prepaid Gas 0.8%
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/29	6.125%	2,000,000	2,453,480
Refunded/Escrowed 3.7%
Bay Area Infrastructure Financing Authority Prerefunded 08/01/14 Revenue Bonds State Payment Acceleration Notes Series 2006 (NPFGC) 08/01/17	5.000%	2,000,000	2,024,380
Bay Area Toll Authority Prerefunded 04/01/16 Revenue Bonds San Francisco Bay Area Series 2006F (FHLMC/FNMA) 04/01/22	5.000%	1,100,000	1,197,647
California Health Facilities Financing Authority Revenue Bonds Insured Episcopal Home Series 2010B Escrowed to Maturity 02/01/19	5.100%	615,000	684,858
California Infrastructure & Economic Development Bank Prerefunded 02/01/15 Revenue Bonds California Independent System Operator Series 2009A 02/01/22	5.250%	1,900,000	1,972,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California State Public Works Board Prerefunded 04/01/15 Revenue Bonds University California Institute Project Series 2005C 04/01/16	5.000%	1,000,000	1,044,160
Revenue Bonds Various University of California Projects Series 2005D Escrowed to Maturity 05/01/15	5.000%	1,000,000	1,048,160
City of Newport Beach Prerefunded 12/01/21 Revenue Bonds Hoag Memorial Hospital Presbyterian Series 2011 12/01/30	5.875%	1,000,000	1,280,170
Los Alamitos Unified School District Unlimited General Obligation Bonds School Facilities Improvement BAN Series 2011 Escrowed to Maturity(b) 09/01/16	0.000%	2,000,000	1,982,000
Total			11,233,955
Retirement Communities 3.0%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2011 07/01/24	5.375%	2,795,000	3,050,547
Revenue Bonds Casa de Las Campanas, Inc. Series 2010 09/01/15	4.000%	1,020,000	1,059,433
Episcopal Senior Communities Series 2012B 07/01/21	5.000%	1,000,000	1,088,070
California Health Facilities Financing Authority Revenue Bonds Insured California Nevada-Methodist Series 2006 07/01/26	5.000%	1,000,000	1,071,170
California Statewide Communities Development Authority Refunding Revenue Bonds Episcopal Communities and Services Series 2012 05/15/27	5.000%	1,520,000	1,621,749
Revenue Bonds Insured Redwoods Project Series 2013I 11/15/28	5.000%	1,000,000	1,082,060
Total			8,973,029

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 2.4%
State of California Unlimited General Obligation Refunding Bonds Series 2009A 07/01/18	5.000%	3,000,000	3,491,490
Virgin Islands Public Finance Authority(c) Refunding Revenue Bonds Series 2013B 10/01/24	5.000%	1,740,000	1,972,360
Revenue Bonds Matching Fund Loan-Senior Lien Series 2010A 10/01/20	5.000%	1,490,000	1,686,471
Total			7,150,321
Special Property Tax 7.3%
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/23	5.000%	1,070,000	1,171,875
County of El Dorado Refunding Special Tax Bonds Community Facilities District No. 92-1 Series 2012 09/01/26	5.000%	630,000	690,461
09/01/27	5.000%	805,000	878,432
Culver City Redevelopment Finance Authority Refunding Tax Allocation Bonds Series 1993 (AMBAC) 11/01/14	5.500%	385,000	389,620
Fontana Public Finance Authority Tax Allocation Bonds Subordinated Lien-North Fontana Redevelopment Series 2005A (AMBAC) 10/01/20	5.000%	1,515,000	1,588,568
Glendale Redevelopment Agency Refunding Tax Allocation Bonds Central Glendale Redevelopment Subordinated Series 2013 (AGM) 12/01/21	5.000%	755,000	881,546
Inglewood Redevelopment Agency Refunding Tax Allocation Bonds Merged Redevelopment Project Series 1998A (AMBAC) 05/01/17	5.250%	1,425,000	1,540,881
La Quinta Redevelopment Agency Refunding Tax Allocation Bonds Redevelopment Project Subordinated Series 2013A 09/01/30	5.000%	1,500,000	1,615,830

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Long Beach Bond Finance Authority Tax Allocation Bonds Industrial Redevelopment Project Areas Series 2002B (AMBAC) 11/01/19	5.500%	1,070,000	1,249,589
Oakland Redevelopment Successor Agency Refunding Tax Allocation Bonds Subordinated Series 2013 09/01/22	5.000%	2,000,000	2,288,240
Poway Unified School District Special Tax Bonds Community Facilities District No. 6-4S Ranch Series 2012 09/01/28	5.000%	1,785,000	1,955,432
09/01/29	5.000%	1,205,000	1,311,016
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Project Series 2014A 08/01/29	5.000%	225,000	243,365
08/01/30	5.000%	175,000	187,913
San Francisco Redevelopment Projects Series 2009B 08/01/18	5.000%	1,255,000	1,380,776
Santa Clara Redevelopment Agency Tax Allocation Bonds Capital Appreciation-Bayshore North Project Series 2011(b) 06/01/14	0.000%	1,005,000	1,004,309
Sulphur Springs Union School District Refunding Special Tax Bonds Community Facilities District No. 2002-1-SE Series 2012 09/01/28	5.000%	1,050,000	1,153,414
09/01/29	5.000%	1,180,000	1,288,230
Tustin Community Redevelopment Agency Tax Allocation Bonds MCAS-Tustin Redevelopment Project Area Series 2010 09/01/25	5.000%	1,250,000	1,332,687
Total			22,152,184
State Appropriated 6.6%
California State Public Works Board Refunding Revenue Bonds Various Capital Projects Series 2012G 11/01/28	5.000%	1,500,000	1,672,410
Revenue Bonds Department General Services Series 2006A 04/01/28	5.000%	1,000,000	1,042,530
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Department of Corrections and Rehabilitation Series 2014C 10/01/22	5.000%	1,925,000	2,281,087
Department of General Services-Butterfeld State Series 2005A 06/01/15	5.000%	1,200,000	1,261,800
Series 2014A 09/01/31	5.000%	3,000,000	3,329,580
Various Capital Projects Series 2011A 10/01/20	5.000%	2,000,000	2,356,420
Series 2013I 11/01/28	5.250%	3,000,000	3,455,370
Subordinated Series 2009I-1 11/01/17	5.000%	2,000,000	2,284,560
Subordinated Series 2010A-1 03/01/22	5.250%	2,000,000	2,318,540
Total			20,002,297
State General Obligation 6.9%
State of California Unlimited General Obligation Bonds Series 2010 11/01/24	5.000%	5,000,000	5,801,250
Various Purpose Series 2007 12/01/26	5.000%	2,000,000	2,205,340
Series 2009 04/01/26	5.625%	2,000,000	2,349,300
10/01/29	5.250%	1,500,000	1,698,885
Series 2011 10/01/19	5.000%	4,000,000	4,735,120
Unlimited General Obligation Refunding Bonds Series 2007 08/01/18	5.000%	3,750,000	4,208,513
Total			20,998,408
Tobacco 0.4%
Golden State Tobacco Securitization Corp. Asset-Backed Revenue Bonds Series 2005A (AMBAC) 06/01/14	5.000%	1,250,000	1,254,918
Turnpike/Bridge/Toll Road 1.1%
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Subordinated Series 2014B-3(d) 01/15/53	5.500%	3,000,000	3,397,230
Water & Sewer 7.7%
City of Fresno Sewer System Revenue Bonds Series 2008A 09/01/23	5.000%	1,000,000	1,148,440

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Los Angeles Wastewater System Refunding Revenue Bonds Series 2009A 06/01/25	5.750%	2,000,000	2,348,480
Clovis Public Financing Authority Revenue Bonds Series 2007 (AMBAC) 08/01/21	5.000%	1,000,000	1,062,490
Kern County Water Agency Improvement District No. 4 Certificate of Participation Series 2008A 05/01/22	5.000%	2,020,000	2,223,414
Oxnard Financing Authority Revenue Bonds Project Series 2006 06/01/31	5.000%	4,315,000	4,448,377
Redwood Trunk Sewer & Headworks Series 2004A (NPFGC) 06/01/29	5.000%	2,000,000	2,001,540
Sacramento County Sanitation Districts Financing Authority Revenue Bonds County Sanitation District 1 Series 2005 (NPFGC) 08/01/22	5.000%	1,500,000	1,582,380
Sacramento Regional County Sanitation Series 2006 (NPFGC) 12/01/17	5.000%	1,000,000	1,090,850
San Diego Public Facilities Financing Authority Refunding Revenue Bonds Senior Series 2009B 05/15/25	5.250%	1,500,000	1,745,970
Series 2010A 08/01/24	5.000%	2,000,000	2,328,040

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Semitropic Improvement District Refunding Revenue Bonds Series 2012-A 12/01/23	5.000%	2,850,000	3,309,163
Total			23,289,144
Total Municipal Bonds (Cost: $261,060,009)			282,111,520

Municipal Short Term 0.4%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Disposal 0.4%
California Pollution Control Financing Authority Revenue Bonds Republic Services VRDN Series 2010B(a)(d)(e) 08/01/24	0.350%	1,250,000	1,250,000
Total Municipal Short Term (Cost: $1,250,000)			1,250,000

Money Market Funds 5.8%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(f)	17,692,734	17,692,734
Total Money Market Funds (Cost: $17,692,734)		17,692,734
Total Investments (Cost: $280,002,743)		301,054,254
Other Assets & Liabilities, Net		1,858,128
Net Assets		302,912,382

Notes to Portfolio of Investments

(a)  Represents a security purchased on a when-issued or delayed delivery basis.

(b)  Zero coupon bond.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2014, the value of these securities amounted to $3,658,831 or 1.21% of net assets.

(d)  Variable rate security.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the value of these securities amounted to $1,250,000 or 0.41% of net assets.

(f)  The rate shown is the seven-day current annualized yield at April 30, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Notes to Portfolio of Investments (continued)

Abbreviation Legend

AGM   Assured Guaranty Municipal Corporation

AMBAC   Ambac Assurance Corporation

BAN   Bond Anticipation Note

FHLMC   Federal Home Loan Mortgage Corporation

FNMA   Federal National Mortgage Association

NPFGC   National Public Finance Guarantee Corporation

VRDN   Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia California Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	282,111,520	—	282,111,520
Total Bonds	—	282,111,520	—	282,111,520
Short-Term Securities
Municipal Short Term	—	1,250,000	—	1,250,000
Total Short-Term Securities	—	1,250,000	—	1,250,000
Mutual Funds
Money Market Funds	17,692,734	—	—	17,692,734
Total Mutual Funds	17,692,734	—	—	17,692,734
Total	17,692,734	283,361,520	—	301,054,254

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia California Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
(identified cost $280,002,743)	$301,054,254
Receivable for:
Capital shares sold	916,688
Interest	3,665,253
Expense reimbursement due from Investment Manager	1,812
Prepaid expenses	752
Total assets	305,638,759
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,595,513
Capital shares purchased	194,638
Dividend distributions to shareholders	781,413
Investment management fees	3,302
Distribution and/or service fees	480
Transfer agent fees	47,526
Administration fees	571
Compensation of board members	69,929
Other expenses	33,005
Total liabilities	2,726,377
Net assets applicable to outstanding capital stock	$302,912,382
Represented by
Paid-in capital	$284,291,453
Excess of distributions over net investment income	(51,814)
Accumulated net realized loss	(2,378,768)
Unrealized appreciation (depreciation) on:
Investments	21,051,511
Total — representing net assets applicable to outstanding capital stock	$302,912,382

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia California Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2014

Class A
Net assets	$33,140,098
Shares outstanding	3,179,442
Net asset value per share	$10.42
Maximum offering price per share(a)	$10.77
Class B
Net assets	$26,624
Shares outstanding	2,554
Net asset value per share	$10.42
Class C
Net assets	$9,252,669
Shares outstanding	888,256
Net asset value per share	$10.42
Class R4
Net assets	$51,697
Shares outstanding	4,976
Net asset value per share	$10.39
Class R5
Net assets	$340,685
Shares outstanding	32,858
Net asset value per share	$10.37
Class Z
Net assets	$260,100,609
Shares outstanding	25,013,556
Net asset value per share	$10.40

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia California Intermediate Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2014

Net investment income
Income:
Dividends	$733
Interest	11,160,399
Total income	11,161,132
Expenses:
Investment management fees	1,163,315
Distribution and/or service fees
Class A	74,210
Class B	202
Class C	90,675
Transfer agent fees
Class A	56,825
Class B	39
Class C	17,381
Class R4	7
Class R5	42
Class Z	483,021
Administration fees	201,539
Compensation of board members	23,540
Custodian fees	2,862
Printing and postage fees	29,380
Registration fees	25,183
Professional fees	33,622
Other	29,966
Total expenses	2,231,809
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(651,807)
Expense reductions	(40)
Total net expenses	1,579,962
Net investment income	9,581,170
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(2,226,103)
Net realized loss	(2,226,103)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,035,349)
Net change in unrealized appreciation (depreciation)	(6,035,349)
Net realized and unrealized loss	(8,261,452)
Net increase in net assets resulting from operations	$1,319,718

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia California Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013(a)(b)
Operations
Net investment income	$9,581,170	$9,576,446
Net realized gain (loss)	(2,226,103)	130,925
Net change in unrealized appreciation (depreciation)	(6,035,349)	5,447,610
Net increase in net assets resulting from operations	1,319,718	15,154,981
Distributions to shareholders
Net investment income
Class A	(921,325)	(739,053)
Class B	(477)	(311)
Class C	(213,531)	(136,370)
Class R4	(122)	(9)
Class R5	(2,943)	(39)
Class Z	(8,442,772)	(8,700,664)
Total distributions to shareholders	(9,581,170)	(9,576,446)
Increase (decrease) in net assets from capital stock activity	(7,554,167)	33,602,163
Total increase (decrease) in net assets	(15,815,619)	39,180,698
Net assets at beginning of year	318,728,001	279,547,303
Net assets at end of year	$302,912,382	$318,728,001
Excess of distributions over net investment income	$(51,814)	$(65,425)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia California Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	1,717,006	17,569,379	2,152,204	22,901,982
Distributions reinvested	71,345	731,002	49,555	525,977
Redemptions	(1,361,863)	(13,919,575)	(1,375,792)	(14,598,606)
Net increase	426,488	4,380,806	825,967	8,829,353
Class B shares
Subscriptions	1,425	14,559	1,581	16,726
Distributions reinvested	1	11	1	5
Redemptions(c)	(700)	(7,026)	—	—
Net increase	726	7,544	1,582	16,731
Class C shares
Subscriptions	455,004	4,626,484	371,838	3,939,604
Distributions reinvested	10,883	111,377	4,547	48,259
Redemptions	(327,675)	(3,348,280)	(45,191)	(481,299)
Net increase	138,212	1,389,581	331,194	3,506,564
Class R4 shares
Subscriptions	4,736	49,099	237	2,500
Distributions reinvested	2	16	1	7
Net increase	4,738	49,115	238	2,507
Class R5 shares
Subscriptions	32,623	333,474	235	2,500
Distributions reinvested	275	2,834	1	7
Redemptions	(276)	(2,841)	—	—
Net increase	32,622	333,467	236	2,507
Class Z shares
Subscriptions	6,985,515	71,643,063	7,435,604	78,699,497
Distributions reinvested	121,320	1,239,928	117,521	1,244,577
Redemptions	(8,497,884)	(86,597,671)	(5,551,453)	(58,699,573)
Net increase (decrease)	(1,391,049)	(13,714,680)	2,001,672	21,244,501
Total net increase (decrease)	(788,263)	(7,554,167)	3,160,889	33,602,163

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia California Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,						Year Ended March 31,
Class A	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.68		$10.47		$10.37		$9.65		$9.72		$9.34
Income from investment operations:
Net investment income	0.32		0.32		0.03		0.32		0.31		0.32
Net realized and unrealized gain (loss)	(0.26)		0.21		0.10		0.72		(0.07)		0.39
Total from investment operations	0.06		0.53		0.13		1.04		0.24		0.71
Less distributions to shareholders:
Net investment income	(0.32)		(0.32)		(0.03)		(0.32)		(0.31)		(0.32)
Net realized gains	—		—		—		—		—		(0.01)
Total distributions to shareholders	(0.32)		(0.32)		(0.03)		(0.32)		(0.31)		(0.33)
Net asset value, end of period	$10.42		$10.68		$10.47		$10.37		$9.65		$9.72
Total return	0.64%		5.12%		1.22%		10.87%		2.48%		7.65%
Ratios to average net assets(b)
Total gross expenses	0.96%		0.96%		1.00	%(c)	1.00%		0.94%		0.90%
Total net expenses(d)	0.74	%(e)	0.73	%(e)	0.73	%(c)	0.74	%(e)	0.80	%(e)	0.79	%(e)
Net investment income	3.10%		3.01%		3.11	%(c)	3.13%		3.14%		3.34%
Supplemental data
Net assets, end of period (in thousands)	$33,140		$29,398		$20,180		$18,858		$11,613		$14,059
Portfolio turnover	12%		8%		0%		9%		26%		25%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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21

Columbia California Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,					Year Ended March 31,
Class B	2014		2013	2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.68		$10.47	$10.37		$9.64		$9.71		$9.34
Income from investment operations:
Net investment income	0.24		0.24	0.02		0.25		0.24		0.25
Net realized and unrealized gain (loss)	(0.26)		0.21	0.10		0.71		(0.07)		0.37
Total from investment operations	(0.02)		0.45	0.12		0.96		0.17		0.62
Less distributions to shareholders:
Net investment income	(0.24)		(0.24)	(0.02)		(0.23)		(0.24)		(0.24)
Net realized gains	—		—	—		—		—		(0.01)
Total distributions to shareholders	(0.24)		(0.24)	(0.02)		(0.23)		(0.24)		(0.25)
Net asset value, end of period	$10.42		$10.68	$10.47		$10.37		$9.64		$9.71
Total return	(0.11%)		4.34%	1.16%		10.04%		1.72%		6.74%
Ratios to average net assets(b)
Total gross expenses	1.71%		1.70%	1.78	%(c)	1.96%		1.69%		1.65%
Total net expenses(d)	1.49	%(e)	1.48%	1.48	%(c)	1.56	%(e)	1.55	%(e)	1.54	%(e)
Net investment income	2.36%		2.26%	2.38	%(c)	2.53%		2.41%		2.58%
Supplemental data
Net assets, end of period (in thousands)	$27		$20	$3		$3		$144		$218
Portfolio turnover	12%		8%	0%		9%		26%		25%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia California Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class C	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.67		$10.47		$10.37		$9.64		$9.72		$9.35
Income from investment operations:
Net investment income	0.24		0.24		0.02		0.24		0.24		0.25
Net realized and unrealized gain (loss)	(0.25)		0.20		0.10		0.73		(0.08)		0.37
Total from investment operations	(0.01)		0.44		0.12		0.97		0.16		0.62
Less distributions to shareholders:
Net investment income	(0.24)		(0.24)		(0.02)		(0.24)		(0.24)		(0.24)
Net realized gains	—		—		—		—		—		(0.01)
Total distributions to shareholders	(0.24)		(0.24)		(0.02)		(0.24)		(0.24)		(0.25)
Net asset value, end of period	$10.42		$10.67		$10.47		$10.37		$9.64		$9.72
Total return	(0.02%)		4.24%		1.16%		10.15%		1.61%		6.74%
Ratios to average net assets(b)
Total gross expenses	1.71%		1.71%		1.75	%(c)	1.73%		1.69%		1.65%
Total net expenses(d)	1.49	%(e)	1.48	%(e)	1.48	%(c)	1.49	%(e)	1.55	%(e)	1.54	%(e)
Net investment income	2.35%		2.25%		2.36	%(c)	2.38%		2.42%		2.55%
Supplemental data
Net assets, end of period (in thousands)	$9,253		$8,004		$4,384		$4,223		$1,599		$1,875
Portfolio turnover	12%		8%		0%		9%		26%		25%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia California Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.64		$10.54
Income from investment operations:
Net investment income	0.34		0.04
Net realized and unrealized gain (loss)	(0.25)		0.10
Total from investment operations	0.09		0.14
Less distributions to shareholders:
Net investment income	(0.34)		(0.04)
Total distributions to shareholders	(0.34)		(0.04)
Net asset value, end of period	$10.39		$10.64
Total return	0.98%		1.32%
Ratios to average net assets(b)
Total gross expenses	0.70%		0.56	%(c)
Total net expenses(d)	0.49	%(e)	0.44	%(c)
Net investment income	3.46%		3.27	%(c)
Supplemental data
Net assets, end of period (in thousands)	$52		$3
Portfolio turnover	12%		8%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia California Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.63	$10.63
Income from investment operations:
Net investment income	0.35	0.16
Net realized and unrealized gain (loss)	(0.26)	0.01
Total from investment operations	0.09	0.17
Less distributions to shareholders:
Net investment income	(0.35)	(0.17)
Total distributions to shareholders	(0.35)	(0.17)
Net asset value, end of period	$10.37	$10.63
Total return	0.98%	1.57%
Ratios to average net assets(b)
Total gross expenses	0.58%	0.50	%(c)
Total net expenses(d)	0.40%	0.39	%(c)
Net investment income	3.47%	3.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$341	$3
Portfolio turnover	12%	8%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia California Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class Z	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.65		$10.45		$10.35		$9.63		$9.70		$9.33
Income from investment operations:
Net investment income	0.34		0.35		0.03		0.34		0.34		0.34
Net realized and unrealized gain (loss)	(0.25)		0.20		0.10		0.72		(0.07)		0.38
Total from investment operations	0.09		0.55		0.13		1.06		0.27		0.72
Less distributions to shareholders:
Net investment income	(0.34)		(0.35)		(0.03)		(0.34)		(0.34)		(0.34)
Net realized gains	—		—		—		—		—		(0.01)
Total distributions to shareholders	(0.34)		(0.35)		(0.03)		(0.34)		(0.34)		(0.35)
Net asset value, end of period	$10.40		$10.65		$10.45		$10.35		$9.63		$9.70
Total return	0.98%		5.29%		1.24%		11.16%		2.74%		7.82%
Ratios to average net assets(b)
Total gross expenses	0.71%		0.71%		0.75	%(c)	0.74%		0.69%		0.65%
Total net expenses(d)	0.49	%(e)	0.48	%(e)	0.48	%(c)	0.50	%(e)	0.55	%(e)	0.54	%(e)
Net investment income	3.35%		3.27%		3.35	%(c)	3.39%		3.43%		3.56%
Supplemental data
Net assets, end of period (in thousands)	$260,101		$281,301		$254,981		$252,647		$217,024		$211,046
Portfolio turnover	12%		8%		0%		9%		26%		25%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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26

Columbia California Intermediate Municipal Bond Fund

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia California Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

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Columbia California Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2014 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2014 was 0.07% of the Fund's average daily net assets.

Annual Report 2014
28

Columbia California Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2014, other expenses paid to this company were $2,085.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended April 30, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.19
Class R5	0.05
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, these minimum account balance fees reduced total expenses by $40.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $61,239 for Class A and $932 for Class C shares for the year ended April 30, 2014.

Annual Report 2014
29

Columbia California Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	September 1, 2013 through August 31, 2014	Prior to September 1, 2013
Class A	0.74%	0.73%
Class B	1.49	1.48
Class C	1.49	1.48
Class R4	0.49	0.48
Class R5	0.40	0.39
Class Z	0.49	0.48

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$13,611
Accumulated net realized loss	11,158
Paid-in capital	(24,769)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Ordinary income	$18,539	$18,179
Tax-exempt income	9,562,631	9,558,267
Total	$9,581,170	$9,576,446

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$799,440
Capital loss carryforwards	(2,378,768)
Net unrealized appreciation	21,051,511

At April 30, 2014, the cost of investments for federal income tax purposes was $280,002,743 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$21,258,257
Unrealized depreciation	(206,746)
Net unrealized appreciation	$21,051,511

The following capital loss carryforwards, determined at April 30, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	10,109
Unlimited short-term	2,323,351
Unlimited long-term	45,308
Total	2,378,768

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Annual Report 2014
30

Columbia California Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $34,896,581 and $55,372,071, respectively, for the year ended April 30, 2014.

Note 6. Shareholder Concentration

At April 30, 2014, one unaffiliated shareholder of record owned 75.2 % of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended April 30, 2014.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or

Annual Report 2014
31

Columbia California Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
32

Columbia California Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia California Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Intermediate Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

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33

Columbia California Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.81%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2014
34

Columbia California Intermediate Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

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Columbia California Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
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Columbia California Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
37

Columbia California Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
38

Columbia California Intermediate Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
39

Columbia California Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
40

Columbia California Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia California Intermediate Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
41

Columbia California Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio (after considering proposed voluntaryexpense caps/waivers) approximated the peer universe's median expense ratio. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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42

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Annual Report 2014
44

Columbia California Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
45

Columbia California Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN122_04_D01_(06/14)

Annual Report

April 30, 2014

Columbia Maryland Intermediate Municipal Bond Fund
(renamed Columbia AMT-Free Maryland Intermediate Muni Bond Fund, effective July 7, 2014)

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Maryland Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Approval of Investment Management Services Agreement	35
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Maryland Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Maryland Intermediate Municipal Bond Fund (the Fund) Class A shares returned -0.16% excluding sales charges for the 12-month period that ended April 30, 2014. Class Z shares of the Fund returned 0.09% for the same time period.

>  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 0.97% for the 12-month period.

>  The Fund's state general obligation bonds, modest exposure to Puerto Rico and maturity positioning detracted from results.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	09/01/90
Excluding sales charges		-0.16	4.12	3.27
Including sales charges		-3.37	3.45	2.93
Class B	06/08/93
Excluding sales charges		-0.90	3.35	2.51
Including sales charges		-3.81	3.35	2.51
Class C	06/17/92
Excluding sales charges		-0.90	3.35	2.49
Including sales charges		-1.87	3.35	2.49
Class R4*	03/19/13	0.08	4.18	3.30
Class Z	09/01/90	0.09	4.38	3.52
Barclays 3-15 Year Blend Municipal Bond Index		0.97	4.91	4.71

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Maryland Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2004 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Maryland Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Maryland Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

Effective July 7, 2014, the Fund will be renamed Columbia AMT-Free Maryland Intermediate Muni Bond Fund.

For the 12-month period that ended April 30, 2014, the Fund's Class A shares returned -0.16% excluding sales charges. Class Z shares of the Fund returned 0.09% for the same time period. The Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, gained 0.97%. The Fund's state general obligation bonds, modest exposure to Puerto Rico and maturity positioning detracted from results.

Stable Economic Growth

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.2%. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. In December 2013, the Fed announced that it would take a measured approach to tapering its monthly bond-buying program, beginning in January 2014. Further tapering commenced in February, March and April. Against this backdrop of generally positive economic news, bonds lost some ground as interest rates moved higher. Nevertheless, the municipal market managed a modestly positive return for the period.

A Challenging Environment for the Municipal Market

Municipal yields followed Treasury yields higher from the beginning of the period, in April 2013, through early September. A rapid selloff in the wake of climbing yields sent municipal bond fund shares downward, causing heavy selling pressure, which persisted through the end of the calendar year. The environment improved in the first four months of 2014. Fund outflows slowed, state and local revenues improved, demand for shorter-maturity municipal bonds remained strong and new issuance declined sharply. Through April, new bond issuance was down by 30% compared to the same period in 2013, and refunding volume has dropped by more than 50%. For the 12 months covered by this report, the best returns came from bonds with two- to four-year maturities. Ten-year maturities were the worst performers. Generally speaking, lower quality bonds generated slightly higher returns than higher quality bonds.

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2014)
AAA rating	10.7
AA rating	47.8
A rating	19.7
BBB rating	18.1
Non-investment grade	1.8
Not rated	1.9
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in this Fund, including market risk, credit risk, interest rate risk prepayment and extension risk and state-specific municipal securities risk. In general, bond prices rise when interest rates fall and vice versa. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called 'high-yield' or 'junk' bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. See the Fund's prospectus for information on these and other risks associated with Fund. Income from tax-exempt funds may be subject to state and local taxes. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales.

Annual Report 2014
4

Columbia Maryland Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

Contributors and Detractors

The Fund's holdings in the three- to eight-year maturity range outperformed the benchmark. Pre-refunded bonds also added to returns relative to the benchmark. Pre-refunded bonds are high quality and generally shorter in maturity. They are issued to pre-fund older callable bonds at lower rates for the issuer. The proceeds from the new issues are invested in Treasury securities and used to repay the original bond at its original call date. Housing and hospital bonds, which represented 25% of the portfolio, returned more than 2.0% for the Fund. Non-rated bonds, particularly continuing care retirement community issues, generated strong results.

The Fund had more exposure to the eight- to 12- year maturity range, which detracted from results, and was under weight in 12- to 17-year maturities, which outperformed late in the period. State general obligation bonds were also a small drag on results. A single position in Puerto Rico electric bonds generated negative results for the Fund and was sold before the end of the period.

Maryland's Long-Term Outlook Brightens

Last year's federal government shutdown and sequestation were a significant drag on Maryland's economy. Moody's Analytics estimates that the federal government shutdown cost the state $15 million per day. However, the new budget eases the drag of sequestation and alleviates some uncertainty going forward. Private sector employment also shows signs of life. The state's well established cybersecurity industry stands to benefit from increased global demand. In the long term, we expect Maryland to track the U.S. economy once federal government payrolls establish some stability.

Looking Ahead

So far, we believe 2014 is lining up to be a better year for the municipal market than 2013. More recent overall returns have been better than they were in 2013, especially for longer-term municipal bonds. Even though we currently expect interest rates to continue to rise gradually through the end of 2014, we believe that the taxable equivalent yield on municipals is still attractive to investors who are subject to higher federal tax rates. In this environment, we have currently positioned the Fund with neutral duration relative to the benchmark and with greater emphasis on securities rated A and BBB, which we believe have the potential to offer more value in an environment of slow but improving economic growth.

Annual Report 2014
5

Columbia Maryland Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.50	1,020.78	4.06	4.06	0.81
Class B	1,000.00	1,000.00	1,019.70	1,017.06	7.81	7.80	1.56
Class C	1,000.00	1,000.00	1,019.70	1,017.06	7.81	7.80	1.56
Class R4	1,000.00	1,000.00	1,024.70	1,022.02	2.81	2.81	0.56
Class Z	1,000.00	1,000.00	1,024.70	1,022.02	2.81	2.81	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Maryland Intermediate Municipal Bond Fund

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 1.3%
Maryland Environmental Service Revenue Bonds Mid Shore II Regional Landfill Series 2011 11/01/24	5.000%	1,030,000	1,158,966
Higher Education 2.6%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Maryland Institute College of Art Series 2012 06/01/29	5.000%	1,000,000	1,068,470
Notre Dame of Maryland University Series 2012 10/01/32	5.000%	1,000,000	1,042,510
Morgan State University Refunding Revenue Bonds Series 2012 07/01/30	5.000%	150,000	165,300
Total			2,276,280
Hospital 11.7%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Carroll Hospital Series 2012A 07/01/26	5.000%	1,210,000	1,331,629
07/01/27	5.000%	1,000,000	1,092,730
FHA Insured Mortgage-Western Health Series 2006 01/01/20	5.000%	1,450,000	1,555,125
Johns Hopkins Health System Series 2012 07/01/28	5.000%	1,000,000	1,126,930
Johns Hopkins Health System Series 2013C 05/15/33	5.000%	1,500,000	1,669,395
MedStar Health Series 2011 08/15/22	5.000%	1,620,000	1,838,700
Peninsula Regional Medical Center Series 2006 07/01/26	5.000%	1,500,000	1,605,750
Total			10,220,259

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Investor Owned 3.4%
Maryland Economic Development Corp. Refunding Revenue Bonds Potomac Series 2009 09/01/22	6.200%	2,500,000	2,950,450
Local Appropriation 2.7%
City of Baltimore Refunding Certificate of Participation Series 2010A 10/01/17	5.000%	1,500,000	1,699,275
Howard County Housing Commission Revenue Bonds Roger Carter Recreation Center Project Series 2011 06/01/26	5.000%	585,000	648,250
Total			2,347,525
Local General Obligation 12.7%
City of Baltimore Unlimited General Obligation Bonds Consolidated Public Improvement Series 2008A (AGM) 10/15/22	5.000%	2,000,000	2,303,420
County of Anne Arundel General Obligation Limited Notes Consolidated General Improvement Series 2006 03/01/18	5.000%	1,500,000	1,624,335
County of Baltimore Unlimited General Obligation Bonds Consolidated Public Improvement Series 2008 02/01/18	5.000%	1,000,000	1,149,860
County of Frederick Unlimited General Obligation Refunding Bonds Public Facilities Series 2006 11/01/18	5.250%	2,005,000	2,362,071
11/01/21	5.250%	2,500,000	3,060,125
County of Prince George's Limited General Obligation Refunding & Public Improvement Bonds Series 2011B 09/15/20	5.000%	500,000	601,260
Total			11,101,071

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Maryland Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multi-Family 6.2%
Maryland Economic Development Corp. Refunding Revenue Bonds Morgan State University Project Senior Series 2012 07/01/20	4.000%	550,000	579,970
University of Maryland-Baltimore County Project Series 2006 (XLCA) 07/01/20	5.000%	600,000	623,460
University of Maryland-College Park Projects Series 2006 (AGCP) 06/01/19	5.000%	1,000,000	1,074,100
Revenue Bonds Salisbury University Project Series 2012 06/01/27	5.000%	1,100,000	1,147,498
Senior Revenue Bonds Towson University Project Series 2007A 07/01/24	5.250%	1,185,000	1,243,930
Towson University Project Series 2012 07/01/27	5.000%	700,000	748,342
Total			5,417,300
Municipal Power 0.3%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	220,000	252,208
Other Bond Issue 3.8%
County of Montgomery Revenue Bonds Department of Liquor Control Series 2009A 04/01/22	5.000%	2,055,000	2,319,355
Maryland Community Development Administration Revenue Bonds Capital Fund Securitization Series 2003 (AGM) 07/01/21	4.400%	1,000,000	1,001,620
Total			3,320,975
Other Industrial Development Bond 1.7%
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010 09/01/25	5.750%	1,425,000	1,524,593

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pool/Bond Bank 1.3%
Maryland Water Quality Financing Administration Revolving Loan Fund Revenue Bonds Series 2008A 03/01/23	5.000%	1,000,000	1,136,270
Refunded/Escrowed 5.5%
City of Baltimore Prerefunded 07/01/16 Revenue Bonds Wastewater Projects Series 2006C (AMBAC) 07/01/18	5.000%	1,125,000	1,238,726
Revenue Bonds Water Project Series 1994A Escrowed to Maturity (FGIC) 07/01/24	5.000%	1,400,000	1,695,736
County of Baltimore Prerefunded 09/01/16 Revenue Bonds Catholic Health Initiatives Series 2006A 09/01/26	5.000%	1,500,000	1,658,280
Maryland State Transportation Authority Revenue Bonds Series 1978 Escrowed to Maturity 07/01/16	6.800%	235,000	252,606
Total			4,845,348
Retirement Communities 6.3%
City of Gaithersburg Refunding Revenue Bonds Asbury Obligation Series 2009B 01/01/23	6.000%	1,250,000	1,370,300
County of Baltimore Revenue Bonds Oak Crest Village Incorporate Facility Series 2007A 01/01/22	5.000%	1,045,000	1,091,628
01/01/27	5.000%	2,000,000	2,056,700
Maryland Health & Higher Educational Facilities Authority Revenue Bonds King Farm Presbyterian Community Series 2007A 01/01/27	5.250%	1,000,000	1,008,340
Total			5,526,968
Single Family 1.8%
Maryland Community Development Administration Revenue Bonds Residential Series 2010B 09/01/30	5.125%	1,500,000	1,587,780

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Maryland Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 7.6%
State of Maryland Department of Transportation Revenue Bonds Series 2008 02/15/22	5.000%	3,125,000	3,551,688
Series 2009 06/15/21	4.000%	1,495,000	1,660,960
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	350,000	363,986
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan-Senior Lien Series 2010A(a) 10/01/17	5.000%	1,000,000	1,102,140
Total			6,678,774
Special Property Tax 4.1%
Anne Arundel County Consolidated District Special Tax Refunding Bonds Villages of Dorchester & Farmington Series 2013 07/01/23	5.000%	225,000	260,937
07/01/24	5.000%	500,000	574,660
County of Frederick Special Tax Bonds Urbana Community Development Authority Series 2010A 07/01/25	5.000%	2,500,000	2,740,525
Total			3,576,122
State Appropriated 4.2%
Maryland Economic Development Corp. Refunding Revenue Bonds Department of Transportation Headquarters Series 2010 06/01/22	4.500%	2,675,000	3,111,105
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2006A 12/15/19	5.250%	500,000	588,290
Total			3,699,395
State General Obligation 5.9%
State of Maryland Unlimited General Obligation Bonds State & Local Facilities 1st Series 2009C 03/01/21	5.000%	1,500,000	1,754,190

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State & Local Facilities-Capital Improvement 1st Series 2003A 03/01/17	5.250%	3,000,000	3,392,340
Total			5,146,530
Transportation 4.0%
Washington Metropolitan Area Transit Authority Revenue Bonds Transit Series 2009 07/01/23	5.250%	3,000,000	3,469,890
Turnpike/Bridge/Toll Road 2.7%
Maryland State Transportation Authority Revenue Bonds Series 2009A 07/01/22	5.000%	2,000,000	2,321,880
Water & Sewer 7.7%
City of Baltimore Revenue Bonds Wastewater Projects Series 2007D (AMBAC) 07/01/19	5.000%	1,250,000	1,408,125
Series 2008A (AGM) 07/01/21	5.000%	1,250,000	1,429,950
Maryland Water Quality Financing Administration Revolving Loan Fund Revenue Bonds Series 2008 03/01/21	5.000%	2,500,000	2,836,675
Washington Suburban Sanitary Commission Unlimited General Obligation Refunding & Public Improvement Bonds Series 2009 06/01/21	4.000%	1,000,000	1,108,870
Total			6,783,620
Total Municipal Bonds (Cost: $79,299,490)			85,342,204

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Maryland Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Money Market Funds 1.6%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(b)	1,368,449	1,368,449
Total Money Market Funds (Cost: $1,368,449)		1,368,449
Total Investments (Cost: $80,667,939)		86,710,653
Other Assets & Liabilities, Net		796,090
Net Assets		87,506,743

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2014, the value of these securities amounted to $1,718,334 or 1.96% of net assets.

(b)  The rate shown is the seven-day current annualized yield at April 30, 2014.

Abbreviation Legend

AGCP  Assured Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Maryland Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	85,342,204	—	85,342,204
Total Bonds	—	85,342,204	—	85,342,204
Mutual Funds
Money Market Funds	1,368,449	—	—	1,368,449
Total Mutual Funds	1,368,449	—	—	1,368,449
Total	1,368,449	85,342,204	—	86,710,653

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Maryland Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
(identified cost $80,667,939)	$86,710,653
Receivable for:
Capital shares sold	84,564
Interest	1,101,740
Expense reimbursement due from Investment Manager	618
Prepaid expenses	637
Total assets	87,898,212
Liabilities
Payable for:
Capital shares purchased	10,533
Dividend distributions to shareholders	226,310
Investment management fees	957
Distribution and/or service fees	219
Transfer agent fees	14,931
Administration fees	167
Compensation of board members	107,626
Other expenses	30,726
Total liabilities	391,469
Net assets applicable to outstanding capital stock	$87,506,743
Represented by
Paid-in capital	$83,549,554
Undistributed net investment income	238,451
Accumulated net realized loss	(2,323,976)
Unrealized appreciation (depreciation) on:
Investments	6,042,714
Total — representing net assets applicable to outstanding capital stock	$87,506,743

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Maryland Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2014
Class A
Net assets	$20,972,746
Shares outstanding	1,941,758
Net asset value per share	$10.80
Maximum offering price per share(a)	$11.16
Class B
Net assets	$92,504
Shares outstanding	8,558
Net asset value per share	$10.81
Class C
Net assets	$2,666,465
Shares outstanding	246,838
Net asset value per share	$10.80
Class R4
Net assets	$10,104
Shares outstanding	936
Net asset value per share(b)	$10.80
Class Z
Net assets	$63,764,924
Shares outstanding	5,902,682
Net asset value per share	$10.80

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Maryland Intermediate Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2014

Net investment income
Income:
Dividends	$300
Interest	3,961,513
Total income	3,961,813
Expenses:
Investment management fees	423,881
Distribution and/or service fees
Class A	54,662
Class B	995
Class C	25,789
Transfer agent fees
Class A	42,882
Class B	195
Class C	5,051
Class R4	6
Class Z	160,303
Administration fees	74,179
Compensation of board members	25,859
Custodian fees	1,833
Printing and postage fees	21,300
Registration fees	25,241
Professional fees	31,976
Other	25,170
Total expenses	919,322
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(244,382)
Expense reductions	(60)
Total net expenses	674,880
Net investment income	3,286,933
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	34,332
Net realized gain	34,332
Net change in unrealized appreciation (depreciation) on:
Investments	(4,767,002)
Net change in unrealized appreciation (depreciation)	(4,767,002)
Net realized and unrealized loss	(4,732,670)
Net decrease in net assets from operations	$(1,445,737)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Maryland Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013(a)
Operations
Net investment income	$3,286,933	$4,120,471
Net realized gain	34,332	807,967
Net change in unrealized appreciation (depreciation)	(4,767,002)	290,144
Net increase (decrease) in net assets resulting from operations	(1,445,737)	5,218,582
Distributions to shareholders
Net investment income
Class A	(643,382)	(649,382)
Class B	(2,171)	(2,810)
Class C	(56,542)	(55,899)
Class R4	(95)	(8)
Class Z	(2,584,743)	(3,412,373)
Total distributions to shareholders	(3,286,933)	(4,120,472)
Increase (decrease) in net assets from capital stock activity	(44,693,945)	(2,058,975)
Total decrease in net assets	(49,426,615)	(960,865)
Net assets at beginning of year	136,933,358	137,894,223
Net assets at end of year	$87,506,743	$136,933,358
Undistributed net investment income	$238,451	$238,451

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Maryland Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	141,386	1,520,318	152,890	1,699,702
Distributions reinvested	19,255	206,011	15,799	175,887
Redemptions	(352,147)	(3,751,151)	(278,163)	(3,087,446)
Net decrease	(191,506)	(2,024,822)	(109,474)	(1,211,857)
Class B shares
Subscriptions	51	547	91	1,011
Distributions reinvested	152	1,624	158	1,761
Redemptions(b)	(2,341)	(24,948)	(4,547)	(50,615)
Net decrease	(2,138)	(22,777)	(4,298)	(47,843)
Class C shares
Subscriptions	72,895	778,361	65,891	734,385
Distributions reinvested	4,373	46,796	4,386	48,835
Redemptions	(94,158)	(1,005,515)	(61,867)	(687,787)
Net increase (decrease)	(16,890)	(180,358)	8,410	95,433
Class R4 shares
Subscriptions	710	7,600	226	2,500
Distributions reinvested	(1)	(6)	1	6
Net increase	709	7,594	227	2,506
Class Z shares
Subscriptions	393,787	4,210,648	1,552,156	17,291,699
Distributions reinvested	15,083	161,405	14,787	164,665
Redemptions	(4,386,820)	(46,845,635)	(1,650,796)	(18,353,578)
Net decrease	(3,977,950)	(42,473,582)	(83,853)	(897,214)
Total net decrease	(4,187,775)	(44,693,945)	(188,988)	(2,058,975)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Maryland Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,						Year Ended March 31,
Class A	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.14		$11.05		$10.96		$10.41		$10.53		$10.08
Income from investment operations:
Net investment income	0.32		0.30		0.03		0.33		0.34		0.34
Net realized and unrealized gain (loss)	(0.34)		0.09		0.09		0.55		(0.12)		0.45
Total from investment operations	(0.02)		0.39		0.12		0.88		0.22		0.79
Less distributions to shareholders:
Net investment income	(0.32)		(0.30)		(0.03)		(0.33)		(0.34)		(0.34)
Total distributions to shareholders	(0.32)		(0.30)		(0.03)		(0.33)		(0.34)		(0.34)
Net asset value, end of period	$10.80		$11.14		$11.05		$10.96		$10.41		$10.53
Total return	(0.16%)		3.58%		1.05%		8.55%		2.05%		7.93%
Ratios to average net assets(b)
Total gross expenses	1.05%		1.01%		1.05	%(c)	1.03%		0.97%		0.94%
Total net expenses(d)	0.81	%(e)	0.81	%(e)	0.80	%(c)	0.80	%(e)	0.80	%(e)	0.79	%(e)
Net investment income	2.94%		2.72%		2.83	%(c)	3.07%		3.18%		3.26%
Supplemental data
Net assets, end of period (in thousands)	$20,973		$23,767		$24,781		$24,708		$23,454		$27,423
Portfolio turnover	2%		15%		1%		7%		11%		23%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Maryland Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class B	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.15		$11.06		$10.97		$10.42		$10.54		$10.09
Income from investment operations:
Net investment income	0.23		0.22		0.02		0.25		0.26		0.27
Net realized and unrealized gain (loss)	(0.34)		0.09		0.09		0.55		(0.12)		0.45
Total from investment operations	(0.11)		0.31		0.11		0.80		0.14		0.72
Less distributions to shareholders:
Net investment income	(0.23)		(0.22)		(0.02)		(0.25)		(0.26)		(0.27)
Total distributions to shareholders	(0.23)		(0.22)		(0.02)		(0.25)		(0.26)		(0.27)
Net asset value, end of period	$10.81		$11.15		$11.06		$10.97		$10.42		$10.54
Total return	(0.90%)		2.81%		0.99%		7.73%		1.30%		7.13%
Ratios to average net assets(b)
Total gross expenses	1.79%		1.75%		1.80	%(c)	1.81%		1.72%		1.69%
Total net expenses(d)	1.56	%(e)	1.56	%(e)	1.55	%(c)	1.55	%(e)	1.55	%(e)	1.54	%(e)
Net investment income	2.18%		1.96%		2.08	%(c)	2.34%		2.43%		2.56%
Supplemental data
Net assets, end of period (in thousands)	$93		$119		$166		$164		$371		$929
Portfolio turnover	2%		15%		1%		7%		11%		23%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Maryland Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class C	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.14		$11.05		$10.96		$10.41		$10.53		$10.08
Income from investment operations:
Net investment income	0.24		0.22		0.02		0.25		0.26		0.26
Net realized and unrealized gain (loss)	(0.34)		0.09		0.09		0.55		(0.12)		0.45
Total from investment operations	(0.10)		0.31		0.11		0.80		0.14		0.71
Less distributions to shareholders:
Net investment income	(0.24)		(0.22)		(0.02)		(0.25)		(0.26)		(0.26)
Total distributions to shareholders	(0.24)		(0.22)		(0.02)		(0.25)		(0.26)		(0.26)
Net asset value, end of period	$10.80		$11.14		$11.05		$10.96		$10.41		$10.53
Total return	(0.90%)		2.81%		0.99%		7.74%		1.29%		7.12%
Ratios to average net assets(b)
Total gross expenses	1.80%		1.76%		1.80	%(c)	1.78%		1.72%		1.69%
Total net expenses(d)	1.56	%(e)	1.56	%(e)	1.55	%(c)	1.55	%(e)	1.55	%(e)	1.54	%(e)
Net investment income	2.19%		1.96%		2.09	%(c)	2.33%		2.42%		2.49%
Supplemental data
Net assets, end of period (in thousands)	$2,666		$2,939		$2,822		$2,838		$3,705		$3,269
Portfolio turnover	2%		15%		1%		7%		11%		23%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Maryland Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$11.14		$11.06
Income from investment operations:
Net investment income	0.34		0.04
Net realized and unrealized gain (loss)	(0.34)		0.08
Total from investment operations	—		0.12
Less distributions to shareholders:
Net investment income	(0.34)		(0.04)
Total distributions to shareholders	(0.34)		(0.04)
Net asset value, end of period	$10.80		$11.14
Total return	0.08%		1.06%
Ratios to average net assets(b)
Total gross expenses	0.81%		0.71	%(c)
Total net expenses(d)	0.56	%(e)	0.55	%(c)
Net investment income	3.24%		2.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10		$3
Portfolio turnover	2%		15%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Maryland Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,						Year Ended March 31,
Class Z	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.14		$11.05		$10.96		$10.41		$10.53		$10.09
Income from investment operations:
Net investment income	0.34		0.33		0.03		0.36		0.36		0.37
Net realized and unrealized gain (loss)	(0.34)		0.09		0.09		0.55		(0.11)		0.44
Total from investment operations	—		0.42		0.12		0.91		0.25		0.81
Less distributions to shareholders:
Net investment income	(0.34)		(0.33)		(0.03)		(0.36)		(0.37)		(0.37)
Total distributions to shareholders	(0.34)		(0.33)		(0.03)		(0.36)		(0.37)		(0.37)
Net asset value, end of period	$10.80		$11.14		$11.05		$10.96		$10.41		$10.53
Total return	0.09%		3.84%		1.07%		8.82%		2.31%		8.09%
Ratios to average net assets(b)
Total gross expenses	0.79%		0.76%		0.80	%(c)	0.77%		0.72%		0.69%
Total net expenses(d)	0.56	%(e)	0.56	%(e)	0.55	%(c)	0.55	%(e)	0.55	%(e)	0.54	%(e)
Net investment income	3.17%		2.96%		3.07	%(c)	3.31%		3.43%		3.52%
Supplemental data
Net assets, end of period (in thousands)	$63,765		$110,105		$110,126		$109,482		$103,031		$131,234
Portfolio turnover	2%		15%		1%		7%		11%		23%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Maryland Intermediate Municipal Bond Fund

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia Maryland Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

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Columbia Maryland Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2014 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2014 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2014, other expenses paid to this company were $1,692.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

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23

Columbia Maryland Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, these minimum account balance fees reduced total expenses by $60.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $4,881 for Class A and $807 for Class C shares for the year ended April 30, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2014
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction

Annual Report 2014
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Columbia Maryland Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net realized loss	$237,225
Paid-in capital	(237,225)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Tax-exempt income	$3,228,969	$3,961,933
Ordinary income	57,964	158,539
Total	3,286,933	4,120,472

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$572,324
Capital loss carryforwards	(2,323,976)
Net unrealized appreciation	6,042,714

At April 30, 2014, the cost of investments for federal income tax purposes was $80,667,939 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$6,130,508
Unrealized depreciation	(87,794)
Net unrealized appreciation	6,042,714

The following capital loss carryforwards, determined at April 30, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	511
2017	2,323,465
Total	2,323,976

For the year ended April 30, 2014, $34,332 of capital loss carryforward was utilized and $237,225 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,630,365 and $44,099,961, respectively, for the year ended April 30, 2014.

Note 6. Shareholder Concentration

At April 30, 2014, one unaffiliated shareholder of record owned 83.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing.

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Columbia Maryland Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended April 30, 2014.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
26

Columbia Maryland Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Maryland Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Maryland Intermediate Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

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Columbia Maryland Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Exempt-Interest Dividends	98.24%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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Columbia Maryland Intermediate Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

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Columbia Maryland Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
30

Columbia Maryland Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
31

Columbia Maryland Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
32

Columbia Maryland Intermediate Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
33

Columbia Maryland Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
34

Columbia Maryland Intermediate Municipal Bond Fund

Approval of Investment Management
Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Maryland Intermediate Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
35

Columbia Maryland Intermediate Municipal Bond Fund

Approval of Investment Management
Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe's median expense ratio. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
36

Columbia Maryland Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
37

Columbia Maryland Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN190_04_D01_(06/14)

Annual Report

April 30, 2014

Columbia North Carolina Intermediate Municipal Bond Fund

(renamed Columbia AMT-Free North Carolina Intermediate Muni Bond Fund, effective July 7, 2014)

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia North Carolina Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	28
Federal Income Tax Information	29
Trustees and Officers	30
Approval of Investment Management Services Agreement	36
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia North Carolina Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia North Carolina Intermediate Municipal Bond Fund (the Fund) Class A shares returned -0.22% excluding sales charges for the 12-month period that ended April 30, 2014. Class Z shares of the Fund returned 0.03% for the same time period.

>  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 0.97% for the 12-month period.

>  The Fund's modest position in Puerto Rican bonds and its education and local general obligation bonds detracted from results, as all three generated negative returns for the period.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	12/14/92
Excluding sales charges		-0.22	4.25	3.45
Including sales charges		-3.48	3.57	3.11
Class B	06/07/93
Excluding sales charges		-0.96	3.45	2.67
Including sales charges		-3.87	3.45	2.67
Class C	12/16/92
Excluding sales charges		-0.96	3.48	2.68
Including sales charges		-1.93	3.48	2.68
Class R4 *	03/19/13	0.03	4.49	3.70
Class Z	12/11/92	0.03	4.49	3.70
Barclays 3-15 Year Blend Municipal Bond Index		0.97	4.91	4.71

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia North Carolina Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2004 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia North Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia North Carolina Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

Effective July 7, 2014, the Fund will be renamed Columbia AMT-Free North Carolina Intermediate Muni Bond Fund.

For the 12-month period that ended April 30, 2014, the Fund's Class A shares returned -0.22% excluding sales charges. Class Z shares of the Fund returned 0.03% for the same time period. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 0.97% for the 12-month period. The Fund's modest position in Puerto Rican bonds and its education and local general obligation bonds detracted from results, as all three generated negative returns for the period.

Stable Economic Growth

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.2%. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. In December 2013, the Fed announced that it would take a measured approach to tapering its monthly bond-buying program, beginning in January 2014. Further tapering commenced in February, March and April. Against this backdrop of generally positive economic news, bonds lost some ground as interest rates moved higher. Nevertheless, the municipal market managed a modestly positive return for the period.

A Challenging Environment for the Municipal Market

Municipal yields followed Treasury yields higher from the beginning of the period through early September 2013. A rapid selloff in the wake of climbing yields sent municipal bond fund shares downward, causing heavy selling pressure, which persisted through the end of the calendar year. The environment improved in the first four months of 2014. Fund outflows slowed, state and local revenues improved, demand for shorter-maturity municipal bonds remained strong and new issuance declined sharply. Through April, new bond issuance was down by 30% compared to the same period in 2013, and refunding volume has dropped by more than 50%. For the 12 months covered by this report, the best returns came from bonds with two- to four-year maturities. Ten-year maturities were the worst performers. Generally speaking, lower quality bonds generated slightly higher returns than higher quality bonds.

Contributors and Detractors

The Fund had a heavy weight in pre-refunded bonds, which performed well during the period. Pre-refunded bonds are high quality and generally shorter in maturity. They are issued to pre-fund older callable bonds at lower rates for the issuer. The proceeds from the new issues are invested in Treasury securities and used to repay the original bond at its original call date. Two Fund issuers

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2014)
AAA rating	14.9
AA rating	48.0
A rating	21.9
BBB rating	9.5
Not rated	5.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in this Fund, including market risk, credit risk, interest rate risk prepayment and extension risk and state-specific municipal securities risk. In general, bond prices rise when interest rates fall and vice versa. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called 'high-yield' or 'junk' bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. See the Fund's prospectus for information on these and other risks associated with Fund. Income from tax-exempt funds may be subject to state and local taxes. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales.

Annual Report 2014
4

Columbia North Carolina Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

refunded their debt to its first call price, which generated a substantial improvement in price. Albemarle Hospital, a non-rated issue, generated a return of more than 8.0%. Electric revenue bonds, where the Fund's exposure is more than 10%, also generated returns higher than the index. An underweight in bonds rated AAA was positive for the Fund, as higher quality bonds underperformed.

During the period, we did well to decrease the Fund's exposure to lower coupon bonds. As interest rates rose in 2013, these bonds were weak performers as the market feared they would trade below par and that they had the potential to be subject to additional tax consequences.

The Fund's maturity positioning generated mixed results. Exposure to the two- to six-year range aided results because the Fund's holdings did better than the benchmark's holdings of similar maturities. In addition, the Fund's holdings in the eight- to 12-year range, which were weak for the benchmark, were solid for the Fund. However, the Fund's holdings in the six- to eight-year range were weak, dragged down by a small position in Puerto Rican bonds, which were sold near the end of the period.

North Carolina Recovery Advances at Moderate Pace

Unusually cold weather early in 2014 weighed on job growth in North Carolina. And it could take the state longer to recover from the last recession, as the downturn it endured was more severe than the nation overall. Yet, we currently believe North Carolina's long-term prospects are bright. The housing market recovery has been steady. A new federally subsidized manufacturing innovation institute aims to boost technology-driven manufacturing. The introduction of the Park Center in the Research Triangle of Raleigh, Durham and Chapel Hill, also figures to attract more companies to the region. However, the state has cut budgets for university, community college and public schools, which could weaken the state's ability to attract companies whose employees seek quality educational resources for their families.

Looking Ahead

So far, we believe 2014 is lining up to be a better year for the municipal market than 2013. Overall returns have been better than they were in 2013, especially for longer-term municipal bonds. Even though we expect interest rates to continue to rise gradually through the end of 2014, we presently believe at this time that the taxable equivalent yield on municipal bonds is still attractive to investors who are subject to higher federal tax rates. In this environment, we have currently positioned the Fund with neutral duration relative to the benchmark and greater emphasis on securities rated A and BBB, which we believe have the potential to offer more value in an environment of slow but improving economic growth.

Annual Report 2014
5

Columbia North Carolina Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.10	1,020.78	4.06	4.06	0.81
Class B	1,000.00	1,000.00	1,019.30	1,017.06	7.81	7.80	1.56
Class C	1,000.00	1,000.00	1,019.30	1,017.06	7.81	7.80	1.56
Class R4	1,000.00	1,000.00	1,024.40	1,022.02	2.81	2.81	0.56
Class Z	1,000.00	1,000.00	1,024.40	1,022.02	2.81	2.81	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia North Carolina Intermediate Municipal Bond Fund

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 2.1%
Raleigh Durham Airport Authority Refunding Revenue Bonds Series 2010A 05/01/23	5.000%	3,000,000	3,483,420
Higher Education 4.7%
Appalachian State University Refunding Revenue Bonds Series 2005 (NPFGC) 07/15/21	5.000%	790,000	830,124
North Carolina Capital Facilities Finance Agency Revenue Bonds Meredith College Series 2008 06/01/31	6.000%	1,000,000	1,069,610
Wake Forest University Series 2009 01/01/26	5.000%	1,000,000	1,143,640
University of North Carolina System Revenue Bonds General Trust Indenture Series 2009B 10/01/17	4.250%	1,000,000	1,108,430
Series 2008A 10/01/22	5.000%	2,000,000	2,271,940
University of North Carolina at Charlotte Revenue Bonds Series 2014 04/01/30	5.000%	1,000,000	1,145,520
Total			7,569,264
Hospital 8.8%
Charlotte-Mecklenburg Hospital Authority (The) Refunding Revenue Bonds Carolinas Health Care System Group Series 2007A (AGM) 01/15/20	5.000%	1,550,000	1,707,371
Series 2008A 01/15/24	5.250%	2,000,000	2,220,140
Series 2009A 01/15/21	5.000%	1,000,000	1,126,870
North Carolina Medical Care Commission Refunding Revenue Bonds Novant Health Obligation Group Series 2013 11/01/24	5.000%	530,000	602,637
Southeastern Regional Medical Center Series 2012 06/01/26	5.000%	1,000,000	1,094,010
Vidant Health Series 2012A 06/01/25	5.000%	1,500,000	1,670,820

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Duke University Health System Series 2012A 06/01/32	5.000%	1,000,000	1,105,990
Moses Cone Health System Series 2011 10/01/20	5.000%	3,215,000	3,735,444
Northern Hospital District of Surry County Revenue Bonds Series 2008 10/01/24	5.750%	1,000,000	1,060,440
Total			14,323,722
Joint Power Authority 10.2%
North Carolina Eastern Municipal Power Agency Refunding Revenue Bonds Series 1993B (NPFGC) 01/01/22	6.000%	1,000,000	1,238,120
Series 1993B (NPFGC/IBC) 01/01/22	6.000%	3,000,000	3,712,020
Series 2005A (AMBAC) 01/01/20	5.250%	2,000,000	2,151,800
Series 2008A (AGM) 01/01/19	5.250%	1,500,000	1,711,605
Revenue Bonds Series 2009B 01/01/26	5.000%	2,250,000	2,460,015
North Carolina Municipal Power Agency No. 1 Refunding Revenue Bonds Series 2008A 01/01/17	5.250%	1,185,000	1,325,991
01/01/20	5.250%	2,000,000	2,244,660
Revenue Bonds Series 2009A 01/01/25	5.000%	1,500,000	1,715,460
Total			16,559,671
Local Appropriation 17.9%
City of Greenville Certificate of Participation Public Facilities & Equipment Project Series 2004 (AMBAC) 06/01/22	5.250%	2,180,000	2,189,156
City of Wilmington Refunding Certificate of Participation Series 2006A 06/01/17	5.000%	1,005,000	1,093,169
County of Buncombe Revenue Bonds Series 2012 06/01/28	5.000%	500,000	573,860
06/01/29	5.000%	1,000,000	1,139,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia North Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Cabarrus Certificate of Participation Installment Financing Contract Series 2008C 06/01/22	5.000%	1,545,000	1,756,634
County of Catawba Revenue Bonds Series 2011 10/01/22	5.000%	400,000	469,620
County of Chatham Certificate of Participation Series 2006 (AMBAC) 06/01/20	5.000%	1,065,000	1,157,730
County of Cumberland Refunding Certificate of Participation Improvement Projects Series 2009-B1 12/01/21	5.000%	2,775,000	3,201,101
County of Gaston Refunding Certificate of Participation Series 2005 (NPFGC) 12/01/15	5.000%	1,350,000	1,445,175
County of Harnett Certificate of Participation Series 2009 06/01/22	5.000%	1,880,000	2,096,971
County of Henderson Certificate of Participation Series 2006A (AMBAC) 06/01/16	5.000%	1,060,000	1,154,181
County of Mecklenburg Certificate of Participation Series 2009A 02/01/23	5.000%	1,000,000	1,114,140
County of Moore Revenue Bonds Series 2010 06/01/24	5.000%	1,635,000	1,832,295
County of New Hanover Refunding Certificate of Participation Series 2005B (AMBAC) 09/01/18	5.000%	1,755,000	2,039,363
County of Randolph Refunding Revenue Bonds Series 2013C 10/01/26	5.000%	1,500,000	1,766,865
County of Sampson Certificate of Participation Series 2006 (AGM) 06/01/16	5.000%	1,000,000	1,092,460

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Union Refunding Revenue Bonds Series 2012 12/01/24	5.000%	1,715,000	2,080,878
Jacksonville Public Facilities Corp. Limited Obligation Revenue Bonds Series 2012 04/01/26	5.000%	1,075,000	1,206,817
Orange County Public Facilities Co. Revenue Bonds Series 2012 10/01/24	5.000%	1,325,000	1,539,835
Total			28,949,800
Local General Obligation 5.9%
County of Cabarrus Unlimited General Obligation Bonds Public Improvement Series 2006 03/01/15	5.000%	1,000,000	1,039,760
03/01/16	5.000%	1,000,000	1,083,620
County of Iredell Unlimited General Obligation Bonds School Series 2006 02/01/19	5.000%	2,420,000	2,604,331
County of New Hanover Unlimited General Obligation Refunding Bonds Series 2009 12/01/17	5.000%	1,170,000	1,345,149
County of Stanly Unlimited General Obligation Refunding Bonds Series 2010 02/01/18	4.000%	1,500,000	1,669,605
County of Wake Unrefunded Unlimited General Obligation Public Improvement Bonds Series 2009 03/01/20	5.000%	1,565,000	1,828,781
Total			9,571,246
Municipal Power 1.1%
Greenville Utilities Commission Revenue Bonds Series 2008A (AGM) 11/01/18	5.000%	1,040,000	1,206,078
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	520,000	596,128
Total			1,802,206

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia North Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Bond Issue 0.7%
Durham County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds Research Triangle Institute Series 2010 02/01/18	4.000%	1,000,000	1,098,680
Ports 1.4%
North Carolina State Ports Authority Revenue Bonds Senior Lien Series 2010B 02/01/25	5.000%	2,000,000	2,192,440
Refunded/Escrowed 16.7%
Albemarle Hospital Authority Prerefunded 10/01/17 Revenue Bonds Series 2007 10/01/21	5.250%	2,000,000	2,295,200
10/01/27	5.250%	1,000,000	1,147,600
Appalachian State University Prerefunded 07/15/15 Revenue Bonds Series 2005 (NPFGC) 07/15/21	5.000%	695,000	735,449
County of Burke Prerefunded 04/01/16 Certificate of Participation Series 2006B (AMBAC) 04/01/18	5.000%	1,425,000	1,550,357
County of Craven Prerefunded 06/01/17 Certificate of Participation Series 2007 (NPFGC) 06/01/18	5.000%	2,825,000	3,196,911
06/01/19	5.000%	1,825,000	2,065,261
County of Wake Prerefunded 03/01/19 Unlimited General Obligation Bonds Public Improvement Series 2009 03/01/20	5.000%	935,000	1,105,497
Revenue Bonds Series 1993 Escrowed to Maturity (NPFGC) 10/01/26	5.125%	3,065,000	3,584,579
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/22 Revenue Bonds Series 1988A 01/01/26	6.000%	1,000,000	1,285,530
Revenue Bonds Series 1986A Escrowed to Maturity 01/01/17	5.000%	2,165,000	2,325,535

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Medical Care Commission Prerefunded 11/01/17 Revenue Bonds Wilson Medical Center Series 2007 11/01/19	5.000%	3,385,000	3,875,453
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2003AA Escrowed to Maturity (NPFGC)(a) 07/01/18	5.500%	3,360,000	3,980,424
Total			27,147,796
Retirement Communities 1.6%
North Carolina Medical Care Commission Refunding Revenue Bonds 1st Mortgage United Methodist Series 2013A 10/01/33	5.000%	1,595,000	1,552,796
1st Mortgage-Givens Estates Series 2007 07/01/16	5.000%	1,000,000	1,061,600
Total			2,614,396
Special Non Property Tax 1.4%
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	500,000	519,980
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan-Senior Lien Series 2010A(a) 10/01/20	5.000%	1,560,000	1,765,702
Total			2,285,682
State Appropriated 1.8%
North Carolina Infrastructure Finance Corp. Certificate of Participation Capital Improvement Series 2007A (AGM) 05/01/24	5.000%	2,570,000	2,857,249
Water & Sewer 21.8%
Cape Fear Public Utility Authority Revenue Bonds Series 2008 08/01/20	5.000%	1,000,000	1,149,330
City of Charlotte Revenue Bonds Series 2009B 07/01/25	5.000%	5,835,000	6,789,139

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia North Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer System Series 2008 07/01/23	5.000%	3,000,000	3,441,060
City of Concord Refunding Revenue Bonds Series 2008B 12/01/19	5.000%	1,500,000	1,755,090
City of Gastonia Refunding Revenue Bonds Combined Utilities System Series 2009 05/01/17	4.000%	1,205,000	1,320,824
City of Greensboro Refunding Revenue Bonds Series 2006 06/01/17	5.250%	2,000,000	2,278,420
06/01/22	5.250%	1,200,000	1,468,692
06/01/23	5.250%	2,000,000	2,470,200
City of High Point Revenue Bonds Series 2008 (AGM) 11/01/24	5.000%	1,000,000	1,156,170
11/01/25	5.000%	1,000,000	1,154,280
City of Raleigh Revenue Bonds Series 2006A 03/01/16	5.000%	1,500,000	1,627,260
Series 2011 03/01/27	5.000%	800,000	919,616
City of Thomasville Refunding Revenue Bonds Series 2012 05/01/24	4.000%	500,000	539,405
05/01/26	4.000%	860,000	911,996

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Winston-Salem Refunding Revenue Bonds Series 2007A 06/01/19	5.000%	3,000,000	3,373,560
Revenue Bonds Series 2009 06/01/23	5.000%	1,000,000	1,165,550
County of Brunswick Revenue Bonds Series 2008A 04/01/20	5.000%	1,915,000	2,179,768
04/01/22	5.000%	1,390,000	1,577,622
Total			35,277,982
Total Municipal Bonds (Cost: $143,618,807)			155,733,554

Money Market Funds 2.8%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(b)	4,585,560	4,585,560
Total Money Market Funds (Cost: $4,585,560)		4,585,560
Total Investments (Cost: $148,204,367)		160,319,114
Other Assets & Liabilities, Net		1,751,848
Net Assets		162,070,962

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2014, the value of these securities amounted to $6,862,234 or 4.23% of net assets.

(b)  The rate shown is the seven-day current annualized yield at April 30, 2014.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

IBC  Insurance Bond Certificate

NPFGC  National Public Finance Guarantee Corporation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia North Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia North Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	155,733,554	—	155,733,554
Total Bonds	—	155,733,554	—	155,733,554
Mutual Funds
Money Market Funds	4,585,560	—	—	4,585,560
Total Mutual Funds	4,585,560	—	—	4,585,560
Total	4,585,560	155,733,554	—	160,319,114

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia North Carolina Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
(identified cost $148,204,367)	$160,319,114
Receivable for:
Capital shares sold	263,156
Interest	2,139,068
Expense reimbursement due from Investment Manager	864
Prepaid expenses	680
Total assets	162,722,882
Liabilities
Payable for:
Capital shares purchased	86,602
Dividend distributions to shareholders	397,470
Investment management fees	1,773
Distribution and/or service fees	384
Transfer agent fees	26,250
Administration fees	310
Compensation of board members	107,541
Other expenses	31,590
Total liabilities	651,920
Net assets applicable to outstanding capital stock	$162,070,962
Represented by
Paid-in capital	$152,328,130
Undistributed net investment income	737,030
Accumulated net realized loss	(3,108,945)
Unrealized appreciation (depreciation) on:
Investments	12,114,747
Total — representing net assets applicable to outstanding capital stock	$162,070,962

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia North Carolina Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2014

Class A
Net assets	$27,796,541
Shares outstanding	2,619,561
Net asset value per share	$10.61
Maximum offering price per share(a)	$10.97
Class B
Net assets	$102,007
Shares outstanding	9,611
Net asset value per share	$10.61
Class C
Net assets	$7,015,237
Shares outstanding	661,313
Net asset value per share	$10.61
Class R4
Net assets	$1,736,885
Shares outstanding	163,865
Net asset value per share	$10.60
Class Z
Net assets	$125,420,292
Shares outstanding	11,830,486
Net asset value per share	$10.60

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia North Carolina Intermediate Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2014

Net investment income
Income:
Dividends	$545
Interest	6,430,743
Total income	6,431,288
Expenses:
Investment management fees	705,293
Distribution and/or service fees
Class A	75,372
Class B	1,142
Class C	72,913
Transfer agent fees
Class A	58,640
Class B	221
Class C	14,173
Class R4	1,308
Class Z	268,729
Administration fees	123,426
Compensation of board members	26,863
Custodian fees	2,292
Printing and postage fees	22,977
Registration fees	24,710
Professional fees	32,563
Other	27,565
Total expenses	1,458,187
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(321,351)
Total net expenses	1,136,836
Net investment income	5,294,452
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(432,106)
Net realized loss	(432,106)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,609,611)
Net change in unrealized appreciation (depreciation)	(6,609,611)
Net realized and unrealized loss	(7,041,717)
Net decrease in net assets from operations	$(1,747,265)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia North Carolina Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013(a)
Operations
Net investment income	$5,294,452	$6,075,124
Net realized gain (loss)	(432,106)	684,349
Net change in unrealized appreciation (depreciation)	(6,609,611)	1,382,384
Net increase (decrease) in net assets resulting from operations	(1,747,265)	8,141,857
Distributions to shareholders
Net investment income
Class A	(856,844)	(896,426)
Class B	(2,381)	(2,812)
Class C	(152,273)	(156,689)
Class R4	(21,441)	(8)
Class Z	(4,261,513)	(5,019,201)
Total distributions to shareholders	(5,294,452)	(6,075,136)
Increase (decrease) in net assets from capital stock activity	(40,397,421)	(12,989,822)
Total decrease in net assets	(47,439,138)	(10,923,101)
Net assets at beginning of year	209,510,100	220,433,201
Net assets at end of year	$162,070,962	$209,510,100
Undistributed net investment income	$737,030	$737,031

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia North Carolina Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	487,517	5,110,376	415,472	4,535,493
Distributions reinvested	62,988	661,759	60,476	660,647
Redemptions	(1,116,020)	(11,686,687)	(391,487)	(4,267,494)
Net increase (decrease)	(565,515)	(5,914,552)	84,461	928,646
Class B shares
Subscriptions	37	394	30	327
Distributions reinvested	189	1,985	203	2,217
Redemptions(b)	(3,351)	(35,161)	(4,533)	(49,446)
Net decrease	(3,125)	(32,782)	(4,300)	(46,902)
Class C shares
Subscriptions	124,421	1,309,987	162,353	1,776,448
Distributions reinvested	12,008	126,099	10,917	119,250
Redemptions	(268,833)	(2,806,963)	(138,462)	(1,513,574)
Net increase (decrease)	(132,404)	(1,370,877)	34,808	382,124
Class R4 shares
Subscriptions	182,189	1,914,667	230	2,500
Distributions reinvested	2,033	21,343	1	6
Redemptions	(20,588)	(214,599)	—	—
Net increase	163,634	1,721,411	231	2,506
Class Z shares
Subscriptions	2,519,806	26,520,764	2,478,489	27,074,501
Distributions reinvested	53,774	564,454	50,366	549,746
Redemptions	(5,911,569)	(61,885,839)	(3,838,774)	(41,880,443)
Net decrease	(3,337,989)	(34,800,621)	(1,309,919)	(14,256,196)
Total net decrease	(3,875,399)	(40,397,421)	(1,194,719)	(12,989,822)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia North Carolina Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,				Year Ended March 31,
Class A	2014	2013	2012(a)		2012	2011		2010
Per share data
Net asset value, beginning of period	$10.94	$10.84	$10.74		$10.13	$10.17		$9.79
Income from investment operations:
Net investment income	0.30	0.28	0.02		0.30	0.31		0.33
Net realized and unrealized gain (loss)	(0.33)	0.10	0.10		0.61	(0.04)		0.38
Total from investment operations	(0.03)	0.38	0.12		0.91	0.27		0.71
Less distributions to shareholders:
Net investment income	(0.30)	(0.28)	(0.02)		(0.30)	(0.31)		(0.33)
Total distributions to shareholders	(0.30)	(0.28)	(0.02)		(0.30)	(0.31)		(0.33)
Net asset value, end of period	$10.61	$10.94	$10.84		$10.74	$10.13		$10.17
Total return	(0.22%)	3.57%	1.15%		9.02%	2.61%		7.34%
Ratios to average net assets(b)
Total gross expenses	0.99%	0.97%	0.96	%(c)	1.00%	0.94%		0.91%
Total net expenses(d)	0.81%	0.80%	0.79	%(c)	0.79%	0.80	%(e)	0.78	%(e)
Net investment income	2.84%	2.59%	2.65	%(c)	2.80%	2.97%		3.27%
Supplemental data
Net assets, end of period (in thousands)	$27,797	$34,852	$33,601		$33,061	$31,731		$33,307
Portfolio turnover	3%	10%	1%		4%	16%		15%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia North Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class B	2014	2013	2012(a)		2012	2011		2010
Per share data
Net asset value, beginning of period	$10.94	$10.84	$10.74		$10.13	$10.17		$9.79
Income from investment operations:
Net investment income	0.22	0.20	0.02		0.22	0.23		0.26
Net realized and unrealized gain (loss)	(0.33)	0.10	0.10		0.59	(0.04)		0.38
Total from investment operations	(0.11)	0.30	0.12		0.81	0.19		0.64
Less distributions to shareholders:
Net investment income	(0.22)	(0.20)	(0.02)		(0.20)	(0.23)		(0.26)
Total distributions to shareholders	(0.22)	(0.20)	(0.02)		(0.20)	(0.23)		(0.26)
Net asset value, end of period	$10.61	$10.94	$10.84		$10.74	$10.13		$10.17
Total return	(0.96%)	2.80%	1.09%		8.07%	1.85%		6.55%
Ratios to average net assets(b)
Total gross expenses	1.74%	1.72%	1.71	%(c)	1.82%	1.69%		1.66%
Total net expenses(d)	1.56%	1.55%	1.54	%(c)	1.55%	1.55	%(e)	1.53	%(e)
Net investment income	2.09%	1.85%	1.90	%(c)	2.08%	2.22%		2.56%
Supplemental data
Net assets, end of period (in thousands)	$102	$139	$185		$183	$554		$1,260
Portfolio turnover	3%	10%	1%		4%	16%		15%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia North Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class C	2014	2013	2012(a)		2012	2011		2010
Per share data
Net asset value, beginning of period	$10.94	$10.83	$10.74		$10.13	$10.17		$9.79
Income from investment operations:
Net investment income	0.22	0.20	0.02		0.21	0.23		0.26
Net realized and unrealized gain (loss)	(0.33)	0.11	0.09		0.62	(0.04)		0.38
Total from investment operations	(0.11)	0.31	0.11		0.83	0.19		0.64
Less distributions to shareholders:
Net investment income	(0.22)	(0.20)	(0.02)		(0.22)	(0.23)		(0.26)
Total distributions to shareholders	(0.22)	(0.20)	(0.02)		(0.22)	(0.23)		(0.26)
Net asset value, end of period	$10.61	$10.94	$10.83		$10.74	$10.13		$10.17
Total return	(0.96%)	2.89%	0.99%		8.23%	1.84%		6.55%
Ratios to average net assets(b)
Total gross expenses	1.74%	1.72%	1.71	%(c)	1.74%	1.69%		1.66%
Total net expenses(d)	1.56%	1.55%	1.54	%(c)	1.54%	1.55	%(e)	1.53	%(e)
Net investment income	2.09%	1.84%	1.90	%(c)	2.03%	2.22%		2.54%
Supplemental data
Net assets, end of period (in thousands)	$7,015	$8,683	$8,222		$8,112	$5,270		$3,797
Portfolio turnover	3%	10%	1%		4%	16%		15%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia North Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R4	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.93	$10.85
Income from investment operations:
Net investment income	0.33	0.04
Net realized and unrealized gain (loss)	(0.33)	0.08
Total from investment operations	—	0.12
Less distributions to shareholders:
Net investment income	(0.33)	(0.04)
Total distributions to shareholders	(0.33)	(0.04)
Net asset value, end of period	$10.60	$10.93
Total return	0.03%	1.07%
Ratios to average net assets(b)
Total gross expenses	0.76%	0.60	%(c)
Total net expenses(d)	0.56%	0.52	%(c)
Net investment income	3.17%	2.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,737	$3
Portfolio turnover	3%	10%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia North Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class Z	2014	2013	2012(a)		2012	2011		2010
Per share data
Net asset value, beginning of period	$10.93	$10.83	$10.73		$10.12	$10.17		$9.79
Income from investment operations:
Net investment income	0.32	0.31	0.03		0.32	0.33		0.36
Net realized and unrealized gain (loss)	(0.32)	0.10	0.10		0.61	(0.05)		0.38
Total from investment operations	—	0.41	0.13		0.93	0.28		0.74
Less distributions to shareholders:
Net investment income	(0.33)	(0.31)	(0.03)		(0.32)	(0.33)		(0.36)
Total distributions to shareholders	(0.33)	(0.31)	(0.03)		(0.32)	(0.33)		(0.36)
Net asset value, end of period	$10.60	$10.93	$10.83		$10.73	$10.12		$10.17
Total return	0.03%	3.83%	1.17%		9.30%	2.76%		7.61%
Ratios to average net assets(b)
Total gross expenses	0.74%	0.72%	0.71	%(c)	0.74%	0.69%		0.66%
Total net expenses(d)	0.56%	0.55%	0.54	%(c)	0.54%	0.55	%(e)	0.53	%(e)
Net investment income	3.09%	2.84%	2.90	%(c)	3.05%	3.22%		3.54%
Supplemental data
Net assets, end of period (in thousands)	$125,420	$165,833	$178,425		$178,204	$160,427		$172,795
Portfolio turnover	3%	10%	1%		4%	16%		15%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia North Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia North Carolina Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2014
23

Columbia North Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2014 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2014 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2014, other expenses paid to this company were $1,845.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Annual Report 2014
24

Columbia North Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $17,943 for Class A and $5,528 for Class C shares for the year ended April 30, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2014
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,

Annual Report 2014
25

Columbia North Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, distributions, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1)
Accumulated net realized loss	(1)
Paid-in capital	2

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Ordinary income	$15,531	$15,423
Tax-exempt income	5,278,921	6,059,713
Total	$5,294,452	$6,075,136

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,216,204
Capital loss carryforwards	(3,081,754)
Unrealized appreciation	12,140,499

At April 30, 2014, the cost of investments for federal income tax purposes was $148,178,615 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$12,330,016
Unrealized depreciation	(189,517)
Net unrealized appreciation/depreciation	$12,140,499

The following capital loss carryforward, determined at April 30, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$2,649,648
Unlimited short-term	432,106
Total	$3,081,754

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $4,910,218 and $43,563,782, respectively, for the year ended April 30, 2014.

Note 6. Shareholder Concentration

At April 30, 2014, two unaffiliated shareholders of record owned 81.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR

Annual Report 2014
26

Columbia North Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended April 30, 2014.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
27

Columbia North Carolina Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia North Carolina Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia North Carolina Intermediate Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

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Columbia North Carolina Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.71%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2014
29

Columbia North Carolina Intermediate Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

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Columbia North Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

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Columbia North Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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32

Columbia North Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
33

Columbia North Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
34

Columbia North Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
35

Columbia North Carolina Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia North Carolina Intermediate Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
36

Columbia North Carolina Intermediate Municipal Bond Fund

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe's median expense ratio. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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Annual Report 2014
40

Columbia North Carolina Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia North Carolina Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN206_04_D01_(06/14)

Annual Report

April 30, 2014

Columbia South Carolina Intermediate Municipal Bond Fund

(renamed Columbia AMT-Free South Carolina Intermediate Muni Bond Fund, effective July 7, 2014)

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia South Carolina Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Approval of Investment Management Services Agreement	35
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia South Carolina Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia South Carolina Intermediate Municipal Bond Fund (the Fund) Class A shares returned -0.66% excluding sales charges for the 12-month period that ended April 30, 2014. Class Z shares of the Fund returned -0.32% for the same time period.

>  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 0.97% for the 12-month period.

>  The Fund's maturity positioning generally accounted for its shortfall relative to its benchmark.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	05/05/92
Excluding sales charges		-0.66	4.29	3.68
Including sales charges		-3.93	3.61	3.34
Class B	06/08/93
Excluding sales charges		-1.31	3.53	2.92
Including sales charges		-4.20	3.53	2.92
Class C	06/17/92
Excluding sales charges		-1.31	3.53	2.91
Including sales charges		-2.27	3.53	2.91
Class R4*	03/19/13	-0.32	4.56	3.94
Class Z	01/06/92	-0.32	4.56	3.94
Barclays 3-15 Year Blend Municipal Bond Index		0.97	4.91	4.71

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia South Carolina Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2004 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia South Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia South Carolina Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

Effective July 7, 2014, the Fund will be renamed Columbia AMT-Free South Carolina Intermediate Muni Bond Fund.

For the 12-month period that ended April 30, 2014, the Fund's Class A shares returned -0.66% excluding sales charges. Class Z shares of the Fund returned -0.32% for the same time period. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 0.97% for the 12-month period. The Fund's maturity positioning generally accounted for its shortfall relative to its benchmark. We shortened the Fund's duration, a measure of interest rate sensitivity, in response to rising interest rates and to meet redemptions. As a result, we missed some of the rally as rates stabilized then declined over the last four months of the period.

Stable Economic Growth

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.2%. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. In December 2013, the Fed announced that it would take a measured approach to tapering its monthly bond-buying program, beginning in January 2014. Further tapering commenced in February, March and April. Against this backdrop of generally positive economic news, bonds lost some ground as interest rates moved higher. Nevertheless, the municipal market managed a modestly positive return for the period.

A Challenging Environment for the Municipal Market

Municipal yields followed Treasury yields higher from the beginning of the reporting period through early September 2013. A rapid selloff in the wake of climbing yields sent municipal bond fund shares downward, causing heavy selling pressure, which persisted through the end of the calendar year. The environment improved in the first four months of 2014. Fund outflows slowed, state and local revenues improved, demand for shorter-maturity municipal bonds remained strong and new issuance declined sharply. Through April, new bond issuance was down by 30% compared to the same period in 2013, and refunding volume dropped by more than 50%. For the 12 months covered by this report, the best returns came from bonds with two- to four-year maturities. Ten-year maturities were the worst performers. Generally speaking, lower quality bonds generated slightly higher returns than higher quality bonds.

Contributors and Detractors

The Fund's holdings in the two- to six-year maturity range did better than their benchmark counterparts, which aided results even though the Fund was significantly underweight in the maturity segment. The Fund's electric revenue

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2014)
AAA rating	2.5
AA rating	40.0
A rating	49.8
BBB rating	4.7
Not rated	3.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in this Fund, including market risk, credit risk, interest rate risk prepayment and extension risk and state-specific municipal securities risk. In general, bond prices rise when interest rates fall and vice versa. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called 'high-yield' or 'junk' bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. See the Fund's prospectus for information on these and other risks associated with Fund. Income from tax-exempt funds may be subject to state and local taxes. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales.

Annual Report 2014
4

Columbia South Carolina Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

bonds also generated returns that were better than the benchmark. An underweight in issues rated AAA was also positive for the Fund, as higher quality names underperformed. These gains were more than offset by the impact of the Fund's maturity positioning. A heavier weight in eight- to 12-year maturities was a drag on performance as this was the worst performing area of the benchmark. An underweight in 12- to 17-year maturities was a source of underperformance as the market improved. The Fund had only one position in Puerto Rican bonds, but it was a drag on performance. It was sold near the end of the period. Education and local general obligation bonds were a source of underperformance as both experienced negative returns. Hospital credits, where the Fund was overweight, performed in line with the benchmark.

South Carolina's Economy Set to Outperform

South Carolina has kept pace with the nation's economic recovery. Job growth has been strong, and wage and salary growth has picked up. The performance of the leisure/hospitality sector has been stronger than expected. Overall, the state's unemployment rate is at a six-year low of 5.7%. In addition, the manufacturing sector is expected to remain an important part of the South Carolina economy, because of low labor costs, low unionization rates and the state's willingness to offer aggressive tax incentives to attract manufacturing business. The scaling back of federal sequestration also stands to benefit South Carolina more than other states. As a result, we currently expect South Carolina to outperform over the next several years. Health care and retail should be particularly robust. Long term, we believe a favorable business climate and strong population growth stand to make South Carolina an above-average outperformer.

Looking Ahead

So far, we believe 2014 is lining up to be a better year for the municipal market than 2013. More recent returns have been better than they were in 2013, especially for longer-term municipal bonds. Even though we presently expect interest rates to continue to rise gradually through the end of 2014, we believe that the taxable equivalent yield on municipals is still attractive to investors who are subject to higher federal tax rates. In this environment, we have currently positioned the Fund with neutral duration relative to the benchmark and with greater emphasis on issues rated A and BBB, which we believe have the potential to offer more value in an environment of slow but improving economic growth.

Annual Report 2014
5

Columbia South Carolina Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.50	1,020.78	4.06	4.06	0.81
Class B	1,000.00	1,000.00	1,019.70	1,017.06	7.81	7.80	1.56
Class C	1,000.00	1,000.00	1,019.70	1,017.06	7.81	7.80	1.56
Class R4	1,000.00	1,000.00	1,024.80	1,022.02	2.81	2.81	0.56
Class Z	1,000.00	1,000.00	1,024.80	1,022.02	2.81	2.81	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia South Carolina Intermediate Municipal Bond Fund

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 95.6%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 2.3%
County of Horry Revenue Bonds Series 2010A 07/01/18	5.000%	1,315,000	1,484,964
07/01/20	5.000%	1,150,000	1,318,371
Total			2,803,335
Higher Education 4.0%
Florence-Darlington Commission for Technical Education Revenue Bonds Series 2005A (NPFGC) 03/01/20	5.000%	1,905,000	1,971,275
University of South Carolina Revenue Bonds Moore School of Business Project Series 2012 05/01/26	5.000%	1,500,000	1,731,675
Series 2008A (AGM) 06/01/21	5.000%	1,060,000	1,207,912
Total			4,910,862
Hospital 17.6%
County of Charleston Revenue Bonds Care Alliance Health Services Series 1999A (AGM) 08/15/15	5.125%	2,000,000	2,110,120
County of Greenwood Refunding Revenue Bonds Self Regional Healthcare Series 2012B 10/01/27	5.000%	1,750,000	1,910,230
10/01/31	5.000%	2,000,000	2,167,020
Greenville Hospital System Board Refunding Revenue Bonds Series 2008A 05/01/21	5.250%	2,750,000	3,132,332
Lexington County Health Services District, Inc. Refunding Revenue Bonds Series 2007 11/01/17	5.000%	1,230,000	1,395,115
11/01/18	5.000%	1,000,000	1,121,760
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds Anmed Health Project Series 2010 02/01/17	5.000%	1,000,000	1,102,280
Palmetto Health Series 2005A (AGM) 08/01/21	5.250%	3,000,000	3,286,980

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Bon Secours Health System, Inc. Series 2013 11/01/20	5.000%	2,000,000	2,273,480
Kershaw County Medical Center Project Series 2008 09/15/25	5.500%	1,925,000	2,040,211
Spartanburg Regional Health Services District Revenue Bonds Series 2008A 04/15/19	5.000%	1,225,000	1,375,455
Total			21,914,983
Investor Owned 0.9%
County of Oconee Refunding Revenue Bonds Duke Power Co. Project Series 2009 02/01/17	3.600%	1,000,000	1,073,600
Joint Power Authority 8.4%
City of Easley Refunding Revenue Bonds Series 2011 (AGM) 12/01/28	5.000%	1,000,000	1,113,180
Piedmont Municipal Power Agency Refunding Revenue Bonds Series 2008A-3 (AGM) 01/01/17	5.000%	2,000,000	2,216,900
01/01/18	5.000%	3,050,000	3,458,913
South Carolina State Public Service Authority Refunding Revenue Bonds Series 2009A 01/01/28	5.000%	2,000,000	2,215,600
Revenue Bonds Series 2009B 01/01/24	5.000%	1,250,000	1,419,938
Total			10,424,531
Local Appropriation 23.4%
Berkeley County School District Revenue Bonds Securing Assets for Education Series 2006 12/01/20	5.000%	1,000,000	1,098,350
12/01/21	5.000%	2,000,000	2,191,320
12/01/22	5.000%	3,545,000	3,869,864
Charleston Educational Excellence Finance Corp. Revenue Bonds Charleston County School District Project Series 2006 12/01/19	5.000%	2,000,000	2,217,280

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia South Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of North Charleston Revenue Bonds Series 2012 06/01/29	5.000%	2,280,000	2,515,592
Dorchester County School District No. 2 Refunding Revenue Bonds Growth Installment Purchase Series 2013 12/01/27	5.000%	1,000,000	1,136,500
Fort Mill School Facilities Corp. Revenue Bonds Series 2006 12/01/17	5.000%	2,900,000	3,164,190
Greenville County School District Refunding Revenue Bonds Building Equity Sooner Tomorrow Series 2006 12/01/27	5.000%	1,300,000	1,412,203
Newberry Investing in Children's Education Revenue Bonds Newberry County School District Project Series 2005 12/01/15	5.250%	1,265,000	1,349,553
Scago Educational Facilities Corp. for Pickens School District Revenue Bonds Pickens County Project Series 2006 (AGM) 12/01/23	5.000%	5,000,000	5,458,200
12/01/24	5.000%	2,000,000	2,177,960
Sumter Two School Facilities, Inc. Refunding Revenue Bonds Sumter County School District No. 2 Series 2007 12/01/17	5.000%	1,000,000	1,131,520
Town of Hilton Head Island Revenue Bonds Series 2011A 06/01/23	5.000%	555,000	638,366
06/01/24	5.000%	580,000	662,053
Total			29,022,951
Local General Obligation 5.8%
Anderson County School District No. 4 Unlimited General Obligation Bonds Series 2006 (AGM) 03/01/19	5.250%	1,115,000	1,208,772
Beaufort County School District Unlimited General Obligation Bonds Series 2014B 03/01/23	5.000%	1,190,000	1,449,860

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Charleston Unlimited General Obligation Bonds Improvement Series 2009A 08/01/23	5.000%	2,000,000	2,338,460
Spartanburg County School District No. 7 Unlimited General Obligation Bonds Series 2001 03/01/18	5.000%	2,000,000	2,221,180
Total			7,218,272
Municipal Power 1.7%
City of Rock Hill Refunding Revenue Bonds Combined Utility System Series 2012A (AGM) 01/01/23	5.000%	1,560,000	1,810,520
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	315,000	361,116
Total			2,171,636
Ports 0.9%
South Carolina State Ports Authority Revenue Bonds Series 2010 07/01/23	5.250%	1,000,000	1,137,010
Prep School 0.4%
South Carolina Jobs-Economic Development Authority Revenue Bonds York Preparatory Academy Project Series 2014A 11/01/33	7.000%	500,000	513,835
Refunded/Escrowed 1.0%
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2003AA Escrowed to Maturity (NPFGC)(a) 07/01/18	5.500%	1,050,000	1,243,883
Resource Recovery 2.0%
Three Rivers Solid Waste Authority(b) Revenue Bonds Capital Appreciation-Landfill Gas Project Series 2007 10/01/24	0.000%	1,835,000	1,265,251
10/01/25	0.000%	1,835,000	1,200,879
Total			2,466,130

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia South Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 3.4%
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds 1st Mortgage-Episcopal Church Series 2007 04/01/15	5.000%	525,000	539,417
04/01/16	5.000%	600,000	631,974
1st Mortgage-Lutheran Homes Series 2007 05/01/16	5.000%	1,245,000	1,294,041
05/01/21	5.375%	1,650,000	1,707,931
Total			4,173,363
Single Family 0.5%
South Carolina State Housing Finance & Development Authority Revenue Bonds Series 2010-1 (GNMA/FNMA/FHLMC) 01/01/28	5.000%	610,000	659,148
Special Non Property Tax 3.6%
City of Greenville Improvement Refunding Bonds Series 2011 (AGM) 04/01/21	5.000%	1,290,000	1,502,231
City of Myrtle Beach Revenue Bonds Hospitality Fee Series 2014B 06/01/30	5.000%	560,000	623,795
City of Rock Hill Revenue Bonds Hospitality Fee Pledge Series 2013 04/01/23	5.000%	695,000	814,797
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	400,000	415,984
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(a) 10/01/25	5.000%	1,060,000	1,139,479
Total			4,496,286
Student Loan 1.7%
South Carolina State Education Assistance Authority Revenue Bonds Student Loan Series 2009I 10/01/24	5.000%	2,015,000	2,139,708

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Transportation 4.7%
South Carolina Transportation Infrastructure Bank Refunding Revenue Bonds Series 2005A (AMBAC) 10/01/20	5.250%	4,880,000	5,817,936
Water & Sewer 13.3%
Anderson Regional Joint Water System Refunding Revenue Bonds Series 2012 07/15/28	5.000%	2,000,000	2,251,820
Beaufort-Jasper Water & Sewer Authority Improvement Refunding Revenue Bonds Series 2006 (AGM) 03/01/23	5.000%	1,500,000	1,682,055
03/01/25	4.750%	3,000,000	3,319,800
City of Charleston Refunding Revenue Bonds Waterworks & Sewer System Series 2009A 01/01/21	5.000%	2,500,000	2,859,100
City of Columbia Refunding Revenue Bonds Waterworks & Sewer System Series 2011A 02/01/27	5.000%	1,000,000	1,136,220
County of Berkeley Water & Sewer Refunding Revenue Bonds Series 2008A (AGM) 06/01/21	5.000%	1,000,000	1,141,240
Renewable Water Resources Refunding Revenue Bonds Series 2005B (AGM) 03/01/19	5.250%	1,000,000	1,177,220
Series 2010A 01/01/20	5.000%	1,500,000	1,761,105
Series 2012 01/01/24	5.000%	1,000,000	1,172,700
Total			16,501,260
Total Municipal Bonds (Cost: $110,717,667)			118,688,729

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia South Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Money Market Funds 3.4%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(c)	4,282,828	4,282,828
Total Money Market Funds (Cost: $4,282,828)		4,282,828
Total Investments (Cost: $115,000,495)		122,971,557
Other Assets & Liabilities, Net		1,214,032
Net Assets		124,185,589

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2014, the value of these securities amounted to $3,160,462 or 2.54% of net assets.

(b)  Zero coupon bond.

(c)  The rate shown is the seven-day current annualized yield at April 30, 2014.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia South Carolina Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	118,688,729	—	118,688,729
Total Bonds	—	118,688,729	—	118,688,729
Mutual Funds
Money Market Funds	4,282,828	—	—	4,282,828
Total Mutual Funds	4,282,828	—	—	4,282,828
Total	4,282,828	118,688,729	—	122,971,557

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia South Carolina Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
(identified cost $115,000,495)	$122,971,557
Receivable for:
Capital shares sold	143,177
Interest	1,570,345
Expense reimbursement due from Investment Manager	662
Prepaid expenses	648
Total assets	124,686,389
Liabilities
Payable for:
Capital shares purchased	30,373
Dividend distributions to shareholders	307,190
Investment management fees	1,359
Distribution and/or service fees	528
Transfer agent fees	22,622
Administration fees	238
Compensation of board members	107,093
Other expenses	31,397
Total liabilities	500,800
Net assets applicable to outstanding capital stock	$124,185,589
Represented by
Paid-in capital	$115,215,286
Undistributed net investment income	1,096,315
Accumulated net realized loss	(97,074)
Unrealized appreciation (depreciation) on:
Investments	7,971,062
Total — representing net assets applicable to outstanding capital stock	$124,185,589

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia South Carolina Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2014

Class A
Net assets	$21,694,047
Shares outstanding	2,067,363
Net asset value per share	$10.49
Maximum offering price per share(a)	$10.84
Class B
Net assets	$24,499
Shares outstanding	2,333
Net asset value per share	$10.50
Class C
Net assets	$13,871,113
Shares outstanding	1,321,046
Net asset value per share	$10.50
Class R4
Net assets	$604,343
Shares outstanding	57,615
Net asset value per share	$10.49
Class Z
Net assets	$87,991,587
Shares outstanding	8,381,198
Net asset value per share	$10.50

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia South Carolina Intermediate Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2014

Net investment income
Income:
Dividends	$193
Interest	5,053,946
Total income	5,054,139
Expenses:
Investment management fees	527,856
Distribution and/or service fees
Class A	56,893
Class B	719
Class C	139,820
Transfer agent fees
Class A	43,712
Class B	139
Class C	26,847
Class R4	499
Class Z	182,378
Administration fees	92,375
Compensation of board members	26,147
Custodian fees	2,069
Printing and postage fees	22,138
Registration fees	19,049
Professional fees	34,967
Other	25,855
Total expenses	1,201,463
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(265,033)
Total net expenses	936,430
Net investment income	4,117,709
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(97,074)
Net realized loss	(97,074)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,891,627)
Net change in unrealized appreciation (depreciation)	(5,891,627)
Net realized and unrealized loss	(5,988,701)
Net decrease in net assets from operations	$(1,870,992)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia South Carolina Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013(a)
Operations
Net investment income	$4,117,709	$4,942,480
Net realized gain (loss)	(97,074)	812,308
Net change in unrealized appreciation (depreciation)	(5,891,627)	1,393,274
Net increase (decrease) in net assets resulting from operations	(1,870,992)	7,148,062
Distributions to shareholders
Net investment income
Class A	(687,610)	(737,871)
Class B	(1,645)	(2,718)
Class C	(318,131)	(305,366)
Class R4	(8,876)	(9)
Class Z	(3,101,447)	(3,896,516)
Net realized gains
Class A	(10,759)	—
Class B	(37)	—
Class C	(6,762)	—
Class R4	(192)	—
Class Z	(43,423)	—
Total distributions to shareholders	(4,178,882)	(4,942,480)
Increase (decrease) in net assets from capital stock activity	(35,895,298)	(10,205,179)
Total decrease in net assets	(41,945,172)	(7,999,597)
Net assets at beginning of year	166,130,761	174,130,358
Net assets at end of year	$124,185,589	$166,130,761
Undistributed net investment income	$1,096,315	$1,101,330

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia South Carolina Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	400,356	4,172,250	786,533	8,520,729
Distributions reinvested	49,193	512,200	46,687	506,413
Redemptions	(930,682)	(9,756,565)	(585,105)	(6,335,753)
Net increase (decrease)	(481,133)	(5,072,115)	248,115	2,691,389
Class B shares
Subscriptions	—	—	1	6
Distributions reinvested	138	1,442	227	2,458
Redemptions(b)	(8,167)	(85,336)	(4,307)	(46,718)
Net decrease	(8,029)	(83,894)	(4,079)	(44,254)
Class C shares
Subscriptions	289,043	3,023,842	358,502	3,890,750
Distributions reinvested	19,889	207,157	16,204	175,855
Redemptions	(428,686)	(4,467,197)	(240,470)	(2,610,818)
Net increase (decrease)	(119,754)	(1,236,198)	134,236	1,455,787
Class R4 shares
Subscriptions	57,136	591,829	231	2,500
Distributions reinvested	861	8,962	1	6
Redemptions	(614)	(6,369)	—	—
Net increase	57,383	594,422	232	2,506
Class Z shares
Subscriptions	1,282,166	13,381,814	3,873,321	41,933,570
Distributions reinvested	39,092	407,323	40,129	435,394
Redemptions	(4,194,741)	(43,886,650)	(5,243,476)	(56,679,571)
Net decrease	(2,873,483)	(30,097,513)	(1,330,026)	(14,310,607)
Total net decrease	(3,425,016)	(35,895,298)	(951,522)	(10,205,179)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia South Carolina Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,					Year Ended March 31,
Class A	2014	2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.89	$10.74		$10.64		$10.08		$10.17		$9.84
Income from investment operations:
Net investment income	0.32	0.30		0.03		0.33		0.35		0.34
Net realized and unrealized gain (loss)	(0.40)	0.15		0.10		0.56		(0.09)		0.33
Total from investment operations	(0.08)	0.45		0.13		0.89		0.26		0.67
Less distributions to shareholders:
Net investment income	(0.31)	(0.30)		(0.03)		(0.33)		(0.35)		(0.34)
Net realized gains	(0.01)	—		—		—		—		—
Total distributions to shareholders	(0.32)	(0.30)		(0.03)		(0.33)		(0.35)		(0.34)
Net asset value, end of period	$10.49	$10.89		$10.74		$10.64		$10.08		$10.17
Total return	(0.66%)	4.28%		1.18%		8.97%		2.54%		6.91%
Ratios to average net assets(b)
Total gross expenses	1.01%	0.97%		0.99	%(c)	1.04%		0.95%		0.91%
Total net expenses(d)	0.81%	0.81	%(e)	0.79	%(c)	0.79	%(e)	0.80	%(e)	0.78	%(e)
Net investment income	3.02%	2.81%		2.95	%(c)	3.16%		3.41%		3.39%
Supplemental data
Net assets, end of period (in thousands)	$21,694	$27,743		$24,707		$24,748		$18,513		$24,126
Portfolio turnover	6%	14%		0%		9%		15%		16%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia South Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,					Year Ended March 31,
Class B	2014	2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.89	$10.75		$10.65		$10.08		$10.18		$9.85
Income from investment operations:
Net investment income	0.24	0.22		0.02		0.25		0.27		0.27
Net realized and unrealized gain (loss)	(0.39)	0.14		0.10		0.58		(0.09)		0.33
Total from investment operations	(0.15)	0.36		0.12		0.83		0.18		0.60
Less distributions to shareholders:
Net investment income	(0.23)	(0.22)		(0.02)		(0.26)		(0.28)		(0.27)
Net realized gains	(0.01)	—		—		—		—		—
Total distributions to shareholders	(0.24)	(0.22)		(0.02)		(0.26)		(0.28)		(0.27)
Net asset value, end of period	$10.50	$10.89		$10.75		$10.65		$10.08		$10.18
Total return	(1.31%)	3.41%		1.12%		8.25%		1.70%		6.12%
Ratios to average net assets(b)
Total gross expenses	1.76%	1.72%		1.74	%(c)	1.84%		1.70%		1.66%
Total net expenses(d)	1.56%	1.55	%(e)	1.54	%(c)	1.54	%(e)	1.55	%(e)	1.53	%(e)
Net investment income	2.29%	2.07%		2.20	%(c)	2.43%		2.65%		2.64%
Supplemental data
Net assets, end of period (in thousands)	$24	$113		$155		$154		$246		$1,175
Portfolio turnover	6%	14%		0%		9%		15%		16%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia South Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,					Year Ended March 31,
Class C	2014	2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.89	$10.75		$10.65		$10.08		$10.18		$9.85
Income from investment operations:
Net investment income	0.24	0.22		0.02		0.25		0.27		0.27
Net realized and unrealized gain (loss)	(0.39)	0.14		0.10		0.58		(0.10)		0.33
Total from investment operations	(0.15)	0.36		0.12		0.83		0.17		0.60
Less distributions to shareholders:
Net investment income	(0.23)	(0.22)		(0.02)		(0.26)		(0.27)		(0.27)
Net realized gains	(0.01)	—		—		—		—		—
Total distributions to shareholders	(0.24)	(0.22)		(0.02)		(0.26)		(0.27)		(0.27)
Net asset value, end of period	$10.50	$10.89		$10.75		$10.65		$10.08		$10.18
Total return	(1.31%)	3.41%		1.12%		8.27%		1.68%		6.11%
Ratios to average net assets(b)
Total gross expenses	1.76%	1.72%		1.73	%(c)	1.78%		1.70%		1.66%
Total net expenses(d)	1.56%	1.55	%(e)	1.54	%(c)	1.54	%(e)	1.55	%(e)	1.53	%(e)
Net investment income	2.28%	2.06%		2.19	%(c)	2.41%		2.65%		2.63%
Supplemental data
Net assets, end of period (in thousands)	$13,871	$15,694		$14,041		$13,093		$10,031		$9,300
Portfolio turnover	6%	14%		0%		9%		15%		16%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia South Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R4	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.88	$10.80
Income from investment operations:
Net investment income	0.34	0.04
Net realized and unrealized gain (loss)	(0.38)	0.08
Total from investment operations	(0.04)	0.12
Less distributions to shareholders:
Net investment income	(0.34)	(0.04)
Net realized gains	(0.01)	—
Total distributions to shareholders	(0.35)	(0.04)
Net asset value, end of period	$10.49	$10.88
Total return	(0.32%)	1.09%
Ratios to average net assets(b)
Total gross expenses	0.79%	0.58	%(c)
Total net expenses(d)	0.56%	0.53	%(c)
Net investment income	3.34%	3.12	%(c)
Supplemental data
Net assets, end of period (in thousands)	$604	$3
Portfolio turnover	6%	14%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia South Carolina Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,					Year Ended March 31,
Class Z	2014	2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.89	$10.75		$10.65		$10.08		$10.18		$9.84
Income from investment operations:
Net investment income	0.34	0.33		0.03		0.36		0.38		0.37
Net realized and unrealized gain (loss)	(0.38)	0.14		0.10		0.57		(0.10)		0.34
Total from investment operations	(0.04)	0.47		0.13		0.93		0.28		0.71
Less distributions to shareholders:
Net investment income	(0.34)	(0.33)		(0.03)		(0.36)		(0.38)		(0.37)
Net realized gains	(0.01)	—		—		—		—		—
Total distributions to shareholders	(0.35)	(0.33)		(0.03)		(0.36)		(0.38)		(0.37)
Net asset value, end of period	$10.50	$10.89		$10.75		$10.65		$10.08		$10.18
Total return	(0.32%)	4.45%		1.20%		9.33%		2.70%		7.28%
Ratios to average net assets(b)
Total gross expenses	0.76%	0.72%		0.73	%(c)	0.78%		0.70%		0.66%
Total net expenses(d)	0.56%	0.55	%(e)	0.54	%(c)	0.54	%(e)	0.55	%(e)	0.53	%(e)
Net investment income	3.27%	3.06%		3.20	%(c)	3.42%		3.65%		3.64%
Supplemental data
Net assets, end of period (in thousands)	$87,992	$122,578		$135,227		$131,663		$127,101		$150,971
Portfolio turnover	6%	14%		0%		9%		15%		16%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia South Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia South Carolina Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2014
22

Columbia South Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2014 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2014 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2014, other expenses paid to this company were $1,748.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Annual Report 2014
23

Columbia South Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $33,426 for Class A and $2,129 for Class C shares for the year ended April 30, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2014
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and

Annual Report 2014
24

Columbia South Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(5,015)
Accumulated net realized loss	5,013
Paid-in capital	2

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Ordinary income	$14,472	$14,440
Long-term capital gains	56,114	—
Tax-exempt income	4,108,296	4,928,040
Total	$4,178,882	$4,942,480

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,510,538
Capital loss carryforwards	(30,659)
Net unrealized appreciation	7,904,647

At April 30, 2014, the cost of investments for federal income tax purposes was $115,066,910 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$8,076,534
Unrealized depreciation	(171,887)
Net unrealized appreciation	$7,904,647

The following capital loss carryforwards, determined at April 30, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	30,659

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $8,196,451 and $45,913,981, respectively, for the year ended April 30, 2014.

Note 6. Shareholder Concentration

At April 30, 2014, one unaffiliated shareholder of record owned 65.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR

Annual Report 2014
25

Columbia South Carolina Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended April 30, 2014.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
26

Columbia South Carolina Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia South Carolina Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia South Carolina Intermediate Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

Annual Report 2014
27

Columbia South Carolina Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$56,114
Exempt-Interest Dividends	99.65%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2014
28

Columbia South Carolina Intermediate Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014
29

Columbia South Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
30

Columbia South Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
31

Columbia South Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
32

Columbia South Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
33

Columbia South Carolina Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
34

Columbia South Carolina Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia South Carolina Intermediate Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
35

Columbia South Carolina Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe's median expense ratio. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
36

Columbia South Carolina Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
37

Columbia South Carolina Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN231_04_D01_(06/14)

Annual Report

April 30, 2014

Columbia Georgia Intermediate Municipal Bond Fund
(renamed Columbia AMT-Free Georgia Intermediate Muni Bond Fund, effective July 7, 2014)

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Georgia Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Approval of Investment Management Services Agreement	35
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Georgia Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Georgia Intermediate Municipal Bond Fund (the Fund) Class A shares returned 0.02% excluding sales charges for the 12-month period that ended April 30, 2014. Class Z shares of the Fund returned 0.18% for the same time period.

>  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 0.97% for the 12-month period.

>  The Fund's maturity positioning generally accounted for its shortfall relative to its benchmark.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	05/04/92
Excluding sales charges		0.02	4.12	3.60
Including sales charges		-3.26	3.43	3.26
Class B	06/07/93
Excluding sales charges		-0.82	3.32	2.83
Including sales charges		-3.71	3.32	2.83
Class C	06/17/92
Excluding sales charges		-0.82	3.32	2.83
Including sales charges		-1.78	3.32	2.83
Class R4*	03/19/13	0.18	4.35	3.85
Class Z	03/01/92	0.18	4.37	3.86
Barclays 3-15 Year Blend Municipal Bond Index		0.97	4.91	4.71

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Georgia Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2004 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Georgia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Georgia Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

Effective July 7, 2014, the Fund will be renamed Columbia AMT-Free Georgia Intermediate Muni Bond Fund.

For the 12-month period that ended April 30, 2014, the Fund's Class A shares returned 0.02% excluding sales charges. Class Z shares of the Fund returned 0.18% for the same time period. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 0.97% for the 12-month period. The Fund's maturity positioning generally accounted for its shortfall relative to the benchmark, as the Fund generally had more exposure than the benchmark to the 8-12 year maturity range, which was the worst performing area of the maturity spectrum during the period. We shortened the Fund's duration as interest rates rose in 2013, which was a good strategic decision, but it was a little too short to capture the upside opportunity when rates stabilized and then declined in 2014.

Stable Economic Growth

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid new job growth drove the unemployment rate down to 6.3%. Robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.2%. Personal income edged higher, borrowing increased and the savings rate declined. Consumer confidence generally rose during the 12-month period, reflecting consumer expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. In December 2013, the Fed announced that it would take a measured approach to tapering its monthly bond-buying program, beginning in January 2014. Further tapering commenced in February, March and April. Against this backdrop of generally positive economic news, bonds lost some ground as interest rates moved higher. Nevertheless, the municipal market managed a modestly positive return for the period.

A Challenging Environment for the Municipal Market

Municipal yields followed Treasury yields higher from the beginning of the reporting period through early September 2013. A rapid selloff in the wake of climbing yields sent municipal bond fund shares downward, causing heavy selling pressure which persisted through the end of the calendar year. The environment improved in the first four months of 2014. Fund outflows slowed, state and local revenues improved, demand for shorter-maturity municipal bonds remained strong and new issuance declined sharply. Through April, new bond issuance was down by 30% compared to the same period in 2013, and refunding volume dropped by more than 50%. For the 12-month period, the best returns came from bonds with two- to four-year maturities. Bonds with 10-year maturities were the worst performers. Generally speaking, lower quality bonds generated slightly higher returns than higher quality bonds.

We took advantage of market volatility to shorten the Fund's duration, manage tax gains and losses and decrease exposure to lower coupon bonds, which underperformed as rates rose and added volatility to the portfolio. The Fund's cash position was larger than we typically maintain to provide liquidity and meet

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at April 30, 2014)
AAA rating	8.5
AA rating	44.6
A rating	37.5
BBB rating	8.0
Not rated	1.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in this Fund, including market risk, credit risk, interest rate risk prepayment and extension risk and state-specific municipal securities risk. In general, bond prices rise when interest rates fall and vice versa. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called 'high-yield' or 'junk' bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. See the Fund's prospectus for information on these and other risks associated with Fund. Income from tax-exempt funds may be subject to state and local taxes. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales.

Annual Report 2014
4

Columbia Georgia Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

customer redemptions. We also eliminated the Fund's modest exposure to Puerto Rico, which, with recent downgrades, currently accounts for very little of the benchmark as well.

Contributors and Detractors

The Fund's overweight relative to the benchmark in issues rated A and underweight in higher quality issues rated AAA added results. Because we sold the Fund's only Puerto Rico holding early in the period, we avoided the large losses that ensued as all Puerto Rico credits came under pressure. Housing bonds and transportation issues aided results. In addition, the Fund's overweight in water and sewer issues, which generated better results than the benchmark components, supported the Fund's returns. These gains were somewhat offset by the Fund's overweight in the weakest performing segment of the yield curve, eight- to 12-year maturity range. Hospital and local general obligation bonds also detracted from results.

Georgia's Momentum Intact

Even though job growth slowed half way through the period, we believe the employment picture for Georgia is better than its neighboring Southern states and the U.S. average. Consumer and business services have been resilient, construction hiring has resumed and manufacturing employment bounced back from a weak stretch in 2013. At this time, housing prices are also up strongly. The current forecast for Georgia state and local government calls for an increase in public hiring in 2014, as state tax revenues have shown healthy gains. Disappointing population growth in 2013 weighs on Georgia's short-term outlook. However, we believe the state's multiple drivers of growth have the potential to lift Georgia to above-average growth over the longer term.

Looking Ahead

So far, we believe 2014 is lining up to be a better year for the municipal market than 2013. Overall returns have been better than they were in 2013, especially for longer-term municipal bonds. Even though we expect interest rates to continue to rise gradually through the end of 2014, we presently believe that the taxable equivalent yield on municipal bonds is still attractive to investors who are subject to higher federal tax rates. In this environment, we have currently positioned the Fund with neutral duration relative to the benchmark and with greater emphasis on issues rated A and BBB, which we believe have the potential to offer more value in an environment of slow but improving economic growth.

Annual Report 2014
5

Columbia Georgia Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,021.30	1,020.78	4.06	4.06	0.81
Class B	1,000.00	1,000.00	1,016.60	1,017.06	7.80	7.80	1.56
Class C	1,000.00	1,000.00	1,016.60	1,017.06	7.80	7.80	1.56
Class R4	1,000.00	1,000.00	1,021.70	1,022.02	2.81	2.81	0.56
Class Z	1,000.00	1,000.00	1,022.50	1,022.02	2.81	2.81	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Georgia Intermediate Municipal Bond Fund

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.6%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 3.6%
City of Atlanta Department of Aviation Refunding Revenue Bonds Series 2010C 01/01/25	5.000%	1,500,000	1,692,630
Revenue Bonds Series 2012B 01/01/27	5.000%	1,000,000	1,132,410
Total			2,825,040
Forest Products 1.3%
Richmond County Development Authority Revenue Bonds International Paper Co. Project Series 2001A 03/01/15	5.150%	1,000,000	1,031,980
Higher Education 14.1%
Athens Housing Authority Refunding Revenue Bonds UGAREF East Series 2010 12/01/16	4.000%	250,000	270,410
UGAREF East Campus Housing Series 2011 12/01/25	5.000%	1,000,000	1,120,890
Bleckley County & Dodge County Joint Development Authority Revenue Bonds Middle Georgia College Series 2008 07/01/21	5.000%	1,260,000	1,354,210
Bulloch County Development Authority Refunding Revenue Bonds Georgia Southern University Housing Foundation Series 2012 (AGM) 08/01/27	5.000%	1,000,000	1,107,800
Revenue Bonds Georgia Southern University Housing Foundation Four Series 2008 (AGM) 07/01/20	5.250%	1,000,000	1,149,660
Carrollton Payroll Development Authority Refunding Revenue Bonds Anticipation Certificates - UWG Campus Center Series 2012 (AGM) 08/01/25	5.000%	1,225,000	1,367,529
DeKalb Newton & Gwinnett Counties Joint Development Authority Revenue Bonds GGC Foundation LLC Project Series 2009 07/01/24	5.500%	2,500,000	2,780,050

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Richmond County Development Authority Refunding Revenue Bonds ASU Jaguar Student Housing Series 2012 (AGM) 02/01/27	5.000%	750,000	827,295
South Regional Joint Development Authority Revenue Bonds VSU Auxiliary Services-Student Series 2008A 08/01/23	5.000%	1,125,000	1,222,796
Total			11,200,640
Hospital 7.6%
Cobb County Kennestone Hospital Authority Revenue Bonds Certificates Series 2005B (AMBAC) 04/01/16	4.000%	1,110,000	1,178,620
DeKalb Private Hospital Authority Revenue Bonds Children's Healthcare Series 2009 11/15/17	5.000%	320,000	362,339
Fayette County Hospital Authority Revenue Bonds Fayette Community Hospital Series 2009A 06/15/23	5.250%	2,000,000	2,281,140
Gwinnett County Hospital Authority Revenue Bonds Gwinnet Hospital System Series 2007A (AGM) 07/01/23	5.000%	2,000,000	2,186,140
Total			6,008,239
Joint Power Authority 4.9%
Municipal Electric Authority of Georgia Revenue Bonds Linked Certificates Series 1992B (NPFGC) 01/01/16	6.375%	1,000,000	1,061,380
Project One Subordinated Series 2008A 01/01/21	5.250%	1,395,000	1,655,642
Subordinated Series 2008D 01/01/23	6.000%	1,000,000	1,184,740
Total			3,901,762
Local Appropriation 7.8%
Atlanta Public Safety & Judicial Facilities Authority Revenue Bonds Public Safety Facility Project Series 2006 (AGM) 12/01/17	5.000%	1,310,000	1,442,480

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Georgia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clayton County Development Authority Refunding Revenue Bonds Tuff Archives LLC Series 2012 07/01/24	5.000%	1,295,000	1,485,935
Fulton County Facilities Corp. Certificate of Participation Fulton County Public Purpose Project Series 2009 11/01/17	5.000%	1,000,000	1,130,920
Winder-Barrow Industrial Building Authority Refunding Revenue Bonds City of Winder Project Series 2012 (AGM) 12/01/24	5.000%	1,900,000	2,161,231
Total			6,220,566
Local General Obligation 12.3%
Atlanta Solid Waste Management Authority Refunding Revenue Bonds Series 2008 (AGM) 12/01/17	5.000%	795,000	908,939
Cherokee County Board of Education Unlimited General Obligation Bonds Series 2009A 08/01/22	5.000%	2,000,000	2,332,980
Series 2014A 08/01/30	5.000%	1,000,000	1,162,880
College Park Business & Industrial Development Authority Refunding Revenue Bonds Civic Center Project Series 2005 (AMBAC) 09/01/19	5.250%	1,000,000	1,098,560
Gwinnett County School District Unlimited General Obligation Refunding Bonds Series 2010 02/01/24	5.000%	1,500,000	1,855,140
Savannah-Chatham County School District Unlimited General Obligation Refunding Bonds Series 2004 (AGM) 08/01/19	5.250%	2,000,000	2,385,560
Total			9,744,059
Multi-Family 2.9%
Cobb County Development Authority Revenue Bonds KSU Village Real Estate Series 2007A (AMBAC) 07/15/27	5.250%	2,250,000	2,296,215

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Power 1.4%
City of Griffin Refunding Revenue Bonds Series 2012 (AGM) 01/01/22	4.000%	750,000	817,110
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	220,000	252,208
Total			1,069,318
Prepaid Gas 0.4%
Main Street Natural Gas, Inc. Revenue Bonds Series 2007A 09/15/19	5.250%	295,000	334,524
Refunded/Escrowed 7.7%
Douglas County School District Prerefunded 04/01/17 Unlimited General Obligation Bonds Series 2007 04/01/21	5.000%	1,110,000	1,251,658
Unlimited General Obligation Prefunded 04/01/17 Bonds Series 2007 04/01/21	5.000%	890,000	1,004,134
Gwinnett County School District Prerefunded 02/01/18 Unlimited General Obligation Bonds Series 2008 02/01/22	5.000%	1,000,000	1,150,190
State of Georgia Prerefunded 12/01/17 Unlimited General Obligation Bonds Series 2007G 12/01/20	5.000%	1,000,000	1,150,470
Walton County School District Prerefunded 08/01/15 Unlimited General Obligation Bonds Series 2005A (NPFGC) 08/01/22	5.000%	1,500,000	1,589,640
Total			6,146,092
Special Non Property Tax 8.2%
Cobb-Marietta Coliseum & Exhibit Hall Authority Refunding Revenue Bonds Series 2005 (NPFGC) 10/01/19	5.250%	2,430,000	2,854,060
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds Series 1992N (NPFGC/BNY) 07/01/18	6.250%	1,535,000	1,701,839
Third Indenture Series 2012A 07/01/30	5.000%	1,500,000	1,675,545

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Georgia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	300,000	311,988
Total			6,543,432
Special Property Tax 2.1%
City of Atlanta Refunding Tax Allocation Bonds Atlanta Station Project Series 2007 (AGM) 12/01/20	5.250%	1,545,000	1,671,860
State General Obligation 2.9%
State of Georgia Unlimited General Obligation Bonds Series 2009D 05/01/23	5.000%	2,000,000	2,337,860
Transportation 4.2%
Georgia State Road & Tollway Authority Revenue Bonds Federal Highway Grant BAN Series 2009A 06/01/21	5.000%	1,000,000	1,166,080
Federal Highway Grant - GARVEE BAN Series 2006 (NPFGC) 06/01/16	5.000%	2,000,000	2,189,160
Total			3,355,240
Water & Sewer 15.2%
Augusta Water & Sewerage Refunding Revenue Bonds Series 2007 (AGM) 10/01/21	5.000%	1,000,000	1,147,450
10/01/22	5.000%	2,000,000	2,292,720
City of Atlanta Water & Wastewater Revenue Bonds Series 2009B (AGM) 11/01/17	5.000%	1,000,000	1,140,170

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of DeKalb Refunding Revenue Bond Water & Sewerage Series 2006B 10/01/21	5.250%	2,000,000	2,405,200
Jackson County Water & Sewer Authority Revenue Bonds Series 2006A (XLCA) 09/01/16	5.000%	1,030,000	1,106,344
Upper Oconee Basin Water Authority Refunding Revenue Bonds Series 2005 (NPFGC) 07/01/17	5.000%	1,140,000	1,284,563
07/01/22	5.000%	1,000,000	1,052,950
Walton County Water & Sewer Authority Revenue Bonds Hard Labor Creek Project Series 2008 (AGM) 02/01/25	5.000%	1,495,000	1,674,624
Total			12,104,021
Total Municipal Bonds (Cost: $71,435,109)			76,790,848

Money Market Funds 2.5%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(b)	1,958,147	1,958,147
Total Money Market Funds (Cost: $1,958,147)		1,958,147
Total Investments (Cost: $73,393,256)		78,748,995
Other Assets & Liabilities, Net		702,334
Net Assets		79,451,329

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2014, the value of these securities amounted to $564,196 or 0.71% of net assets.

(b)  The rate shown is the seven-day current annualized yield at April 30, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Georgia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BAN  Bond Anticipation Note

BNY  Bank of New York

NPFGC  National Public Finance Guarantee Corporation

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Georgia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	76,790,848	—	76,790,848
Total Bonds	—	76,790,848	—	76,790,848
Mutual Funds
Money Market Funds	1,958,147	—	—	1,958,147
Total Mutual Funds	1,958,147	—	—	1,958,147
Total	1,958,147	76,790,848	—	78,748,995

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Georgia Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
(identified cost $73,393,256)	$78,748,995
Receivable for:
Capital shares sold	76,694
Interest	1,007,223
Expense reimbursement due from Investment Manager	655
Prepaid expenses	614
Total assets	79,834,181
Liabilities
Payable for:
Capital shares purchased	34,247
Dividend distributions to shareholders	196,936
Investment management fees	871
Distribution and/or service fees	216
Transfer agent fees	14,521
Administration fees	152
Compensation of board members	105,547
Other expenses	30,362
Total liabilities	382,852
Net assets applicable to outstanding capital stock	$79,451,329
Represented by
Paid-in capital	$74,158,052
Undistributed net investment income	140,766
Accumulated net realized loss	(203,228)
Unrealized appreciation (depreciation) on:
Investments	5,355,739
Total — representing net assets applicable to outstanding capital stock	$79,451,329

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Georgia Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2014

Class A
Net assets	$16,728,035
Shares outstanding	1,546,374
Net asset value per share	$10.82
Maximum offering price per share(a)	$11.18
Class B
Net assets	$212,389
Shares outstanding	19,623
Net asset value per share	$10.82
Class C
Net assets	$3,500,932
Shares outstanding	323,530
Net asset value per share	$10.82
Class R4
Net assets	$36,933
Shares outstanding	3,418
Net asset value per share(b)	$10.80
Class Z
Net assets	$58,973,040
Shares outstanding	5,451,273
Net asset value per share	$10.82

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Georgia Intermediate Municipal Bond Fund

Statement of Operations

Year Ended April 30, 2014

Net investment income
Income:
Dividends	$334
Interest	3,127,201
Total income	3,127,535
Expenses:
Investment management fees	337,994
Distribution and/or service fees
Class A	42,773
Class B	2,094
Class C	38,881
Transfer agent fees
Class A	33,857
Class B	415
Class C	7,689
Class R4	9
Class Z	125,163
Administration fees	59,149
Compensation of board members	25,164
Custodian fees	1,691
Printing and postage fees	21,228
Registration fees	23,509
Professional fees	34,565
Other	24,241
Total expenses	778,422
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(221,483)
Total net expenses	556,939
Net investment income	2,570,596
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(203,228)
Net realized loss	(203,228)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,737,552)
Net change in unrealized appreciation (depreciation)	(2,737,552)
Net realized and unrealized loss	(2,940,780)
Net decrease in net assets from operations	$(370,184)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Georgia Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013(a)
Operations
Net investment income	$2,570,596	$3,038,674
Net realized gain (loss)	(203,228)	617,336
Net change in unrealized appreciation (depreciation)	(2,737,552)	(210,967)
Net increase (decrease) in net assets resulting from operations	(370,184)	3,445,043
Distributions to shareholders
Net investment income
Class A	(494,521)	(576,263)
Class B	(4,493)	(5,354)
Class C	(83,246)	(86,232)
Class R4	(142)	(9)
Class Z	(1,988,246)	(2,370,817)
Net realized gains
Class A	(113,251)	(16,344)
Class B	(1,381)	(190)
Class C	(25,243)	(3,430)
Class R4	(16)	—
Class Z	(404,861)	(62,446)
Total distributions to shareholders	(3,115,400)	(3,121,085)
Increase (decrease) in net assets from capital stock activity	(16,253,048)	(5,196,092)
Total decrease in net assets	(19,738,632)	(4,872,134)
Net assets at beginning of year	99,189,961	104,062,095
Net assets at end of year	$79,451,329	$99,189,961
Undistributed net investment income	$140,766	$165,802

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Georgia Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	348,795	3,717,506	309,194	3,462,505
Distributions reinvested	37,421	402,659	39,862	447,356
Redemptions	(758,732)	(8,247,044)	(207,091)	(2,324,482)
Net increase (decrease)	(372,516)	(4,126,879)	141,965	1,585,379
Class B shares
Subscriptions	206	2,213	164	1,846
Distributions reinvested	297	3,195	284	3,188
Redemptions(b)	(140)	(1,507)	(14,501)	(162,758)
Net increase (decrease)	363	3,901	(14,053)	(157,724)
Class C shares
Subscriptions	61,401	674,191	127,657	1,430,778
Distributions reinvested	7,901	84,936	6,054	67,973
Redemptions	(129,136)	(1,384,926)	(100,765)	(1,127,857)
Net increase (decrease)	(59,834)	(625,799)	32,946	370,894
Class R4 shares
Subscriptions	3,189	34,292	224	2,500
Distributions reinvested	4	42	1	6
Net increase	3,193	34,334	225	2,506
Class Z shares
Subscriptions	447,121	4,828,087	778,048	8,731,054
Distributions reinvested	14,755	158,690	12,415	139,348
Redemptions	(1,533,223)	(16,525,382)	(1,415,307)	(15,867,549)
Net decrease	(1,071,347)	(11,538,605)	(624,844)	(6,997,147)
Total net decrease	(1,500,141)	(16,253,048)	(463,761)	(5,196,092)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Georgia Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,				Year Ended March 31,
Class A	2014	2013	2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.21	$11.18	$11.09		$10.50		$10.58		$10.18
Income from investment operations:
Net investment income	0.31	0.31	0.03		0.33		0.33		0.34
Net realized and unrealized gain (loss)	(0.32)	0.04	0.09		0.59		(0.08)		0.40
Total from investment operations	(0.01)	0.35	0.12		0.92		0.25		0.74
Less distributions to shareholders:
Net investment income	(0.31)	(0.31)	(0.03)		(0.33)		(0.33)		(0.34)
Net realized gains	(0.07)	(0.01)	—		—		—		—
Total distributions to shareholders	(0.38)	(0.32)	(0.03)		(0.33)		(0.33)		(0.34)
Net asset value, end of period	$10.82	$11.21	$11.18		$11.09		$10.50		$10.58
Total return	0.02%	3.16%	1.05%		8.85%		2.35%		7.31%
Ratios to average net assets(b)
Total gross expenses	1.07%	1.03%	1.02	%(c)	1.04%		0.99%		0.95%
Total net expenses(d)	0.81%	0.81%	0.80	%(c)	0.80	%(e)	0.80	%(e)	0.78	%(e)
Net investment income	2.89%	2.77%	2.92	%(c)	2.99%		3.09%		3.20%
Supplemental data
Net assets, end of period (in thousands)	$16,728	$21,517	$19,861		$19,563		$19,641		$19,433
Portfolio turnover	5%	16%	0%		11%		11%		22%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Georgia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class B	2014	2013	2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.22	$11.18	$11.10		$10.50		$10.58		$10.19
Income from investment operations:
Net investment income	0.23	0.23	0.02		0.24		0.25		0.26
Net realized and unrealized gain (loss)	(0.33)	0.05	0.08		0.60		(0.08)		0.39
Total from investment operations	(0.10)	0.28	0.10		0.84		0.17		0.65
Less distributions to shareholders:
Net investment income	(0.23)	(0.23)	(0.02)		(0.24)		(0.25)		(0.26)
Net realized gains	(0.07)	(0.01)	—		—		—		—
Total distributions to shareholders	(0.30)	(0.24)	(0.02)		(0.24)		(0.25)		(0.26)
Net asset value, end of period	$10.82	$11.22	$11.18		$11.10		$10.50		$10.58
Total return	(0.82%)	2.48%	0.90%		8.10%		1.59%		6.41%
Ratios to average net assets(b)
Total gross expenses	1.83%	1.78%	1.77	%(c)	1.81%		1.74%		1.70%
Total net expenses(d)	1.56%	1.56%	1.55	%(c)	1.55	%(e)	1.55	%(e)	1.53	%(e)
Net investment income	2.15%	2.04%	2.17	%(c)	2.25%		2.33%		2.47%
Supplemental data
Net assets, end of period (in thousands)	$212	$216	$373		$369		$528		$886
Portfolio turnover	5%	16%	0%		11%		11%		22%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Georgia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class C	2014	2013	2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.22	$11.18	$11.09		$10.50		$10.58		$10.18
Income from investment operations:
Net investment income	0.23	0.23	0.02		0.24		0.25		0.26
Net realized and unrealized gain (loss)	(0.33)	0.04	0.09		0.59		(0.08)		0.40
Total from investment operations	(0.10)	0.27	0.11		0.83		0.17		0.66
Less distributions to shareholders:
Net investment income	(0.23)	(0.22)	(0.02)		(0.24)		(0.25)		(0.26)
Net realized gains	(0.07)	(0.01)	—		—		—		—
Total distributions to shareholders	(0.30)	(0.23)	(0.02)		(0.24)		(0.25)		(0.26)
Net asset value, end of period	$10.82	$11.22	$11.18		$11.09		$10.50		$10.58
Total return	(0.82%)	2.48%	0.99%		8.00%		1.59%		6.51%
Ratios to average net assets(b)
Total gross expenses	1.82%	1.78%	1.77	%(c)	1.78%		1.74%		1.70%
Total net expenses(d)	1.56%	1.56%	1.55	%(c)	1.55	%(e)	1.55	%(e)	1.53	%(e)
Net investment income	2.14%	2.02%	2.17	%(c)	2.23%		2.34%		2.42%
Supplemental data
Net assets, end of period (in thousands)	$3,501	$4,301	$3,919		$4,066		$3,347		$3,567
Portfolio turnover	5%	16%	0%		11%		11%		22%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Georgia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R4	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.20	$11.12
Income from investment operations:
Net investment income	0.34	0.04
Net realized and unrealized gain (loss)	(0.33)	0.08
Total from investment operations	0.01	0.12
Less distributions to shareholders:
Net investment income	(0.34)	(0.04)
Net realized gains	(0.07)	—
Total distributions to shareholders	(0.41)	(0.04)
Net asset value, end of period	$10.80	$11.20
Total return	0.18%	1.07%
Ratios to average net assets(b)
Total gross expenses	0.88%	0.72	%(c)
Total net expenses(d)	0.56%	0.53	%(c)
Net investment income	3.21%	3.12	%(c)
Supplemental data
Net assets, end of period (in thousands)	$37	$3
Portfolio turnover	5%	16%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Georgia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class Z	2014	2013	2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.22	$11.18	$11.09		$10.50		$10.58		$10.18
Income from investment operations:
Net investment income	0.34	0.34	0.03		0.35		0.36		0.36
Net realized and unrealized gain (loss)	(0.33)	0.05	0.09		0.59		(0.08)		0.40
Total from investment operations	0.01	0.39	0.12		0.94		0.28		0.76
Less distributions to shareholders:
Net investment income	(0.34)	(0.34)	(0.03)		(0.35)		(0.36)		(0.36)
Net realized gains	(0.07)	(0.01)	—		—		—		—
Total distributions to shareholders	(0.41)	(0.35)	(0.03)		(0.35)		(0.36)		(0.36)
Net asset value, end of period	$10.82	$11.22	$11.18		$11.09		$10.50		$10.58
Total return	0.18%	3.51%	1.07%		9.08%		2.61%		7.58%
Ratios to average net assets(b)
Total gross expenses	0.82%	0.78%	0.77	%(c)	0.79%		0.74%		0.70%
Total net expenses(d)	0.56%	0.56%	0.55	%(c)	0.55	%(e)	0.55	%(e)	0.53	%(e)
Net investment income	3.14%	3.02%	3.17	%(c)	3.24%		3.34%		3.46%
Supplemental data
Net assets, end of period (in thousands)	$58,973	$73,154	$79,910		$79,371		$85,305		$110,040
Portfolio turnover	5%	16%	0%		11%		11%		22%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Georgia Intermediate Municipal Bond Fund

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia Georgia Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2014
22

Columbia Georgia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2014 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2014 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2014, other expenses paid to this company were $1,633.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Annual Report 2014
23

Columbia Georgia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended April 30, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $6,518 for Class A and $1,256 for Class C shares for the year ended April 30, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through August 31, 2014
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,

Annual Report 2014
24

Columbia Georgia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(24,984)
Accumulated net realized loss	24,984

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Ordinary income	$8,960	$—
Long-term capital gains	510,808	82,410
Tax-exempt income	2,595,632	3,038,675
Total	$3,115,400	$3,121,085

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$443,231
Capital loss carryforwards	(203,228)
Net unrealized appreciation	5,355,739

At April 30, 2014, the cost of investments for federal income tax purposes was $73,393,256 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,510,818
Unrealized depreciation	(155,079)
Net unrealized appreciation	$5,355,739

The following capital loss carryforward, determined at April 30, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
Unlimited short-term	$203,228

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $3,817,235 and $20,880,997, respectively, for the year ended April 30, 2014.

Note 6. Shareholder Concentration

At April 30, 2014, one unaffiliated shareholder of record owned 77.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Annual Report 2014
25

Columbia Georgia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

April 30, 2014

The Fund had no borrowings during the year ended April 30, 2014.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
26

Columbia Georgia Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Georgia Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Georgia Intermediate Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust) at April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

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27

Columbia Georgia Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$2,595,632
Exempt-Interest Dividends	100.00%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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28

Columbia Georgia Intermediate Municipal Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

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29

Columbia Georgia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014
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Columbia Georgia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014
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Columbia Georgia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014
32

Columbia Georgia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014
33

Columbia Georgia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014
34

Columbia Georgia Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Georgia Intermediate Municipal Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014
35

Columbia Georgia Intermediate Municipal Bond Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds' standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers) approximated the peer universe's median expense ratio. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014
36

Columbia Georgia Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
37

Columbia Georgia Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN152_04_D01_(06/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing. The fees presented for 2013 also include two series that liquidated during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$154,000	$154,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$2,800	$2,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended April 30, 2014 and April 30, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$25,800	$72,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2013, Tax Fees also include agreed-upon procedures related to fund liquidations and the review of final tax returns.

During the fiscal years ended April 30, 2014 and April 30, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$325,000	$115,000

In fiscal year 2014, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor. In fiscal year 2013, All Other Fees consist of fees billed for an internal control examination of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$353,600	$190,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 20, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 20, 2014